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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Steven J. Fredricks
Madison Legal and Compliance Department
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant's telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C.§ 3507.

I
Item 1. Certified Financial Statements

Annual Report
December 31, 2020

ULTRA SERIES FUND

Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund
Core Bond Fund
High Income Fund
Diversified Income Fund
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund
International Stock Fund
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s shareholder reports like this one, unless you specifically request paper copies from the insurance company or your financial intermediary. Instead, the shareholder reports will be made available on a website and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by following the instructions provided by the insurance company or financial intermediary.
You may elect to receive paper copies of all future reports free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

Ultra Series Fund|December 31, 2020

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-SEC-0330. Current performance may be lower or higher than the performance data quoted within this report. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Ultra Series Fund|December 31, 2020
Management’s Discussion of Fund Performance (unaudited)
PERIOD IN REVIEW
If in the depths of the COVID-19 market sell-off in March we had been told that 2020 would end with record market highs there would have been only one logical conclusion: by some miracle, the COVID-19 pandemic had been averted. Yet here we are at the end of the year seeing both U.S. stock market and infection highs. We have remarked on this seeming paradoxical coupling for a couple of quarters. Now, with a little more time and perspective, the reasons behind it are becoming clearer. And with that clarity comes some potential insights for the kind of investment environment likely in 2021.
But first a review of the fourth quarter and the year past. The stock market continued the upward trajectory which began in April, with the S&P 500® Index rising 3.8% in December, for a quarterly return of 12.2%, bringing the return for the calendar year to a robust 18.4%. Digging a little deeper behind these benign numbers reveals some of the turmoil that was 2020. The Technology sector soared 43.9% for the year, while Energy was the laggard, dipping -33.4%. Powering much of the fourth quarter rally was the prospect of further fiscal stimulus from Washington along with unexpectedly welcome news regarding the speed of vaccine development and its efficacy.
Interest rates had dropped precipitously in March as investors fled to safety and as the Federal Reserve (“Fed”) stepped in by dropping its target rate close to zero. In the end this produced a solid year for bond investors. While the fourth quarter return for the U.S. Aggregate Bond Index was a modest 0.8%, the annual return was 7.51%, far higher than would have been expected given the relative low yields at the beginning of the year. Yields on the 10-year Treasury finished 2020 at 0.9%, a level below anything seen prior to this year.
An early analysis of 2020 income and spending patterns sheds quite a bit of light on the stock market resilience. While lost jobs have been potentially devastating to those affected, the stimulus checks, expanded unemployment benefits and job retention engineered by Paycheck Protection Program grants have made a huge difference. Keep in mind that most of the lost jobs have been on the lower-wage spectrum with initial estimates showing a COVID-19 loss of some $43 billion in payroll in 2020, a significant amount, yet one that is dwarfed by the $276 billion in stimulus checks and $499 billion in CARES Act unemployment benefits. The result of the stimulus has added up to close to a $1 trillion increase in domestic discretionary spending.
On top of this massive stimulus consider the shifts in discretionary spending as travel and leisure activities have been stymied. Together with the fiscal stimulus this has pushed monthly U.S. savings rates up to an unprecedented high of 30% and greater. In the absence of attractive alternatives, money has flowed into stocks.
Given this unusual scenario, what should investors be prepared for in 2021? We trust the Fed’s commitment to keep rates low for 2021 and well beyond. And we believe easy money will incent corporations to be active in capital spending and in pursuing mergers and acquisitions as well as maintaining the currently robust housing market. The latest round of $900 billion in fiscal stimulus should keep the economy bounding and push more money into investable assets. However, with valuations already stretched, risk of a stumble also rises.
As the new administration takes control, we have the prospect of higher taxes, increased regulation, and additional government spending. The economic fundamentals including rising Federal debt suggest future inflationary pressure. It has been a long time since the U.S. economy has had to deal with significant inflation and, with the Fed bound to low rates, inflation could be a longer-term issue even if high unemployment dampens the prospect for 2021. Still, inflation deserves close attention, and we will be watching out for a weaker dollar, while keeping an eye of the expanding money supply, employment, wage expansion and overall GDP growth.

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
While initial vaccination deployment has been slower than hoped, the market is clearly focused on a post-COVID-19 economy in 2021. Even as we are fervent supporters for this possibility, we are also aware that a market priced for perfection may not have the patience required should the vaccination effort take more time than expected or produce less than anticipated impact on the economy. This matches our general concerns over valuations. It had been our experience that overheated markets often overlook companies with the strongest fundamentals. In line with our belief that this low-yield environment is no time to add risk to bond portfolios, we are constantly monitoring stock holdings for downside risk, knowing that while bull markets can rise beyond expectations, they can reset in a heartbeat, often with the highest fliers taking the biggest dives.
ALLOCATION FUNDS
The Ultra Series Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (collectively, the “Target Allocation Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Target Allocation Funds are diversified among a number of asset classes and their allocation among Underlying Funds is based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’  investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:
• Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
• Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.
• Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

CONSERVATIVE ALLOCATION FUND
INVESTMENT STRATEGY HIGHLIGHTS
Under normal circumstances, the Ultra Series Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.
PERFORMANCE
Cumulative Performance of $10,000 Investment1,2

$20,000
$15,000
$10,000
$5,000
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20
$18,930
$17,836
$14,681
Class I Shares
ICE BofA U.S. Corporate, Government & Mortgage Index
Conservative Allocation Fund Custom Index

The Ultra Series Conservative Allocation Fund (Class I) returned 9.46% for the year, compared to its Custom Blended Index of 11.81%. The Fund’s Morningstar Allocation 30% to 50% Equity peer group returned 8.93%.
The portfolio had solid outperformance within the fixed income allocation, below benchmark returns from the international equity holdings, but outside excess cash, our holdings within U.S. equities provided the largest detractor to performance.
Within fixed income, our long-term U.S. Treasury holdings provided the biggest positive contribution over the period. The Fund’s core actively managed bond holdings were additive. Increases to corporate bonds after the March sell-off also contributed positively. On the foreign equity side, our overweight to Asian emerging markets stocks

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
helped the portfolio. With regards to the U.S. equity holdings, large positive contributions from technology and other growth leaning holdings were overcome by sizeable underperformance from the Fund’s actively managed U.S. stock positions and our gold miner position.

Entering 2020 we believed markets were overly optimistic and priced such that everything would need to go right and with very little margin for error. Our belief was that a slowing economy would challenge the prevailing optimism, but we had no idea we were heading into a very dark time for the global economy. Our late-cycle economy concerns had us allocated rather conservatively in the portfolio all the way back to late 2019, with an underweight allocation to equities, an elevated cash position and sizeable U.S. Treasury bond holdings. Our caution initially provided a drag on return versus the Fund’s blended benchmark. However, as the COVID-19 crisis emerged, our risk-light stance greatly muted the downside experience of the portfolio during the S&P 500® Index’s 34% decline to the March low.
Although we did add risk back to the portfolio in the spring, most notably to corporate bonds and Asian emerging markets equities, our residual defensiveness was a drag on performance as risky assets raced back to all-time highs by late summer. As 2020 came to an end, it felt like we had come full circle back to the start of the year as markets were once again seemingly priced for perfection. Clearly the immense stimulus by both the Federal government and the Federal Reserve, coupled with the very positive late year developments with COVID vaccines are highly supportive of economic growth heading into 2021. However, the US equity market has advanced at a pace well ahead of the expected increase in earnings, leaving the broad stock market trading at historically high valuations. Record high valuations are being met with wildly bullish sentiment and unbridled risk taking. This backdrop has us concerned that risky assets are ripe for disappointment. In turn, we remain under allocated to risky assets, though not to the same degree as we entered 2020, as we do not believe the same level of downside risk is present.
Moving forward we intend to keep our focus squarely on risk management as we remain concerned by the number of inconsistencies present in both the markets and economy.

Average Annual Total Return (%) through December 31, 2020[1,2]
	1 Year	3 Years	5 Years	10 Year
Ultra Series Conservative Allocation, Class I	9.46	6.44	6.98	5.96
Ultra Series Conservative Allocation, Class II	9.18	6.17	6.71	5.69
ICE BofA US Corp, Govt & Mortg Index	7.64	5.46	4.52	3.91
Conservative Allocation Fund Custom Index	11.81	7.93	7.83	6.59
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Alternative Funds	1.7%
Bond Funds	64.2%
Foreign Stock Funds	10.3%
Short-Term Investments	6.8%
Stock Funds	19.4%
Net Other Assets and Liabilities	(2.4)%

MODERATE ALLOCATION FUND
INVESTMENT STRATEGY HIGHLIGHTS
Under normal circumstances, the Ultra Series Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.
PERFORMANCE
Cumulative Performance of $10,000 Investment1,2

$40,000
$30,000
$20,000
$10,000
$0
Class I Shares
S&P 500® Index
Moderate Allocation Fund Custom Index
$36,700
$22,459
$20,882
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Series Moderate Allocation Fund (Class I) returned 10.06% for the year, compared to its Custom Blended Index

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
of 14.44%. The Fund’s Morningstar Allocation 50% to 70% Equity peer group returned 11.00%.
Overall, the portfolio benefited from strong outperformance within the fixed income allocation, strong yet below benchmark returns from the international equity holdings, but outside excess cash, our holdings within U.S. equities provided the largest detractor to performance.
Within fixed income, our long-term U.S. Treasury holdings provided the biggest positive contribution over the period. The Fund’s core actively managed bond holdings were additive. Increases to corporate bonds after the March sell-off also contributed positively. On the foreign equity side, our sizeable overweight to Asian emerging markets stocks helped the portfolio. With regards to the U.S. equity holdings, large positive contributions from technology and other growth leaning holdings were overcome by sizeable underperformance from the Fund’s actively managed U.S. stock positions and our gold miner position.
Entering 2020 we believed markets were overly optimistic and priced such that everything would need to go right and with very little margin for error. Our belief was that a slowing economy would challenge the prevailing optimism, but we had no idea we were heading into a very dark time for the global economy. Our late-cycle economy concerns had us allocated rather conservatively in the portfolio all the way back to late 2019, with an underweight allocation to equities, an elevated cash position and sizeable U.S. Treasury bond holdings. Our caution initially provided a drag on return versus the Fund’s blended benchmark. However, as the COVID-19 crisis emerged, our risk-light stance greatly muted the downside experience of the portfolio during the S&P 500® Index’s 34% decline to the March low.
Although we did add risk back to the portfolio in the spring, most notably to corporate bonds and Asian emerging markets equities, our residual defensiveness was a drag on performance as risky assets raced back to all-time highs by late summer. As 2020 came to an end, it felt like we had come full circle back to the start of the year as markets were once again seemingly priced for perfection. Clearly the immense stimulus by both the Federal government and the Federal Reserve, coupled with the very positive late year developments with COVID vaccines are highly supportive of economic growth heading into 2021. However, the US equity market has advanced at a pace well ahead of the expected increase in earnings, leaving the broad stock market trading at historically high valuations. Record high valuations are being met with wildly bullish sentiment and unbridled risk taking. This backdrop has us concerned that risky assets are ripe for disappointment. In turn, we remain under allocated to risky assets, though not to the same degree as we entered 2020, as we do not believe the same level of downside risk is present.
Moving forward we intend to keep our focus squarely on risk management as we remain concerned by the number of inconsistencies present in both the markets and economy.

Average Annual Total Return (%) through December 31, 2020[1,2]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Moderate Allocation, Class I	10.06	7.05	8.63	7.64
Ultra Series Moderate Allocation, Class II	9.78	6.79	8.36	7.37
S&P 500® Index	18.40	14.18	15.22	13.88
Moderate Allocation Fund Custom Index	14.44	9.52	10.12	8.43
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Alternative Funds	3.0%
Bond Funds	39.3%
Foreign Stock Funds	19.6%
Short-Term Investments	8.8%
Stock Funds	32.5%
Net Other Assets and Liabilities	(3.2)%

AGGRESSIVE ALLOCATION FUND
INVESTMENT STRATEGY HIGHLIGHTS
Under normal circumstances, the Ultra Series Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including ETFs, with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
PERFORMANCE
Cumulative Performance of $10,000 Investment1,2

$40,000
$30,000
$20,000
$10,000
$0
Class I Shares
S&P 500® Index
Aggressive Allocation Fund Custom Index
$36,700
$25,504
$23,198
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Series Aggressive Allocation Fund (Class I) returned 10.08% for the year, compared to its Custom Blended Index of 16.26%. The Fund’s Morningstar Allocation 70% to 85% Equity peer group returned 11.28%.
Overall, the portfolio had solid outperformance within the fixed income allocation, strong yet below benchmark returns from the international equity holdings, but outside excess cash, our holdings within U.S. equities provided the largest detractor to performance.
Within fixed income, our long-term U.S. Treasury holdings provided the biggest positive contribution over the period. The Fund’s core actively managed bond holdings were additive. On the foreign equity side, our sizeable overweight to Asian emerging markets stocks helped the portfolio. With regards to the U.S. equity holdings, large positive contributions from technology and other growth leaning holdings were overcome by sizeable underperformance from the Fund’s actively managed U.S. stock positions and our gold miner position.
Entering 2020 we believed markets were overly optimistic and priced such that everything would need to go right and with very little margin for error. Our belief was that a slowing economy would challenge the prevailing optimism, but we had no idea we were heading into a very dark time for the global economy. Our late-cycle economy concerns had us allocated rather conservatively in the portfolio all the way back to late 2019, with an underweight allocation to equities, an elevated cash position and sizeable U.S. Treasury bond holdings. Our caution initially provided a drag on return versus the Fund’s blended benchmark. However, as the COVID-19 crisis emerged, our risk-light stance greatly muted the downside experience of the portfolio during the S&P 500® Index’s 34% decline to the March low.
Although we did add risk back to the portfolio in the spring, most notably to corporate bonds and Asian emerging markets equities, our residual defensiveness was a drag on performance as risky assets raced back to all-time highs by late summer. As 2020 came to an end, it felt like we had come full circle back to the start of the year as markets were once again seemingly priced for perfection. Clearly the immense stimulus by both the Federal government and the Federal Reserve, coupled with the very positive late year developments with COVID vaccines are highly supportive of economic growth heading into 2021. However, the US equity market has advanced at a pace well ahead of the expected increase in earnings, leaving the broad stock market trading at historically high valuations. Record high valuations are being met with wildly bullish sentiment and unbridled risk taking. This backdrop has us concerned that risky assets are ripe for disappointment. In turn, we remain under allocated to risky assets, though not to the same degree as we entered 2020, as we do not believe the same level of downside risk is present.
Moving forward we intend to keep our focus squarely on risk management as we remain concerned by the number of inconsistencies present in both the markets and economy.

Average Annual Total Return (%) through December 31, 2020[1,2]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Aggressive Allocation, Class I	10.08	7.33	9.79	8.78
Ultra Series Aggressive Allocation, Class II	9.81	7.06	9.52	8.51
S&P 500® Index	18.40	14.18	15.22	13.88
Aggressive Allocation Fund Custom Index	16.26	10.63	11.86	9.81
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Alternative Funds	3.9%
Bond Funds	18.7%
Foreign Stock Funds	28.7%
Short-Term Investments	8.7%
Stock Funds	42.1%
Net Other Assets and Liabilities	(2.1)%

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020

CORE BOND FUND
INVESTMENT STRATEGY HIGHLIGHTS
Under normal circumstances, the Ultra Series Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund also strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.
PERFORMANCE
Cumulative Performance of $10,000 Investment1

$20,000
$15,000
$10,000
$5,000
Class I Shares
Bloomberg Barclays U.S. Aggregate Bond Index
$14,576
$14,037
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Core Bond Fund (Class I) returned 8.97% for the one-year period, trailing its benchmark the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51%. The Fund’s Morningstar Intermediate Core Bond per group returned 8.22%. Throughout the year, the Fund aggressively added corporate bonds as valuations versus other asset classes were attractive. The Fund also continued to add asset-backed securities and non-agency mortgage-backed securities as current yields are attractive versus Treasuries.
The destruction caused by COVID-19 will be felt long after a vaccine has been distributed and we all return to some resemblance of normality. Fortunately, a new year is upon us and there are reasons to be hopeful the worst is behind us.
The year was a tail of two vastly different periods for the corporate bond market. Prior to the Federal Reserve (Fed) announcing an intent to purchase corporate bonds during the first quarter, yields were increasing, liquidity was poor and corporate bonds were down over 10%. After the Fed announced its intent to purchases corporate bonds, yields fell significantly, risk assets rebounded, and the market began to function again. The Bloomberg Barclay’s U.S. Corporate Index returned 9.89% during 2020 with BBB-rated bonds underperforming higher-rated bonds due to numerous companies getting downgraded during the year. High yield underperformed investment grade credit returning 7.11%. The underperformance was mainly due to the lower duration of high yield versus investment grade corporates.
Another consequence of the Fed stepping into the corporate bond market was the amount of issuance that followed. According to Bloomberg, there was a record $1.91 trillion of U.S. dollar denominated corporate bonds issued in 2020. Issuance in 2019 was 36% lower at just $1.22 trillion. Investment banks have forecasted a steep drop in issuance back to the $1.20 trillion range which should provide technical support for corporate bond spreads in 2021.
The response by the Fed to the deteriorating economy has pushed Treasuries to the back burner versus risk assets. With the Federal Funds Rate near zero and a massive amount of quantitative easing, the Fed is encouraging investors to diversify away from low-risk assets into other areas of the market. The two-year, ten-year, and thirty-year Treasuries fell 1.45%, 1.00% and 0.75%, respectively, during the year which boosted the Bloomberg Barclay’s U.S. Treasury Index to a total return of 8.00%. Given expectation of low interest rates for the foreseeable future, expected returns from Treasuries will be well below historical averages.

The U.S. dollar has weakened over 12.5% since the highs in March. Significant government spending and the move to the lower bond for interest rates have been large components of the move lower. The fall in value of the U.S. dollar has created a move higher in commodity prices as virtually all are priced in dollars which has increased inflation expectations. This phenomenon should bear watching as the world economy continues to grow out of the pandemic induced recession.
The economic outlook has become clearer with the distribution of vaccines during the fourth quarter. Given the Fed’s accommodative monetary policy and the high

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
likelihood of further government stimulus, we feel that the corporate bond market and certain areas of the securitized product market still provide value. The Fund continues to look for areas to increase the yield in a risk conscious manner.

Average Annual Total Return (%) through December 31, 2020[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Core Bond, Class I	8.97	5.48	4.43	3.45
Ultra Series Core Bond, Class II	8.70	5.21	4.17	3.19
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	5.34	4.44	3.84
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Asset Backed Securities	3.5%
Collateralized Mortgage Obligations	3.6%
Commercial Mortgage-Backed Securities	1.8%
Corporate Notes and Bonds	46.5%
Long Term Municipal Bonds	2.3%
Mortgage Backed Securities	20.9%
Short-Term Investments	2.0%
U.S. Government and Agency Obligations	18.8%
Net Other Assets and Liabilities	0.6%

HIGH INCOME FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.
PERFORMANCE
Cumulative Performance of $10,000 Investment1

$25,000
$20,000
$15,000
$10,000
$5,000
Class I Shares
ICE BofA U.S. High Yield Constrained Index
$18,972
$16,247
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Series High Income Fund (Class I) returned 5.98% during the period, lagging its benchmark the ICE BofA U.S. High Yield Constrained® Index’s 6.07% return. The Fund’s Morningstar High Yield Bond peer group returned 5.57%.
Despite a challenging first quarter due to the onset of COVID-19 in the U.S., the high yield market quickly rebounded and, overall, experienced a good performance in 2020. We believe the result was due to several factors, including: 1) broad stimulus support by the Federal Reserve and Federal Government; 2) a record-breaking new issue market for high yield bonds, which allowed companies to refinance debt and improve liquidity positions; 3) the discovery of a COVID-19 vaccine; 4) a historic low interest rate environment; and 5)

better-than-feared company-specific fundamentals. As a result, the index’s yield-to-worst (YTW) ended the year at a record low of 4.26%, or 115 basis points lower than at the start of the year.
Within the high yield rating categories, higher quality bonds outperformed during the year. BB-rated bonds (55.4% of the total market) outperformed with a 7.89% total return, while B-rated bonds (32.5% of the total market) underperformed with a total return of 3.12%. CCC-rated corporate bonds (12.1% of the total market) also lagged the overall market with a total return of 4.35%. Importantly, however, we note that longer-dated bonds with 7-10 year maturities generally outperformed similarly-rated 1-5 year maturities.
The Fund had a positive contribution to performance from bond selection within the Media and Services sectors, as well as from an underweight to the Energy sector. The Fund’s performance also benefited from a high cash balance, particularly during the market’s downtown in the first quarter. Offsetting these positives, the Fund was negatively

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
impacted by its bond selection primarily within the Energy sector, as well as from an overweight in the Consumer Goods sector. As of December 31, 2020, the YTW of the Fund was 4.04% and the average rating within the Fund was B1.
The Fund will continue to emphasize BB-rated and B-rated corporate bonds. Given tight spread levels and the low YTW at year end, we see little on the near-term horizon to drive further material price appreciation in the year ahead. Thus, we initially anticipate high yield’s total return to be in the low-single-digits in 2021. Our targeted total return factors in a fairly conservative fundamental view, although we do expect growth given easier year-over-year comparisons, as well as continued support by the Federal Reserve as it pertains to interest rate policy. We also believe much of these drivers are already factored into current bond prices. Therefore, we anticipate there could be a modest overall decline in bond prices, fully offset by the positive return generated by coupon income. We intend to maintain our bias towards higher quality credit and a low to mid-single-digit cash position.

Average Annual Total Return (%) through December 31, 2020[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series High Income, Class I	5.98	3.68	5.85	4.97
Ultra Series High Income, Class II	5.71	3.42	5.59	4.71
ICE BofA US High Yield Constrained Index	6.07	5.85	8.42	6.61
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Bond Funds	2.9%
Communication Services	13.3%
Consumer Discretionary	11.8%
Consumer Staples	10.7%
Energy	8.9%
Financials	6.6%
Health Care	5.9%
Industrials	17.4%
Information Technology	5.7%
Materials	3.7%
Real Estate	5.5%
Short-Term Investments	6.2%
Utilities	1.2%
Net Other Assets and Liabilities	0.2%

DIVERSIFIED INCOME FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds (including investment grade, high yield and mortgage- or asset-backed) may constitute up to 80% of the Fund’s assets, stocks (including common stocks, preferred stocks and convertible bonds) may constitute up to 70% of the Fund’s assets, real estate securities may constitute up to 25% of the Fund’s assets, foreign (including American Depositary Receipts (“ADRs”) and emerging market)

stocks and bonds may constitute up to 25% of the Fund’s assets, and money market instruments may constitute up to 25% of the Fund’s assets. Although the Fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets. The balance between the two strategies of the Fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.
PERFORMANCE
Cumulative Performance of $10,000 Investment1

$40,000
$30,000
$20,000
$10,000
$0
Class I Shares
S&P 500® Index
ICE BofA U.S. Corporate, Government & Mortgage Index
Custom Blended Index (50% Fixed, 50% Equity)
$36,700
$23,809
$22,948
$14,681
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Series Diversified Income Fund (Class I) returned 7.77% during the period, lagging its Custom Blended Index

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
13.73% return. The Fund’s peer group, the Morningstar Allocation 50-70% Equity returned 11.00%.
The events of 2020 will impact the world for many decades to come. The medical and economic destruction caused by Covid-19 will be felt long after a vaccine has been distributed and we all return to some resemblance of normality. Fortunately, a new year is upon us and there are reasons to be hopeful the worst is behind us.
The equity portion of the Fund returned 8.0% which compared to the S&P 500® Index return of 18.4%. Sector allocation and stock selection were detractive to performance. For sector allocation, an underweight position in Technology hurt relative performance. In general, there are some large Technology stocks that do not pay dividends and therefore are outside of the fund’s investable universe that performed better than the market, which created a performance headwind versus the index. For stock selection, there were positive contributions from Industrials, Utilities, Energy, Consumer Staples, and Materials, which was more than offset by weakness in Technology, Health Care, Communication Services and Consumer Discretionary.
Within the Financials sector, asset manager BlackRock (BLK), was the most additive stock in the portfolio. It assisted the Federal Reserve in implementing emergency policies to help mitigate the financial impact of the COVID-19 pandemic. Within the Industrials sector, industrial equipment distributor Fastenal (FAST) contributed positively to results. The company had strong same-store sales as many customers purchased safety supplies. In the Technology sector, components and semiconductor manufacturers, T.E. Connectivity and Texas Instruments (TXN) both outperformed. Each of the companies experienced improved demand for their products. In the Materials sector, industrial gas supplier Linde (LIN) was another notable outperforming stock. Their customers increased capital expenditures which generated solid growth for the company.
On the negative side, in Technology, software and cloud service provider Microsoft (MSFT) was the most detractive stock in the portfolio. The fund sold the stock in the first quarter as it no longer had an above-average dividend yield, and it subsequently went up significantly which caused a relative performance headwind. Another Technology stock that detracted from performance was internet router and service provider Cisco Systems (CSCO). While the company reported a slowdown in customer orders, we believe this is temporary and the thesis remains intact. In the Financials sector, regional bank U.S. Bancorp (USB) and property and casualty insurer Chubb (CB) were two underperforming stocks. There were concerns about rising loan losses for USB and business interruption liabilities for CB. We believe USB is a high-quality franchise and the thesis remains in place. The fund sold CB in the second quarter. Telecommunications provider Verizon Communications (VZ) was another notable underperforming stock. The fund continues to hold all aforementioned stocks except MSFT and CB.
During the fourth quarter, the fixed portion of the Fund returned 1.69% beating the Bloomberg Barclay’s U.S. Aggregate Index by 1.02% and bringing the 2020 total return to 9.32% outperforming the benchmark by 1.82%. The Fund continued to add corporate bonds as valuations versus other asset classes are attractive. The Fund also continued to add asset-backed securities and non-agency mortgage-backed securities as current yields are attractive versus Treasuries.

The economic outlook has become clearer with the distribution of vaccines in the last few months. Given the Federal Reserve’s accommodative monetary policy and the high likelihood of further government stimulus, we feel that the corporate bond market and certain areas of the securitized product market still provide value. The Fund continues to look for areas to increase the yield in a risk conscious manner.

Average Annual Total Return (%) through December 31, 2020[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Diversified Income, Class I	7.77	8.57	9.59	8.66
Ultra Series Diversified Income, Class II	7.50	8.30	9.32	8.39
S&P 500® Index	18.40	14.18	15.22	13.88
ICE BofA US Corp, Govt & Mortg Index	7.64	5.46	4.52	3.91
Custom Blended Index (50% Fixed, 50% Equity)	13.73	10.23	10.08	9.06
See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Asset Backed Securities	1.2%
Collateralized Mortgage Obligations	1.3%
Commercial Mortgage-Backed Securities	0.4%
Common Stocks	71.2%
Corporate Notes and Bonds	11.5%
Long Term Municipal Bonds	0.8%
Mortgage Backed Securities	6.0%
Short-Term Investments	2.6%
U.S. Government and Agency Obligations	4.8%
Net Other Assets and Liabilities	0.2%

LARGE CAP VALUE FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries.
PERFORMANCE
Cumulative Performance of $10,000 Investment1

$40,000
$30,000
$20,000
$10,000
$0
Class I Shares
Russell 1000® Value Index
$27,148
$23,528
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Series Large Cap Value Fund (Class I) returned -3.99% for the annual period, compared to its benchmark the Russell 1000® Value Index return of 2.80%. The Fund’s Morningstar Large Value peer group returned 2.32%.
Sector allocation was positive while stock selection was detractive to results. For sector allocation, an overweight position in Materials favorably impacted performance. In terms of stock selection, there were positive contributions from Real Estate and Technology, which was more than offset by weakness in Health Care, Energy, Consumer Discretionary and Communication Services. In Materials, gold producer Barrick Gold (GOLD) was the most additive stock in the portfolio. It was benefitted from rising gold prices during the year. Within Health Care, medical device manufacturers Baxter International (BAX) and Becton, Dickinson and Company (BDX) performed well. The Fund sold both stocks as they reached full valuations. In Real Estate, industrial real estate firm Prologis (PLD) contributed nicely to results. It continued to expand its global portfolio of industrial buildings and warehouses. Another notable outperforming stock was T.E. Connectivity (TEL) in Technology. The company experienced increasing demand for its sensors and controls in autos, airplanes and other applications. On the negative side, in Energy, exploration and production company Canadian Natural Resources (CNQ) was the most detractive stock in the portfolio, and pipeline operator ONEOK (OKE) also negatively impacted results. The Fund sold both stocks following a significant decline in oil prices. In Utilities, power generator and pipeline operator Dominion Energy (D) was an underperforming stock. It agreed to sell its pipeline business to Berkshire Hathaway earlier in the year which reduced its short-term earnings guidance. We believe the thesis remains in place and that the transaction should increase its long-term growth prospects. Within Health Care, diversified conglomerate Johnson & Johnson (JNJ) lagged the index following a period of strong performance earlier in the year. In Financials, bank Citigroup (C) was another notable underperforming stock. The Fund sold C due to concerns about rising loan losses. The Fund holds all stocks above except for BAX, BDX, C, CNQ and OKE.

Average Annual Total Return (%) through December 31, 2020[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Large Cap Value, Class I	-3.99	1.59	6.61	8.93
Ultra Series Large Cap Value, Class II	-4.23	1.33	6.34	8.66
Russell 1000® Value Index	2.80	6.07	9.74	10.50
See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Communication Services	7.9%
Consumer Discretionary	8.9%
Consumer Staples	8.8%
Financials	16.8%
Health Care	12.3%
Industrials	14.4%
Information Technology	15.0%
Materials	9.1%
Short-Term Investments	2.1%
Utilities	4.6%
Net Other Assets and Liabilities	0.1%

LARGE CAP GROWTH FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund invests in well-established companies with competitive advantages that have demonstrated patterns of consistent growth. To a lesser extent, the Fund may invest in the stocks of less established companies that may offer more rapid growth potential. The Fund invests when a stock trades at a good price in relation to underlying value and the Fund looks to sell or trim a stock when the portfolio manager deems a stock to be overpriced compared to underlying value.
PERFORMANCE
Cumulative Performance of $10,000 Investment1

$50,000
$40,000
$30,000
$20,000
$10,000
$0
Class I Shares
Russell 1000® Growth Index
$48,929
$31,986
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Series Large Cap Growth Fund (Class I) returned 13.94% for the annual period, compared to its benchmark the Russell 1000® Growth Index return of 38.49%. The Fund underperformed its peer group, the Morningstar U.S. Large Growth category, which returned 37.13%.
The year ended 2020 was one characterized by risk-seeking behavior from market participants. Stocks with defensive business characteristics and conservative valuation attributes, as characterized by both the Russell Stability and Russell Style Index series, lagged their counterpart factor indices. For example, the stability factor within the Russell Growth indices showed a large gap between the more stable half of the index (the “Defensive” half) and the less stable half (the “Dynamic” half): the Russell 1000® Growth-Defensive Index returned just 24.90% for the year compared to a 54.56% return for the Russell 1000® Growth-Dynamic Index. Style-wise, the Russell 1000® Growth Index returned 38.49% compared to just 2.80% for the Russell 1000® Value Index.
The Fund’s conservative-growth style includes a strong preference for more stable stocks; its valuation discipline means that it may be significantly underweight high-priced growth-style stocks compared to its benchmark, if the portfolio managers deem such stocks to be expensive and risky. Both of these factors hurt the Fund’s relative performance in 2020. The Fund’s high active share (its differentiation to the benchmark) will cause it to experience year-to-year variability (“tracking error”) in returns when compared to the benchmark returns, although we believe this differentiation provides the Fund the opportunity to outperform over time.
The Fund experienced low returns relative to the Russell 1000 Growth Index in 8 of 9 sectors, the three most impactful being the Financials, Consumer Discretionary, and Information Technology sectors. In the Financials sector, the Fund’s significant sector overweight relative to the index was a drag to performance because the benchmark sector’s 9.40% return was significantly less than the 38.52% return for the aggregate benchmark. In the Consumer Discretionary and Information Technology sectors, the Fund did not have significant enough exposure to internet retail and software businesses that were most favored within the Russell 1000 Growth benchmark for the year. Moreover, the Fund was underweight both these sectors relative to the benchmark. The only of the Fund’s sectors to outperform its comparable benchmark sector was the Industrials sector, where the benchmark achieved a modest 5.33% return for the year.
The Fund experienced significant underperformance due to its differentiation compared to the Russell 1000 Growth

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
Index in 2020, and specifically its focus on stability and valuation factors. There was significant valuation multiple expansion amidst fast-growing, high-valuation multiple stocks during the year, and stocks with speculative attributes outperformed more established stocks. When these factors reverse, and more stable stocks again outperform their more volatile counterparts, we would expect the Fund to outperform the benchmark.
For the year, portfolio turnover was 29%. The portfolio managers believe that the turnover improved the risk-return proposition of the portfolio.
Our goal is to provide superior long-term returns while assuming less risk to do so. We continue to believe in the merit of thinking independently, investing for the long-term, and emphasizing risk management. We remain confident that the strategy will outperform over a full market cycle.

Average Annual Total Return (%) through December 31, 2020[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Large Cap Growth, Class I	13.94	14.21	14.01	12.33
Ultra Series Large Cap Growth, Class II	13.65	13.93	13.73	12.05
Russell 1000® Growth Index	38.49	22.99	21.00	17.21
See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Communication Services	11.7%
Consumer Discretionary	11.9%
Financials	21.8%
Health Care	13.8%
Industrials	9.7%
Information Technology	20.3%
Materials	6.0%
Real Estate	2.3%
Short-Term Investments	2.5%

MID CAP FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in mid cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment.
PERFORMANCE
Cumulative Performance of $10,000 Investment1

$40,000
$30,000
$20,000
$10,000
$0
Class I Shares
Russell Midcap® Index
$33,002
$32,226
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Series Mid Cap Fund (Class I) returned 9.69% for the annual period, compared to its benchmark the Russell Midcap® Index return of 17.10%. The Fund underperformed its peer group, the Morningstar Mid-Cap Blend category, which returned 12.47%.
Sector allocation was a detractor, primarily because of our underweighting in Information Technology and Healthcare and overweighting in Financials. The 17.1% benchmark return was comprised of two sectors, Information Technology and Healthcare, contributing 16.1% and the other nine sectors contributing the remaining 1.0%. Four sectors – Financials, Energy, Real Estate, and Utilities – were each negative and collectively reduced the benchmark’s return by 7.1%. The five remaining sectors were each positive contributor and collectively increased the benchmarks return by 8.1%.
Stock selection was a detractor. The majority of our stocks registered respectable absolute returns for the year, but not owning any of the top performing stocks hurt relative performance. For example, Information Technology and Healthcare stocks within the benchmark registered a total return of 46.0% and 34.4%, respectively, compared with our total return of 11.8% and 20.5%, respectively. While we did not own the high-flying stocks from these sectors, we feel good about the prospects of the ones we own. These two sectors were good contributors (just over 50%) to our 10.7% return for the year.

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
Our insurance company stakes have been immensely additive to our performance over the long term but were a drag to portfolio performance in 2020. Insurance is boring and it certainly isn’t going to capture the imagination of an investor trying to optimize, and we use that word with some irony, their portfolio based on projections of where our economy is heading post-pandemic or post-election. We like that insurance demand is not that economically sensitive, and we believe we own some of the best operators in the industry.
For good or bad, we pay little attention to market measures that slice and dice the indices or why our holdings did not keep pace with some of the high-fliers. Instead, we try to focus all of our efforts on what we believe to be a more lasting path to investment success. We look for stocks of companies with durable competitive advantages, where the market prices do not reflect their true value. Exactly where we find those values can change month-to-month, year-to-year, decade-to-decade. But the underlying principles remain the same. Given that we are looking to uncover what other investors are missing, almost by definition, we will often look out of step for periods of time.

Average Annual Total Return (%) through December 31, 2020[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Mid Cap, Class I	9.69	13.20	13.63	12.68
Ultra Series Mid Cap, Class II	9.41	12.92	13.35	12.40
Russell Midcap® Index	17.10	11.61	13.40	12.41
See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Communication Services	6.8%
Consumer Discretionary	12.0%
Consumer Staples	1.3%
Financials	28.4%
Health Care	3.7%
Industrials	20.2%
Information Technology	17.7%
Materials	1.8%
Short-Term Investments	8.2%
Net Other Assets and Liabilities	(0.1)%

INTERNATIONAL STOCK FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large cap stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.
PERFORMANCE
Cumulative Performance of $10,000 Investment1

$30,000
$20,000
$10,000
$0
Class I Shares
MSCI EAFE Index (net)
$17,096
$16,363
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Series International Stock Fund (Class I) returned 8.36% for the annual period, outperforming its benchmark the MSCI EAFE Index return of 7.82%. The Fund also slightly underperformed its Morningstar Foreign Large Blend Index which returned 8.39%.
The strategy outperformed the MSCI EAFE Index during the year, driven by strong stock selection in the communication services, industrials, and real estate sectors. From a regional perspective, stock selection was strong in Europe and in Japan, while positioning in emerging markets was also beneficial. In contrast, stock selection in the Consumer Discretionary, Health Care, and Information Technology sectors detracted from relative returns, as did the strategy’s lower than benchmark weighting in Japan.
Some positive stock selections that were contributors to performance of the Fund during the period were as follows:
Nintendo is a Japanese video game manufacturer whose thesis is driven by the transition to higher-margin digital sources of revenue. The company’s aggressive push into

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
mobile gaming is also important to the thesis, as we expect it to increase the addressable market and allow the company to monetize its content to an audience beyond the Nintendo platform. While the video game industry is certainly a beneficiary of the fact that more people are staying home during the pandemic, our specific thesis on Nintendo proved strong and the stock rose more than 60%. During the year, both gross margins and operating margins rose significantly, and the sales of new release games has been encouraging. We continue to own the stock.
Japanese video game company Nexon rose more than 120%. The company reported better-than-expected results during the period driven by their South Korean business, which similar to Nintendo, continues to benefit from increased gaming activity in the stay-at-home environment. Investors are also optimistic about the launch of some highly anticipated mobile games.

Vestas Wind Systems A/S, domiciled in Denmark, develops, manufactures, and markets wind turbines. Specifically, the company has been a market leader in designing and manufacturing onshore wind turbines, particularly the blades and control systems, and offering follow-up and maintenance services after installations. An investment in emerging markets is paying off, and Vestas is active in more countries than ever, making its less dependent on Europe and the U.S. The company’s most recent report saw revenue beat estimates by 21% in original equipment and 2% in service. Services margins hit 28.6% driving group EBIT 13% and net income 8% ahead of expectations.
Samsung is a world leading electronics conglomerate: number one globally in semis memory, handsets, display and TV’s. New technologies such as 3D NAND and flexible OLED are possible long-term catalysts. The company’s major businesses include Consumer Electronics, IT & Mobile Communications and Device Solutions. Samsung’s different businesses lower its overall cyclicality, providing a narrower range of financial outcomes with more attractive risk/reward when compared to peers. Samsung rose more than 50% in accordance with a broad rally in semiconductor stocks, as the outlook for demand remains strong due to healthy secular growth drivers.
Infineon Technologies is a German semiconductor manufacturer that we believe is both well-positioned in the power semiconductor market—power semis make up some 65% of sales--and a good long-term play on the increasing electrification of autos. The stock rose almost 120% from depressed levels, which had been oversold in the panic of the first quarter, as economies started to re-open and in accordance with a broad rally in semiconductor stocks.
Some negative stock selections that detracted from performance to the Fund during the period were as follows:
Suncor is a Canadian oil company with significant production in the Canadian oil sands. After suffering greatly from the combined effect of supply and demand shocks early in 2020, the Energy sector led the market after the announcement of successful vaccine trials in the fourth quarter. Suncor shares rose nearly 40% in the fourth quarter, ending the year down nearly 50%. In the early stage of the pandemic, when oil prices were collapsing, Suncor pulled all available levers to reduce costs. The company cut its dividend by 55% and also reduced spending on both capital expenditures and operating costs. At current oil prices, we continue to think Suncor could be worth considerably more than the current share price.
Informa operates global business-to-business events/exhibitions, with further operations in academic publishing and information services. This name had been significantly impaired by the virus. Events businesses rely on easy travel and the ability to hold large gatherings. We had bearish assumptions on how much revenue they would achieve on events this year which were correct. We partook in the equity raise this spring, and the shares have materially recovered from there on positive vaccine news. Longer term we believe the recovery in events businesses will be slower and we continue monitor the stock.
Compass Group is a high-quality catering and support services company domiciled in the UK. The stock understandably lagged during the first quarter because a significant portion of their business was shut due to the COVID-19 crisis, we sold the stock in the third quarter.
ABN AMRO Bank NV is a Netherlands-based bank. The stock underperformed during the year largely due to its exposure to the Energy sector. Our thesis of excess capital potentially resulting in increased dividends was undermined by continued lower interest rates and margins. We ultimately

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
sold the stock during the most recent quarter ended due to the bank’s energy exposure and low visibility of earnings.
Engie is a French utility company that we invested in because we expect its earnings growth to outstrip peers even though its valuation is lower. Prior to our investment, earnings had been falling for a decade, prompting management to shed many layers to become a cleaner power generator, well poised for investments that enable the company to generate electricity with fewer carbon emissions, achieve greater energy efficiency, and decentralize. The stock underperformed in due to concerns around its client solutions business, which has the highest earnings sensitivity of the group. We currently believe the market reaction has been too extreme compared to the relative importance of the earnings at risk and added to the stock during the downturn.

Average Annual Total Return through December 31, 2020[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series International Stock, Class I	8.36	4.15	6.10	5.05
Ultra Series International Stock, Class II	8.09	3.89	5.83	4.79
MSCI EAFE Index (net)	7.82	4.28	7.45	5.51
See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Communication Services	9.8%	Information Technology	8.3%
Consumer Discretionary	5.9%	Materials	7.2%
Consumer Staples	8.7%	Real Estate	3.8%
Energy	2.4%	Short-Term Investments	1.2%
Financials	14.3%	Utilities	7.1%
Health Care	10.7%	Net Other Assets and
Industrials	20.4%	Liabilities	0.2%

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
France	15.9%	Sweden	2.2%
Japan	15.9%	South Korea	2.0%
United Kingdom	12.9%	Portugal	1.5%
Germany	8.6%	Australia	1.4%
Switzerland	5.8%	Spain	1.3%
Netherlands	4.9%	United States	1.2%
Ireland	4.1%	Hong Kong	1.1%
Denmark	3.7%	Luxembourg	1.1%
China	3.5%	Singapore	1.1%
Canada	3.2%	Israel	1.0%
Italy	2.3%	Mexico	0.7%
Finland	2.2%	Other Net Assets	0.2%
Norway	2.2%

MADISON TARGET RETIREMENT 2020 FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.
PERFORMANCE
Cumulative Performance of $10,000 Investment1,3

$30,000
$20,000
$10,000
$0
Ultra Series Madison Target Retirement 2020
S&P Target Date® To 2020 Index
$18,550
$18,124
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Series Target Retirement 2020 Fund (Class I) returned 8.80% for the year, compared to the S&P Target Date to 2020® Index return of 9.55%. The Fund’s Morningstar Target-Date 2020 peer group returned 12.06%.
Entering 2020 we believed markets were overly optimistic and priced such that everything would need to go right and with very little margin for error. Our belief was that a slowing economy would challenge the prevailing optimism, but we had no idea we were heading into a very dark time for the global economy. Our late-cycle economy concerns had us allocated rather conservatively in the portfolio all the way back to late 2019, with an underweight allocation to equities, an elevated cash position and sizeable U.S. Treasury bond holdings. Our caution initially provided a drag on return versus the blended benchmark. However, as the COVID-19 crisis emerged, our risk-light stance greatly muted

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020

the downside experience of the portfolio during the S&P 500® Index’s 34% decline to the March low.
Although we did add risk back to the portfolio in the spring, most notably to depressed energy, commodity, and Asian emerging markets equities, we remain relatively defensive as we still harbor serious concerns about the organic (non-government assisted) path forward for global economies. These concerns coupled with historically high equity market valuations and elevated investor complacency have us mindful that risk markets are susceptible to a sudden downside burst. This residual defensiveness in the form of excess cash holdings provided a meaningful drag on performance over the period as risk markets charged ahead.
Our conviction in a structurally weaker U.S. dollar (USD) is growing, especially relative to Asian currencies, as the U.S. continues to create and perpetuate unprecedented levels of fiscal and monetary stimulus. A weaker USD would likely benefit international equities and commodities, including gold. Our portfolios are strategically aligned to capitalize on this theme.
Overall, the portfolio underperformed in two of the three main asset class categories. Results were unfavorable among both fixed income and U.S. stocks; conversely, our holdings and allocations within foreign equities provided the largest boost to performance. Within fixed income, our long-term U.S. Treasury holdings provided the biggest positive contribution over the period. Our relative underweight to corporate bonds after the March sell-off was detractive. Our sizeable overweight to Asian emerging markets stocks helped the portfolio outperform on the foreign equity side. With regards to the U.S. equity holdings, large positive contributions from technology and other growth leaning holdings were overcome by our material underweight to U.S. stock allocations over the last nine months of the year.
Moving forward we intend to keep our focus squarely on risk management as we remain concerned by the number of divergences and inconsistencies present in financial markets and global economies.

Average Annual Total Return (%) through December 31, 2020[1,3]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Target Retirement 2020, Class I	8.80	5.98	6.38	6.13
S&P Target Date To 2020 Index	9.55	6.57	7.47	6.37
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Alternative Funds	5.1%
Bond Funds	73.2%
Foreign Stock Funds	6.8%
Stock Funds	11.7%
Net Other Assets and Liabilities	3.2%

MADISON TARGET RETIREMENT 2030 FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.
PERFORMANCE
Cumulative Performance of $10,000 Investment1,3

Ultra Series Madison Target Retirement 2030
S&P Target Date® To 2030 Index
$30,000
$20,000
$10,000
$0
$21,406
$20,916
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Series Target Retirement 2030 Fund (Class I) returned 11.77% for the year, compared to the S&P

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
Target Date to 2030® Index return of 11.75%. The Fund’s Morningstar Target-Date 2030 peer group returned 14.42%.
Entering 2020 we believed markets were overly optimistic and priced such that everything would need to go right and with very little margin for error. Our belief was that a slowing economy would challenge the prevailing optimism, but we had no idea we were heading into a very dark time for the global economy. Our late-cycle economy concerns had us allocated rather conservatively in the portfolio all the way back to late 2019, with an underweight allocation to equities, an elevated cash position and sizeable U.S. Treasury bond holdings. Our caution initially provided a drag on return versus the blended benchmark. However, as the COVID-19 crisis emerged, our risk-light stance greatly muted the downside experience of the portfolio during the S&P 500® Index’s 34% decline to the March low.
Although we did add risk back to the portfolio in the spring, most notably to depressed energy, commodity, and Asian emerging markets equities, we remain relatively defensive as we still harbor serious concerns about the organic (non-government assisted) path forward for global economies. These concerns coupled with historically high equity market valuations and elevated investor complacency have us mindful that risk markets are susceptible to a sudden downside burst. This residual defensiveness in the form of excess cash holdings provided a meaningful drag on performance over the period as risk markets charged ahead.
Our conviction in a structurally weaker U.S. dollar (USD) is growing, especially relative to Asian currencies, as the U.S. continues to create and perpetuate unprecedented levels of fiscal and monetary stimulus. A weaker USD would likely benefit international equities and commodities, including gold. Our portfolios are strategically aligned to capitalize on this theme.
The portfolio lagged in two of the three major asset class categories. Results were negative among both fixed income and U.S. stocks; conversely, our holdings and allocations within foreign equities provided the largest boost to performance. Within fixed income, our long-term U.S. Treasury holdings provided the largest positive contribution over the period. Our underweight to corporate bonds after the March sell-off was detractive. Our material overweight to Asian emerging markets stocks helped the portfolio outperform on the foreign equity side. With regards to the U.S. equity holdings, strong positive contributions from technology and other growth leaning holdings were overtaken by our meaningful underweight to U.S. stock allocations over the last nine months of the year.
Moving forward we intend to keep our focus squarely on risk management as we remain concerned by the number of divergences and inconsistencies present in financial markets and global economies.

Average Annual Total Return (%) through December 31, 2020[1,3]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Target Retirement 2030, Class I	11.77	7.89	8.82	7.91
S&P Target Date To 2030 Index	11.75	7.86	9.19	7.66
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Alternative Funds	8.0%
Bond Funds	37.4%
Foreign Stock Funds	19.0%
Stock Funds	29.8%
Net Other Assets and Liabilities	5.8%

MADISON TARGET RETIREMENT 2040 FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
PERFORMANCE
Cumulative Performance of $10,000 Investment1,3

$30,000
$20,000
$10,000
$0
Ultra Series Madison Target Retirement 2040
S&P Target Date® To 2040 Index
$22,773
$22,757
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Series Target Retirement 2040 Fund (Class I) returned 12.51% for the year, in line with the S&P Target Date to 2040® Index return of 12.51%. The Fund’s Morningstar Target-Date 2040 peer group returned 15.73%.
Entering 2020 we believed markets were overly optimistic and priced such that everything would need to go right and with very little margin for error. Our belief was that a slowing economy would challenge the prevailing optimism, but we had no idea we were heading into a very dark time for the global economy. Our late-cycle economy concerns had us allocated rather conservatively in the portfolio all the way back to late 2019, with an underweight allocation to equities, an elevated cash position and sizeable U.S. Treasury bond holdings. Our caution initially provided a drag on return versus the blended benchmark. However, as the COVID-19 crisis emerged, our risk-light stance greatly muted the downside experience of the portfolio during the S&P 500® Index’s 34% decline to the March low.
Although we did add risk back to the portfolio in the spring, most notably to depressed energy, commodity, and Asian emerging markets equities, we remain relatively defensive as we still harbor serious concerns about the organic (non-government assisted) path forward for global economies. These concerns coupled with historically high equity market valuations and elevated investor complacency have us mindful that risk markets are susceptible to a sudden downside burst. This residual defensiveness in the form of excess cash holdings provided a meaningful drag on performance over the period as risk markets charged ahead.
Our conviction in a structurally weaker U.S. dollar (USD) is growing, especially relative to Asian currencies, as the U.S. continues to create and perpetuate unprecedented levels of fiscal and monetary stimulus. A weaker USD would likely benefit international equities and commodities, including gold. Our portfolios are strategically aligned to capitalize on this theme.
Overall, the portfolio underperformed in two of the three main asset class categories. Results were less than favorable among both fixed income and U.S. stocks; conversely, our holdings and allocations within international stocks provided the largest boost to returns. Within bonds, our long-term U.S. Treasury position provided the largest positive contribution. Our underweight to corporate bonds after the March sell-off was detractive. Our sizeable overweight to Asian emerging markets stocks helped the portfolio outperform on the foreign equity side. With regards to the U.S. stock positions, large positive contributions from technology and other growth leaning holdings were overcome by our meaningful underweight to U.S. stock allocations over the last nine months of the year.
Moving forward we intend to keep our focus squarely on risk management as we remain concerned by the number of divergences and inconsistencies present in financial markets and global economies.

Average Annual Total Return (%) through December 31, 2020[1,3]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Target Retirement 2040, Class I	12.51	8.35	9.67	8.58
S&P Target Date To 2040 Index	12.51	8.53	10.36	8.57
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Alternative Funds	8.0%
Bond Funds	28.8%
Foreign Stock Funds	23.1%
Stock Funds	34.7%
Net Other Assets and Liabilities	5.4%

MADISON TARGET RETIREMENT 2050 FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.
PERFORMANCE
Cumulative Performance of $10,000 Investment1,3

Ultra Series Madison Target Retirement 2050
S&P Target Date® To 2050 Index
$23,912
$23,777
$30,000
$20,000
$10,000
$0
1/3/11
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

The Ultra Series Target Retirement 2050 Fund (Class I) returned 12.80% for the year, compared to the S&P Target Date to 2040® Index return of 13.20%. The Fund’s Morningstar Target-Date 2050 peer group returned 15.98%.
Entering 2020 we believed markets were overly optimistic and priced such that everything would need to go right and with very little margin for error. Our belief was that a slowing economy would challenge the prevailing optimism, but we had no idea we were heading into a very dark time for the global economy. Our late-cycle economy concerns had us allocated rather conservatively in the portfolio all the way back to late 2019, with an underweight allocation to equities, an elevated cash position and sizeable U.S. Treasury bond holdings. Our caution initially provided a drag on return versus the blended benchmark. However, as the COVID-19 crisis emerged, our risk-light stance greatly muted the downside experience of the portfolio during the S&P 500® Index’s 34% decline to the March low.
Although we did add risk back to the portfolio in the spring, most notably to depressed energy, commodity, and Asian emerging markets equities, we remain relatively defensive as we still harbor serious concerns about the organic (non-government assisted) path forward for global economies. These concerns coupled with historically high equity market valuations and elevated investor complacency have us mindful that risk markets are susceptible to a sudden downside burst. This residual defensiveness in the form of excess cash holdings provided a meaningful drag on performance over the period as risk markets charged ahead.
Our conviction in a structurally weaker U.S. dollar (USD) is growing, especially relative to Asian currencies, as the U.S. continues to create and perpetuate unprecedented levels of fiscal and monetary stimulus. A weaker USD would likely benefit international equities and commodities, including gold. Our portfolios are strategically aligned to capitalize on this theme.
The portfolio lagged in two of the three main asset class categories. Results were unfavorable among both fixed income and U.S. stocks; conversely, our holdings and allocations within foreign stocks provided the largest boost to performance. Within fixed income, our long-term U.S. Treasury holdings provided the largest positive contribution over the period. Our underweight to corporate bonds after the March sell-off was detractive. Our sizeable overweight to Asian emerging markets stocks helped the portfolio outperform on the foreign equity side. With regards to the U.S. equity holdings, large positive contributions from technology and other growth leaning holdings were overcome by our meaningful underweight to U.S. stock allocations over the last nine months of the year.
Moving forward we intend to keep our focus squarely on risk management as we remain concerned by the number of divergences and inconsistencies present in financial markets and global economies.

Average Annual Total Return (%) through December 31, 2020[1,3]
	1 Year	3 Years	5 Years	Since1/3/11 Inception
Ultra Series Target Retirement 2050, Class I	12.80	8.59	10.30	9.11
S&P Target Date To 2050 Index	13.20	8.91	10.98	9.05
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Alternative Funds	8.1%
Bond Funds	19.8%
Foreign Stock Funds	27.2%
Stock Funds	39.5%
Net Other Assets and Liabilities	5.4%

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - continued|December 31, 2020
Notes to Management’s Discussion of Fund Performance (unaudited)
1Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600 or visit www.ultraseriesfund.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
2Madison Asset Management, LLC (the “Investment Adviser” or “Madison”), has contractually agreed to waive 0.10% of its management fee for the Conservative, Moderate and Aggressive Allocation Funds until at least April 30, 2022. The fee waiver commenced July 1, 2014. Investment returns reflect the fee waiver, without which returns would have been lower. Fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval.
3For the period October 1, 2009 to February 16, 2011, Madison waived 0.20% of its 0.40% management fee for the Ultra Series Madison Target Retirement 2020, 2030, 2040 and 2050 Funds (each, a “fund,” and collectively, the “USF Target Date Funds”). Effective February 17, 2011, the management fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders of the USF Target Date Funds approved a new fee arrangement, which includes an annualized investment advisory fee of 0.25% and an administrative services agreement fee of 0.05% (collectively, the “direct fees and expenses”). For the period August 30, 2014 to November 19, 2018, Madison waived the direct fees and expenses (0.30%) for each fund. Investment returns reflect the fee waivers, without which returns would have been lower.
© Morningstar, Inc. All Rights Reserved. The Morningstar related information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Morningstar Percentile rankings note: 1st percentile is top, 99th percentile is bottom.
BENCHMARK DESCRIPTIONS
Allocation Fund Indexes*
The Conservative Allocation Fund Custom Index consists of 65% Bloomberg Barclays US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-USA Index (net). See market index descriptions below.
The Moderate Allocation Fund Custom Index consists of 40% Bloomberg Barclays US Aggregate Bond Index, 42% Russell 3000® Index and 18% MSCI ACWI ex-USA Index (net). See market index descriptions below.
The Aggressive Allocation Fund Custom Index consists of 20% Bloomberg Barclays US Aggregate Bond Index, 56% Russell 3000® Index and 24% MSCI ACWI ex-USA Index (net). See market index descriptions below.
Hybrid Fund Custom Indexes*
The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE BofA U.S. Corporate, Government & Mortgage Index. See market indexes descriptions below.
*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).
Market Indexes
The ICE BofA U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S.

Ultra Series Fund|Management’s Discussion of Fund Performance (unaudited) - concluded|December 31, 2020
domestic market, but limits any individual issuer to a maximum weighting of 2%.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities, asset backed securities and commercial mortgage-backed securities.
The MSCI EAFE (Europe, Australasia & Far East) Index (net) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.
The MSCI ACWI ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.
The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.
The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.
The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.
The S&P Target Date® To Index Series
The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.
•The S&P Target Date® To 2020 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.
•The S&P Target Date® To 2030 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.
•The S&P Target Date® To 2040 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.
•The S&P Target Date® To 2050 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

Ultra Series Fund|December 31, 2020
Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 95.6%
Alternative Funds - 1.7%
Invesco Optimum Yield Diversified Commodity Strategy	189,175	$ 2,886,811

Bond Funds - 64.2%
Baird Aggregate Bond Fund Institutional Shares	1,415,125	16,656,025
iShares 20+ Year Treasury Bond ETF	52,369	8,260,162
iShares MBS ETF	149,002	16,409,590
Madison Core Bond Fund Class Y (A)	3,653,251	38,943,656
Vanguard Intermediate-Term Corporate Bond ETF (B)	55,008	5,343,477
Vanguard Short-Term Corporate Bond ETF	246,589	20,528,534
		106,141,444
Foreign Stock Funds - 10.3%
iShares MSCI China ETF	26,588	2,152,830
iShares MSCI Emerging Markets Asia ETF	18,237	1,597,561
JPMorgan BetaBuilders Japan ETF	87,884	2,460,752
SPDR S&P Emerging Asia Pacific ETF (B)	22,582	2,874,915
Vanguard FTSE All World ex-U.S. Small-Cap ETF	18,827	2,293,882
Vanguard FTSE All-World ex-U.S. ETF	98,106	5,725,466
		17,105,406
Stock Funds - 19.4%
iShares Nasdaq Biotechnology ETF	5,356	811,380
Madison Dividend Income Fund Class Y (A)	226,365	6,675,501
Madison Investors Fund Class Y (A)	364,658	9,028,923
Madison Mid Cap Fund Class Y (A)	104,511	1,312,662
Schwab U.S. Dividend Equity ETF	38,516	2,470,416
VanEck Vectors Gold Miners ETF	68,627	2,471,944
Vanguard Health Care ETF (B)	11,046	2,471,322
Vanguard Information Technology ETF	11,485	4,063,278
Vanguard S&P Mid-Cap 400 Growth ETF	15,618	2,792,655
		32,098,081
Total Investment Companies (Cost $145,761,206)		158,231,742
SHORT-TERM INVESTMENTS - 6.8%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	7,425,667	7,425,667
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (C) (D)	3,805,841	3,805,841
Total Short-Term Investments (Cost $11,231,508)		11,231,508
TOTAL INVESTMENTS - 102.4% (Cost $156,992,714**)		169,463,250
NET OTHER ASSETS AND LIABILITIES - (2.4%)		(4,040,489)
TOTAL NET ASSETS - 100.0%		$165,422,761

**	Aggregate cost for Federal tax purposes was $157,165,534..
(A)	Affiliated Company (see Note 12).
(B)	All or a portion of these securities, with an aggregate fair value of $3,740,392, are on loan as part of a securities lending program. See footnote (D) and Note 10 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 94.4%
Alternative Funds - 3.0%
Invesco Optimum Yield Diversified Commodity Strategy	350,819	$ 5,353,498

Bond Funds - 39.3%
Baird Aggregate Bond Fund Institutional Shares	771,564	9,081,309
iShares 20+ Year Treasury Bond ETF (A)	45,330	7,149,901
iShares MBS ETF	97,682	10,757,719
Madison Core Bond Fund Class Y (B)	2,489,436	26,537,385
Vanguard Short-Term Corporate Bond ETF	206,788	17,215,101
		70,741,415
Foreign Stock Funds - 19.6%
iShares MSCI China ETF	74,153	6,004,169
JPMorgan BetaBuilders Japan ETF	193,331	5,413,268
SPDR S&P Emerging Asia Pacific ETF	66,933	8,521,240
Vanguard FTSE All World ex-U.S. Small-Cap ETF (A)	48,805	5,946,401
Vanguard FTSE All-World ex-U.S. ETF	160,870	9,388,373
		35,273,451
Stock Funds - 32.5%
iShares Core S&P Small-Cap ETF (A)	21,524	1,978,056
iShares Nasdaq Biotechnology ETF (A)	12,637	1,914,379
Madison Dividend Income Fund Class Y (B)	501,031	14,775,394
Madison Investors Fund Class Y (B)	825,594	20,441,701
Madison Mid Cap Fund Class Y (B)	179,593	2,255,689
VanEck Vectors Gold Miners ETF	141,268	5,088,473
Vanguard Health Care ETF (A)	8,457	1,892,085
Vanguard Information Technology ETF (A)	15,730	5,565,117
Vanguard S&P Mid-Cap 400 Growth ETF	26,201	4,685,001
		58,595,895
Total Investment Companies (Cost $144,276,888)		169,964,259
SHORT-TERM INVESTMENTS - 8.8%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	11,090,880	11,090,880
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (C) (D)	4,760,430	4,760,430
Total Short-Term Investments (Cost $15,851,310)		15,851,310
TOTAL INVESTMENTS - 103.2% (Cost $160,128,198**)		185,815,569
NET OTHER ASSETS AND LIABILITIES - (3.2%)		(5,825,897)
TOTAL NET ASSETS - 100.0%		$179,989,672

**	Aggregate cost for Federal tax purposes was $160,239,443..
(A)	All or a portion of these securities, with an aggregate fair value of $12,437,574, are on loan as part of a securities lending program. See footnote (D) and Note 10 for details on the securities lending program.
(B)	Affiliated Company (see Note 12).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 93.4%
Alternative Funds - 3.9%
Invesco Optimum Yield Diversified Commodity Strategy	144,236	$ 2,201,041

Bond Funds - 18.7%
Baird Aggregate Bond Fund Institutional Shares	58,423	687,636
iShares 20+ Year Treasury Bond ETF	9,402	1,482,977
iShares MBS ETF	17,442	1,920,888
Madison Core Bond Fund Class Y (A)	337,196	3,594,509
Vanguard Short-Term Corporate Bond ETF	32,252	2,684,979
		10,370,989
Foreign Stock Funds - 28.7%
iShares MSCI China ETF	35,681	2,889,091
JPMorgan BetaBuilders Japan ETF	89,854	2,515,912
SPDR S&P Emerging Asia Pacific ETF	32,365	4,120,388
Vanguard FTSE All World ex-U.S. Small-Cap ETF	24,199	2,948,406
Vanguard FTSE All-World ex-U.S. ETF	59,477	3,471,078
		15,944,875
Stock Funds - 42.1%
iShares Core S&P Small-Cap ETF (B)	10,040	922,676
iShares Nasdaq Biotechnology ETF	6,860	1,039,221
Madison Dividend Income Fund Class Y (A)	198,960	5,867,325
Madison Investors Fund Class Y (A)	294,351	7,288,139
Madison Mid Cap Fund Class Y (A)	66,678	837,481
VanEck Vectors Gold Miners ETF	63,007	2,269,512
Vanguard Health Care ETF (B)	4,296	961,144
Vanguard Information Technology ETF (B)	7,056	2,496,342
Vanguard S&P Mid-Cap 400 Growth ETF	9,538	1,705,490
		23,387,330
Total Investment Companies (Cost $42,363,717)		51,904,235
SHORT-TERM INVESTMENTS - 8.7%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	4,026,438	4,026,438
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (C) (D)	795,893	795,893
Total Short-Term Investments (Cost $4,822,331)		4,822,331
TOTAL INVESTMENTS - 102.1% (Cost $47,186,048**)		56,726,566
NET OTHER ASSETS AND LIABILITIES - (2.1%)		(1,159,472)
TOTAL NET ASSETS - 100.0%		$ 55,567,094

**	Aggregate cost for Federal tax purposes was $47,233,110..
(A)	Affiliated Company (see Note 12).
(B)	All or a portion of these securities, with an aggregate fair value of $4,287,592, are on loan as part of a securities lending program. See footnote (D) and Note 10 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
ASSET BACKED SECURITIES - 3.5%
BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, (1M USD LIBOR + 0.320%) (A) (B), 0.479%, 5/15/23	$275,000	$ 275,215
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	300,000	300,426
Chase Auto Credit Linked Notes, Series 2020-2, Class B (A), 0.84%, 2/25/28	250,000	250,248
Chesapeake Funding II LLC, Series 2018-3A, Class B (A), 3.62%, 1/15/31	100,000	104,092
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (A), 2.12%, 11/15/29	72,980	73,397
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (A), 3.04%, 4/15/30	50,186	50,698
Chesapeake Funding II LLC, Series 2018-2A, Class A1 (A), 3.23%, 8/15/30	64,570	66,007
Chesapeake Funding II LLC, Series 2018-2A, Class B (A), 3.52%, 8/15/30	150,000	155,767
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	225,000	237,792
Dell Equipment Finance Trust, Series 2019-2, Class A3 (A), 1.91%, 10/22/24	350,000	356,015
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	411,057	417,970
Evergreen Credit Card Trust, Series 2019-1, Class B (A), 3.59%, 1/15/23	300,000	300,352
GreatAmerica Leasing Receivables Funding LLC, Series 2020-1, Class A2 (A), 1.76%, 6/15/22	273,544	275,355
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class A3 (A), 0.46%, 8/15/24	250,000	250,206
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	523,144	530,089
Verizon Owner Trust, Series 2020-A, Class B, 1.98%, 7/22/24	250,000	258,167
Wheels SPV LLC, Series 2019-1A, Class A3 (A), 2.35%, 5/22/28	200,000	205,626
Total Asset Backed Securities (Cost $4,046,342)		4,107,422
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.6%
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 (A) (C), 2.879%, 7/25/49	278,321	286,671
Fannie Mae REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	1,127,529	100,777
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	247,130	267,617
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	347,287	382,214
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	303,837	356,459
Fannie Mae REMICS, Series 2020-44, Class TI, CMO, IO, 5.5%, 12/25/35	2,732,448	511,971
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	29,131	29,206
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	318,110	323,935
Freddie Mac REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	1,318,799	78,285
Government National Mortgage Association, Series 2015-53, Class IL, IO, 3%, 9/20/44	565,064	11,225
JPMorgan Mortgage Trust, Series 2019-5, Class A3 (A) (B) (D), 4%, 11/25/49	122,738	126,876
JPMorgan Mortgage Trust, Series 2019-5, Class A4 (A) (B) (D), 4%, 11/25/49	11,369	11,394
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (B) (D), 3.5%, 2/25/50	266,328	272,872
JPMorgan Wealth Management, Series 2020-ATR1, Class A3 (A) (B) (D), 3%, 2/25/50	389,070	398,402
OBX Trust, Series 2019-INV1, Class A8 (A) (B) (D), 4%, 11/25/48	46,442	46,463
Onslow Bay Mortgage Loan Trust, Series 2015-1, Class 2A4 (A) (B) (D), 3%, 11/25/45	190,015	196,943
PSMC Trust, Series 2019-2, Class A1 (A) (B) (D), 3.5%, 10/25/49	115,571	118,803
Sequoia Mortgage Trust, Series 2013-7, Class A2 (B) (D), 3%, 6/25/43	545,620	554,320
Wells Fargo Mortgage Backed Securities Trust, Series 2019-2, Class A1 (A) (B) (D), 4%, 4/25/49	76,566	78,012
Total Collateralized Mortgage Obligations (Cost $4,315,544)		4,152,445
COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.8%
Fannie Mae-Aces, Series 2017-M15, Class ATS2 (B) (D), 3.136%, 11/25/27	250,000	275,438
FHLMC Multifamily Structured Pass Through Certificates, Series K718, Class X1, IO (B) (D), 0.576%, 1/25/22	21,222,086	76,837
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	297,175	323,246
FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class X1, IO (B) (D), 0.312%, 9/25/26	11,819,229	186,061
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	650,000	738,407
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (D), 3.565%, 11/25/47	500,000	520,152
Total Commercial Mortgage-Backed Securities (Cost $1,977,060)		2,120,141

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - 46.5%
Communication Services - 3.1%
AT&T Inc., 2.25%, 2/1/32	$500,000	$ 507,209
CenturyLink Inc. (A), 4.5%, 1/15/29	125,000	127,188
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.85%, 4/1/61	200,000	201,630
Comcast Corp., 3.4%, 4/1/30	150,000	173,453
Comcast Corp., 4.7%, 10/15/48	250,000	349,284
DISH DBS Corp., 6.75%, 6/1/21	150,000	153,032
Verizon Communications Inc., 4.329%, 9/21/28	347,000	417,868
Verizon Communications Inc., 3.875%, 2/8/29	300,000	353,129
Verizon Communications Inc., 4.4%, 11/1/34	300,000	374,379
Vodafone Group PLC (E), 3.75%, 1/16/24	250,000	273,189
Vodafone Group PLC (E), 5%, 5/30/38	250,000	327,110
Walt Disney Co./The, 3.8%, 3/22/30	300,000	357,500
		3,614,970
Consumer Discretionary - 6.6%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	400,000	421,697
Costco Wholesale Corp., 1.6%, 4/20/30	400,000	409,879
Costco Wholesale Corp., 1.75%, 4/20/32	150,000	155,899
Discovery Communications LLC, 5%, 9/20/37	500,000	631,540
eBay Inc., 1.9%, 3/11/25	325,000	341,664
Estee Lauder Cos. Inc./The, 2.6%, 4/15/30	200,000	219,666
Expedia Group Inc., 3.25%, 2/15/30	350,000	364,259
Ford Foundation/The, Series 2020, 2.415%, 6/1/50	400,000	407,596
Kimberly-Clark Corp., 3.1%, 3/26/30	225,000	259,106
Lowe’s Cos. Inc., 3%, 10/15/50	500,000	534,808
McDonald’s Corp., MTN (F), 2.125%, 3/1/30	250,000	263,582
McDonald’s Corp., MTN, 4.875%, 12/9/45	400,000	543,454
McDonald’s Corp., MTN, 4.2%, 4/1/50	150,000	192,838
NIKE Inc., 2.85%, 3/27/30	150,000	169,930
NIKE Inc., 3.375%, 3/27/50	600,000	742,285
QVC Inc., 4.75%, 2/15/27	225,000	241,313
Southwest Airlines Co., 5.25%, 5/4/25	350,000	405,356
Southwest Airlines Co., 5.125%, 6/15/27	500,000	594,807
Tractor Supply Co., 1.75%, 11/1/30	200,000	201,016
Walgreens Boots Alliance Inc., 3.45%, 6/1/26	500,000	553,001
		7,653,697
Consumer Staples - 1.9%
General Mills Inc., 2.875%, 4/15/30	200,000	221,758
Hershey Co./The, 0.9%, 6/1/25	250,000	253,874
Hormel Foods Corp., 1.8%, 6/11/30	200,000	206,848
Keurig Dr Pepper Inc., 3.8%, 5/1/50	300,000	359,313
Mars Inc. (A), 3.875%, 4/1/39	350,000	428,687
Mars Inc. (A), 2.375%, 7/16/40	350,000	358,460
Sysco Corp., 5.95%, 4/1/30	300,000	394,214
		2,223,154
Energy - 4.8%
Energy Transfer Operating L.P., 5.25%, 4/15/29	300,000	350,267
EnLink Midstream Partners L.P., 5.45%, 6/1/47	550,000	442,898
Enterprise Products Operating LLC, 3.75%, 2/15/25	500,000	559,832
Helmerich & Payne Inc., 4.65%, 3/15/25	200,000	221,822
Kinder Morgan Inc., 5.55%, 6/1/45	550,000	706,821
Marathon Petroleum Corp., 4.7%, 5/1/25	275,000	315,028
MPLX L.P., 4.8%, 2/15/29	250,000	302,141
MPLX L.P., 2.65%, 8/15/30	200,000	209,603
Occidental Petroleum Corp., 3.5%, 8/15/29	450,000	411,826
Occidental Petroleum Corp., 4.4%, 8/15/49	200,000	168,560
ONEOK Inc., 5.85%, 1/15/26	100,000	119,842

Phillips 66, 2.15%, 12/15/30	500,000	507,586
Sabine Pass Liquefaction LLC (A), 4.5%, 5/15/30	250,000	296,319
Valero Energy Partners L.P., 4.5%, 3/15/28	850,000	976,452
		5,588,997
Financial Exchanges & Data - 0.3%
MetLife Inc., Series G, (5 year CMT + 3.576%) (B), 3.85%, 9/15/25	350,000	369,250

Financials - 15.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (E), 4.5%, 9/15/23	150,000	162,633
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (E), 4.625%, 10/15/27	200,000	226,480
Affiliated Managers Group Inc., 4.25%, 2/15/24	500,000	551,335
Aflac Inc., 4.75%, 1/15/49	400,000	558,196
Air Lease Corp., 3.75%, 2/1/22	250,000	256,664
American Express Co., 2.5%, 8/1/22	150,000	154,765
American International Group Inc., 4.75%, 4/1/48	200,000	266,839
Bank of America Corp., MTN, 2.503%, 10/21/22	400,000	407,162
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	400,000	415,372
Bank of New York Mellon Corp./The, Series G, (5 year CMT + 4.358%) (B), 4.7%, 9/20/25	325,000	358,410
Belrose Funding Trust (A), 2.33%, 8/15/30	200,000	205,832
Capital One Financial Corp., 3.3%, 10/30/24	400,000	439,414
Cboe Global Markets Inc., 3.65%, 1/12/27	365,000	415,169
Charles Schwab Corp/The, Series H, (10 year CMT + 3.079%) (B), 4%, 12/1/30	550,000	578,875

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - continued
Financials - continued
Citigroup Inc. (3M USD LIBOR + 1.192%) (B), 4.075%, 4/23/29	$450,000	$ 527,798
Credit Suisse Group AG (SOFR + 2.044%) (A) (B) (E), 2.193%, 6/5/26	225,000	235,137
Credit Suisse Group AG (5 year CMT + 3.554%) (A) (B) (E), 4.5%, 9/3/30	250,000	251,225
Discover Bank, 3.45%, 7/27/26	75,000	83,880
Discover Financial Services, Series D, (5 year CMT + 5.783%) (B), 6.125%, 6/23/25	300,000	338,250
Empower Finance L.P. (A), 3.075%, 9/17/51	125,000	138,410
Fifth Third Bancorp, 2.55%, 5/5/27	175,000	190,455
Goldman Sachs BDC Inc., 2.875%, 1/15/26	200,000	204,075
Goldman Sachs Group Inc. / The (3M USD LIBOR + 1.201%) (B), 3.272%, 9/29/25	400,000	438,170
Goldman Sachs Group Inc. /The, 3.5%, 11/16/26	500,000	561,322
Healthpeak Properties Inc., 3.25%, 7/15/26	250,000	282,210
Huntington Bancshares Inc., Series G, (H15T7Y + 4.045%) (B), 4.45%, 10/15/27	125,000	133,282
Huntington Bancshares Inc., 2.55%, 2/4/30	250,000	268,112
Huntington National Bank/The, 3.55%, 10/6/23	250,000	270,674
Intercontinental Exchange Inc., 2.35%, 9/15/22	200,000	206,353
Intercontinental Exchange Inc., 3.75%, 9/21/28	200,000	232,982
JPMorgan Chase & Co., 3.125%, 1/23/25	900,000	985,733
JPMorgan Chase & Co., Series II, (SOFR + 2.745%) (B), 4%, 4/1/25	400,000	406,500
KKR Group Finance Co. VIII LLC (A), 3.5%, 8/25/50	250,000	277,451
Liberty Mutual Group Inc. (A), 4.25%, 6/15/23	166,000	180,617
Liberty Mutual Group Inc. (A), 4.569%, 2/1/29	400,000	491,495
Liberty Mutual Group Inc. (A), 3.95%, 5/15/60	150,000	179,040
M&T Bank Corp., 3.55%, 7/26/23	250,000	270,100
Markel Corp. (5 year CMT + 5.662%) (B), 6%, 6/1/25	250,000	276,562
Mitsubishi UFJ Financial Group Inc. (E), 3.195%, 7/18/29	400,000	450,746
Morgan Stanley (SOFR + 1.990%) (B), 2.188%, 4/28/26	175,000	184,842
Morgan Stanley, 4.3%, 1/27/45	500,000	668,057
Nasdaq Inc., 1.65%, 1/15/31	750,000	743,101
National Securities Clearing Corp. (A), 1.5%, 4/23/25	400,000	414,063

PNC Bank NA, 2.7%, 10/22/29	125,000	137,377
Prudential Financial Inc. (5 year CMT + 3.035%) (B), 3.7%, 10/1/50	250,000	264,445
Regions Financial Corp., 3.2%, 2/8/21	350,000	350,134
Regions Financial Corp., 2.25%, 5/18/25	500,000	530,239
Royal Bank of Canada, MTN (E), 1.15%, 6/10/25	500,000	510,937
State Street Corp., (SOFR + 1.490%) (B), 3.031%, 11/1/34	125,000	137,021
Synchrony Financial, 3.75%, 8/15/21	100,000	101,431
Teachers Insurance & Annuity Association of America (A), 3.3%, 5/15/50	300,000	326,917
Truist Bank, 2.25%, 3/11/30	325,000	340,978
Truist Financial Corp., MTN, 1.95%, 6/5/30	225,000	233,382
USAA Capital Corp. (A), 2.125%, 5/1/30	175,000	184,011
Wells Fargo & Co., MTN, (SOFR + 2.100%) (B), 2.393%, 6/2/28	250,000	266,155
Western Union Co./The, 2.85%, 1/10/25	125,000	134,283
		18,405,098
Health Care - 3.6%
AbbVie Inc., 5%, 12/15/21	250,000	258,090
Anthem Inc., 2.375%, 1/15/25	300,000	320,865
Becton, Dickinson and Co., 2.894%, 6/6/22	426,000	440,329
Cigna Corp., 4.375%, 10/15/28	50,000	60,434
Cigna Corp., 4.9%, 12/15/48	200,000	275,027
CVS Health Corp., 5.125%, 7/20/45	750,000	1,009,771
Health Care Service Corp. A Mutual Legal Reserve Co. (A), 2.2%, 6/1/30	250,000	261,532
Royalty Pharma PLC (A) (E), 2.2%, 9/2/30	250,000	256,730
Royalty Pharma PLC (A) (E), 3.55%, 9/2/50	250,000	266,363
Upjohn Inc. (A), 2.7%, 6/22/30	400,000	424,450
Zoetis Inc., 3%, 9/12/27	300,000	335,696
Zoetis Inc., 3%, 5/15/50	250,000	275,627
		4,184,914
Industrials - 3.7%
Boeing Co./The, 3.625%, 2/1/31	200,000	218,876
Boeing Co./The, 5.805%, 5/1/50	350,000	482,351
Carlisle Cos. Inc., 3.5%, 12/1/24	200,000	219,231
Carrier Global Corp., 3.577%, 4/5/50	150,000	167,853
DAE Funding LLC (A), 5.25%, 11/15/21	200,000	203,500
FedEx Corp., 3.8%, 5/15/25	300,000	338,656
Masco Corp., 4.375%, 4/1/26	150,000	175,665
Otis Worldwide Corp., 2.565%, 2/15/30	300,000	322,149
Quanta Services Inc., 2.9%, 10/1/30	250,000	268,039
Textron Inc., 2.45%, 3/15/31	250,000	257,386
TransDigm Inc. (A), 6.25%, 3/15/26	200,000	213,000
Vulcan Materials Co., 3.5%, 6/1/30	500,000	574,306
WRKCo Inc., 3.9%, 6/1/28	450,000	521,754
Xylem Inc., 2.25%, 1/30/31	350,000	368,614
		4,331,380

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note2 ,3)
CORPORATE NOTES AND BONDS - continued
Information Technology - 3.1%
Broadcom Inc., 4.15%, 11/15/30	$250,000	$ 289,441
Citrix Systems Inc., 4.5%, 12/1/27	105,000	123,472
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	250,000	378,204
Intuit Inc., 1.65%, 7/15/30	250,000	256,701
Lam Research Corp., 1.9%, 6/15/30	350,000	363,712
Marvell Technology Group Ltd. (E), 4.2%, 6/22/23	400,000	432,863
Micron Technology Inc., 2.497%, 4/24/23	250,000	260,505
NXP BV / NXP Funding LLC / NXP USA Inc. (A) (E), 3.15%, 5/1/27	200,000	220,510
Oracle Corp., 4%, 7/15/46	750,000	920,595
Salesforce.com Inc., 3.7%, 4/11/28	250,000	294,980
		3,540,983
Materials - 1.1%
DuPont de Nemours Inc., 4.725%, 11/15/28	300,000	369,580
EI du Pont de Nemours and Co., 1.7%, 7/15/25	150,000	156,316
LYB International Finance III LLC, 3.625%, 4/1/51	400,000	437,093
Nutrition & Biosciences Inc. (A), 1.832%, 10/15/27	250,000	257,666
		1,220,655
Real Estate - 0.7%
Host Hotels & Resorts L.P., Series I, 3.5%, 9/15/30	200,000	210,709
Iron Mountain Inc. (A), 4.5%, 2/15/31	100,000	104,750
Omega Healthcare Investors Inc., 3.375%, 2/1/31	225,000	235,873
Store Capital Corp., 4.5%, 3/15/28	200,000	227,680
		779,012
Utilities - 1.8%
AES Corp/The (A), 1.375%, 1/15/26	450,000	453,862
Berkshire Hathaway Energy Co. (A), 1.65%, 5/15/31	200,000	199,972
Dominion Energy Gas Holdings LLC, Series B, 3%, 11/15/29	150,000	166,169
Duke Energy Corp., 3.75%, 9/1/46	650,000	755,657
Florida Power and Light Co., 2.85%, 4/1/25	225,000	244,857
Interstate Power and Light Co., 3.5%, 9/30/49	225,000	258,660
		2,079,177
Total Corporate Notes and Bonds (Cost $48,396,378)		53,991,287

LONG TERM MUNICIPAL BONDS - 2.3%
General - 2.3%
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	1,000,000	1,231,300
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	502,305
Washington County Hillsboro School District #1J, General Obligation, 4.355%, 6/30/34	800,000	904,024
		2,637,629
Total Long Term Municipal Bonds (Cost $2,566,871)		2,637,629
MORTGAGE BACKED SECURITIES - 20.9%
Fannie Mae - 13.1%
3%, 9/1/30 Pool # 890696	679,579	725,968
3%, 12/1/30 Pool # AL8924	292,865	310,952
7%, 11/1/31 Pool # 607515	18,001	20,753
3.5%, 12/1/31 Pool # MA0919	77,682	82,823
6.5%, 3/1/32 Pool # 631377	22,578	25,296
7%, 5/1/32 Pool # 644591	5,711	5,948
6.5%, 6/1/32 Pool # 545691	172,039	194,493
3.5%, 8/1/32 Pool # MA3098	106,919	114,329
5.5%, 11/1/33 Pool # 555880	217,802	253,756
7%, 7/1/34 Pool # 792636	33,548	35,015
2.5%, 10/1/34 Pool # MA3797	147,070	153,356
4%, 2/1/35 Pool # MA2177	816,632	891,320

5%, 8/1/35 Pool # 829670	247,809	286,678
5%, 9/1/35 Pool # 820347	370,890	431,339
5%, 9/1/35 Pool # 835699	284,506	323,517
3.5%, 12/1/35 Pool # MA2473	487,575	524,693
5%, 12/1/35 Pool # 850561	92,139	107,059
4%, 6/1/36 Pool # AL8618	225,569	245,915
5.5%, 10/1/36 Pool # 901723	216,093	254,019
6.5%, 10/1/36 Pool # 894118	247,720	287,282
6%, 11/1/36 Pool # 902510	283,881	339,165
6%, 10/1/37 Pool # 947563	292,846	347,928
6.5%, 8/1/38 Pool # 987711	511,281	635,659
3%, 11/1/39 Pool # MA3831	148,853	156,029
4%, 1/1/41 Pool # AB2080	860,617	947,898
4.5%, 7/1/41 Pool # AB3274	319,819	357,496
5.5%, 7/1/41 Pool # AL6588	693,029	814,675
4%, 9/1/41 Pool # AJ1406	470,115	512,176
3.5%, 6/1/42 Pool # AO4136	920,750	998,139
4%, 6/1/42 Pool # MA1087	240,116	264,552
3.5%, 8/1/42 Pool # AP2133	414,250	448,814
3.5%, 9/1/42 Pool # AB6228	780,539	846,189
4%, 10/1/42 Pool # AP7363	543,543	598,244
3.5%, 3/1/43 Pool # AT0310	481,234	522,884
4%, 1/1/45 Pool # AS4257	119,250	131,198

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
MORTGAGE BACKED SECURITIES - continued
Fannie Mae - continued
4.5%, 2/1/45 Pool # MA2193	$459,080	$ 504,157
3.5%, 11/1/45 Pool # BA4907	312,953	334,048
3.5%, 12/1/45 Pool # AS6309	164,685	177,517
4.5%, 10/1/46 Pool # MA2783	59,038	65,144
4%, 12/1/46 Pool # BD2379	230,275	248,007
3%, 1/1/47 Pool # BE0108	324,072	351,198
4%, 7/1/48 Pool # MA3415	332,648	355,346
		15,230,974
Freddie Mac - 7.7%
4.5%, 2/1/25 Pool # J11722	70,610	75,200
4.5%, 5/1/25 Pool # J12247	129,470	137,490
8%, 6/1/30 Pool # C01005	7,390	8,824
7%, 3/1/31 Pool # C48129	39,399	39,991
2.5%, 2/1/32 Pool # ZS8641	191,202	199,868
2.5%, 10/1/34 Pool # SB8010	356,546	371,793
5.5%, 11/1/34 Pool # A28282	410,445	472,250
2.5%, 6/1/35 Pool # RC1421	351,876	366,761
5.5%, 1/1/37 Pool # G04593	135,654	159,511
4%, 10/1/41 Pool # Q04092	386,643	425,693
3%, 9/1/42 Pool # C04233	1,002,699	1,070,574
3%, 4/1/43 Pool # V80025	1,256,177	1,346,950
3%, 4/1/43 Pool # V80026	1,196,951	1,277,295
3.5%, 8/1/44 Pool # Q27927	345,017	372,064
3%, 7/1/45 Pool # G08653	519,964	548,341
3.5%, 8/1/45 Pool # Q35614	623,566	674,737
3%, 10/1/46 Pool # G60722	669,879	721,147
4%, 3/1/47 Pool # Q46801	355,778	382,660
3.5%, 12/1/47 Pool # Q52955	284,059	301,477

		8,952,626
Ginnie Mae - 0.1%
6.5%, 2/20/29 Pool # 2714	30,797	35,707
6.5%, 4/20/31 Pool # 3068	22,223	25,988
		61,695
Total Mortgage Backed Securities (Cost $22,825,288)		24,245,295
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.8%
U.S. Treasury Bonds - 9.3%
6.625%, 2/15/27	$2,000,000	2,740,781
4.500%, 5/15/38	2,000,000	3,020,469
3.750%, 8/15/41	750,000	1,065,732
3.000%, 5/15/45	1,250,000	1,621,826
2.500%, 5/15/46	1,000,000	1,194,649
3.375%, 11/15/48	500,000	702,285
1.250%, 5/15/50	500,000	453,594
		10,799,336
U.S. Treasury Notes - 9.5%
0.125%, 10/15/24	507,445	544,063
2.500%, 8/15/23	1,000,000	1,061,484
2.750%, 11/15/23	2,000,000	2,148,438
2.125%, 3/31/24	1,000,000	1,062,461
2.250%, 11/15/25	750,000	819,023
1.500%, 8/15/26	1,500,000	1,588,301
2.375%, 5/15/27	1,500,000	1,673,145
2.875%, 5/15/28	1,250,000	1,448,242
2.625%, 2/15/29	580,000	665,822
		11,010,979
Total U.S. Government and Agency Obligations (Cost $18,460,481)		21,810,315
	Shares
SHORT-TERM INVESTMENTS - 2.0%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (G)	2,113,283	2,113,283
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (G) (H)	265,213	265,213
Total Short-Term Investments (Cost $2,378,496)		2,378,496
TOTAL INVESTMENTS - 99.4% (Cost $104,966,460**)		115,443,030
NET OTHER ASSETS AND LIABILITIES - 0.6%		749,144
TOTAL NET ASSETS - 100.0%		$116,192,174

**	Aggregate cost for Federal tax purposes was $104,966,456.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of December 31, 2020.
(C)	Stepped rate security. Rate shown is as of December 31, 2020.
(D)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 3.1% of total net assets.
(F)	All or a portion of these securities, with an aggregate fair value of $260,032, are on loan as part of a securities lending program. See footnote (H) and Note 10 for details on the securities lending program.
(G)	7-day yield.
(H)	Represents investments of cash collateral received in connection with securities lending.
CMT	Constant Maturity Treasury.
DAC	Designated Activity Company.
FHLMC	Federal Home Loan Mortgage Corp or Freddie Mac.
FREMF	Freddie Mac Multifamily.
IO	Interest Only.
H15T7Y	7-Year Treasury Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
LLC	Limited Liability Company.
MTN	Medium Term Note.
PLC	Public Limited Company.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
USD	United States Dollar.
See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
High Income Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - 90.7%
Communication Services - 13.3%
Advantage Sales & Marketing Inc. (A), 6.5%, 11/15/28	$150,000	$ 158,625
Cars.com Inc. (A), 6.375%, 11/1/28	150,000	159,221
CenturyLink Inc., 6.45%, 6/15/21	205,000	209,143
Diamond Sports Group LLC / Diamond Sports Finance Co. (A), 5.375%, 8/15/26	250,000	203,125
DISH DBS Corp., 6.75%, 6/1/21	300,000	306,063
Frontier Communications Corp. (A), 5%, 5/1/28	225,000	234,562
GrubHub Holdings Inc. (A), 5.5%, 7/1/27	200,000	209,750
Hughes Satellite Systems Corp., 5.25%, 8/1/26	225,000	248,344
Netflix Inc., 6.375%, 5/15/29	100,000	123,500
Nielsen Finance LLC / Nielsen Finance Co. (A), 5%, 4/15/22	95,000	95,250
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (A), 3.36%, 3/20/23	28,125	28,389
Telesat Canada / Telesat LLC (A) (B), 6.5%, 10/15/27	125,000	130,625
ViaSat Inc. (A), 6.5%, 7/15/28	225,000	243,497
		2,350,094
Consumer Discretionary - 11.8%
Diamond Resorts International Inc. (A), 7.75%, 9/1/23	250,000	256,642
Ford Motor Co., 9%, 4/22/25	300,000	367,803
Live Nation Entertainment Inc. (A), 6.5%, 5/15/27	125,000	139,815
NCL Corp. Ltd. (A) (B), 12.25%, 5/15/24	125,000	150,000
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	500,000	506,250
Royal Caribbean Cruises Ltd. (A) (B), 9.125%, 6/15/23	150,000	162,750
Scientific Games International Inc. (A), 5%, 10/15/25	275,000	283,770
Vail Resorts Inc. (A), 6.25%, 5/15/25	200,000	213,500
		2,080,530
Consumer Staples - 10.7%
B&G Foods Inc., 5.25%, 9/15/27	125,000	132,900
Brink’s Co./The (A), 5.5%, 7/15/25	125,000	133,438
Edgewell Personal Care Co. (A), 5.5%, 6/1/28	125,000	134,338
Lamb Weston Holdings Inc. (A), 4.875%, 5/15/28	125,000	139,531
Performance Food Group Inc. (A), 5.5%, 10/15/27	175,000	184,625
Pilgrim’s Pride Corp. (A), 5.75%, 3/15/25	350,000	359,310
Simmons Foods Inc. (A), 5.75%, 11/1/24	325,000	331,906
United Natural Foods Inc. (A), 6.75%, 10/15/28	300,000	313,869
US Foods Inc. (A), 6.25%, 4/15/25	150,000	160,312
		1,890,229
Energy - 8.9%
American Midstream Partners L.P. / American Midstream Finance Corp. (A), 9.5%, 12/15/21	170,000	168,725
Berry Petroleum Co. LLC (A), 7%, 2/15/26	125,000	106,250
Buckeye Partners L.P. (A), 4.125%, 3/1/25	150,000	151,875
Callon Petroleum Co., 6.25%, 4/15/23	375,000	238,125
EnerSys (A), 4.375%, 12/15/27	125,000	132,188
Indigo Natural Resources LLC (A), 6.875%, 2/15/26	100,000	102,250
Murphy Oil USA Inc., 5.625%, 5/1/27	400,000	423,000
Occidental Petroleum Corp., 2.7%, 2/15/23	97,000	96,907
Sunoco L.P. / Sunoco Finance Corp., 5.5%, 2/15/26	150,000	153,750
		1,573,070
Financials - 6.6%
Credit Acceptance Corp. (A), 5.125%, 12/31/24	175,000	182,000
Diversified Healthcare Trust, 9.75%, 6/15/25	150,000	170,421
Genworth Mortgage Holdings Inc. (A), 6.5%, 8/15/25	250,000	270,625
MGIC Investment Corp., 5.25%, 8/15/28	200,000	214,000
NFP Corp. (A), 6.875%, 8/15/28	125,000	133,460
Quicken Loans LLC / Quicken Loans Co-Issuer Inc. (A), 3.875%, 3/1/31	200,000	207,500
		1,178,006

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
High Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - continued
Health Care - 5.9%
HCA Inc., 5.875%, 2/15/26	$250,000	$ 287,500
Legacy LifePoint Health LLC (A), 6.75%, 4/15/25	150,000	161,072
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC (A) (B) (C), 10%, 4/15/25	425,000	372,937
MEDNAX Inc. (A), 5.25%, 12/1/23	225,000	227,767
		1,049,276
Industrials - 17.4%
Avis Budget Car Rental LLC / Avis Budget Finance Inc. (A) (D), 5.25%, 3/15/25	250,000	251,250
DAE Funding LLC (A), 5.25%, 11/15/21	250,000	254,375
DAE Funding LLC (A), 5%, 8/1/24	250,000	256,250
Delta Air Lines Inc., 7.375%, 1/15/26	200,000	228,461
Energizer Holdings Inc. (A), 4.75%, 6/15/28	150,000	157,875
Intelligent Packaging Ltd. Finco Inc. / Intelligent Packaging Ltd. Co-Issuer LLC (A) (B), 6%, 9/15/28	100,000	102,750
Mueller Industries Inc., 6%, 3/1/27	250,000	254,375
Spirit AeroSystems Inc. (A), 5.5%, 1/15/25	215,000	226,803
Spirit AeroSystems Inc. (A), 7.5%, 4/15/25	250,000	268,125
Standard Industries Inc. (A), 4.375%, 7/15/30	150,000	160,460
Tennant Co., 5.625%, 5/1/25	275,000	286,344
TransDigm Inc. (A), 6.25%, 3/15/26	275,000	292,875
US Concrete Inc. (A), 5.125%, 3/1/29	100,000	103,000
Waste Pro USA Inc. (A), 5.5%, 2/15/26	225,000	230,062
		3,073,005
Information Technology - 5.7%
Alliance Data Systems Corp. (A), 4.75%, 12/15/24	500,000	505,000
Donnelley Financial Solutions Inc., 8.25%, 10/15/24	275,000	291,500
Solera LLC / Solera Finance Inc. (A), 10.5%, 3/1/24	200,000	207,250
		1,003,750
Materials - 3.7%
Berry Global Inc. (D), 5.125%, 7/15/23	106,000	107,325
Kraton Polymers LLC / Kraton Polymers Capital Corp. (A), 4.25%, 12/15/25	225,000	229,523
Sealed Air Corp. (A), 5.125%, 12/1/24	300,000	327,000
		663,848
Real Estate - 5.5%
Iron Mountain Inc. (A), 4.875%, 9/15/27	250,000	261,250
MPT Operating Partnership L.P. / MPT Finance Corp., 5%, 10/15/27	400,000	425,500
MPT Operating Partnership L.P. / MPT Finance Corp., 3.5%, 3/15/31	150,000	154,875
SBA Communications Corp., Series WI, 3.875%, 2/15/27	125,000	131,250
		972,875
Utilities - 1.2%
AmeriGas Partners L.P. / AmeriGas Finance Corp., 5.875%, 8/20/26	100,000	112,500
Calpine Corp. (A), 3.75%, 3/1/31	100,000	99,033
		211,533
Total Corporate Notes and Bonds (Cost $15,585,175)		16,046,216
	Shares
EXCHANGE TRADED FUNDS - 2.9%
Bond Funds - 2.9%
iShares iBoxx High Yield Corporate Bond ETF (D)	5,900	515,070
Total Exchange Traded Funds (Cost $508,729)		515,070
SHORT-TERM INVESTMENTS - 6.2%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (E)	950,889	950,889

State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (E) (F)	139,290	139,290
Total Short-Term Investments (Cost $1,090,179)		1,090,179
TOTAL INVESTMENTS - 99.8% (Cost $17,184,083**)		17,651,465
NET OTHER ASSETS AND LIABILITIES - 0.2%		30,509
TOTAL NET ASSETS - 100.0%		$ 17,681,974

**	Aggregate cost for Federal tax purposes was $17,174,888.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 5.2% of total net assets.
(C)	In default. Issuer is bankrupt.
(D)	All or a portion of these securities, with an aggregate fair value of $640,644, are on loan as part of a securities lending program. See footnote (F) and Note 10 for details on the securities lending program.
(E)	7-day yield.
(F)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 71.2%
Communication Services - 5.7%
Comcast Corp., Class A	128,500	$ 6,733,400
Verizon Communications Inc.	102,000	5,992,500
		12,725,900
Consumer Discretionary - 7.4%
Home Depot Inc./The	23,800	6,321,756
Lowe’s Cos. Inc.	15,400	2,471,854
McDonald’s Corp.	21,300	4,570,554
Starbucks Corp.	30,800	3,294,984
		16,659,148
Consumer Staples - 8.3%
Coca-Cola Co./The	52,500	2,879,100
Colgate-Palmolive Co.	23,500	2,009,485
Hershey Co./The	12,000	1,827,960
Nestle S.A., ADR	29,000	3,416,200
PepsiCo Inc.	32,500	4,819,750
Procter & Gamble Co./The	27,000	3,756,780
		18,709,275
Financials - 11.9%
BlackRock Inc.	8,700	6,277,398
CME Group Inc.	17,500	3,185,875
JPMorgan Chase & Co.	35,000	4,447,450
Northern Trust Corp.	52,000	4,843,280
Travelers Cos. Inc./The	39,000	5,474,430
US Bancorp	51,500	2,399,385
		26,627,818
Health Care - 11.6%
AmerisourceBergen Corp.	16,000	1,564,160
Amgen Inc.	12,000	2,759,040
Bristol-Myers Squibb Co.	80,500	4,993,415
Johnson & Johnson	39,000	6,137,820
Medtronic PLC	23,500	2,752,790
Merck & Co. Inc.	45,000	3,681,000
Novartis AG, ADR	16,500	1,558,095
Pfizer Inc.	68,000	2,503,080
		25,949,400
Industrials - 10.2%
3M Co.	21,900	3,827,901
Caterpillar Inc.	30,100	5,478,802
Emerson Electric Co.	64,094	5,151,235
Fastenal Co.	73,500	3,589,005
Honeywell International Inc.	8,900	1,893,030
Union Pacific Corp.	14,800	3,081,656
		23,021,629
Information Technology - 10.7%
Accenture PLC, Class A	3,100	809,751
Analog Devices Inc.	29,500	4,358,035
Automatic Data Processing Inc.	11,300	1,991,060
Cisco Systems Inc.	120,000	5,370,000
Paychex Inc.	34,500	3,214,710
TE Connectivity Ltd.	27,500	3,329,425
Texas Instruments Inc.	30,200	4,956,726
		24,029,707
Materials - 2.1%
Linde PLC	17,600	4,637,776

Utilities - 3.3%
Dominion Energy Inc.	47,000	3,534,400
NextEra Energy Inc.	51,300	3,957,795
		7,492,195
Total Common Stocks (Cost $100,651,778)		159,852,848
	Par Value
ASSET BACKED SECURITIES - 1.2%
BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, (1M USD LIBOR + 0.320%) (A) (B), 0.479%, 5/15/23	$150,000	150,117
CarMax Auto Owner Trust, Series 2018-3, Class A3, 3.13%, 6/15/23	131,385	133,570
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	100,000	100,142
Chesapeake Funding II LLC, Series 2018-3A, Class B (A), 3.62%, 1/15/31	100,000	104,092
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (A), 2.12%, 11/15/29	45,613	45,873
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (A), 3.04%, 4/15/30	127,139	128,436
Chesapeake Funding II LLC, Series 2018-2A, Class A1 (A), 3.23%, 8/15/30	64,570	66,007
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	130,000	137,391
Dell Equipment Finance Trust, Series 2019-2, Class A3 (A), 1.91%, 10/22/24	300,000	305,156
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	411,057	417,970
Evergreen Credit Card Trust, Series 2019-1, Class B (A), 3.59%, 1/15/23	230,000	230,270
GreatAmerica Leasing Receivables Funding LLC, Series 2020-1, Class A2 (A), 1.76%, 6/15/22	182,363	183,570
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class A3 (A), 0.46%, 8/15/24	250,000	250,206
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	304,517	308,559
Verizon Owner Trust, Series 2020-A, Class B, 1.98%, 7/22/24	150,000	154,900
Wheels SPV LLC, Series 2019-1A, Class A2 (A), 2.3%, 5/22/28	115,931	117,037
Total Asset Backed Securities (Cost $2,793,204)		2,833,296

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.3%
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	$230,655	$ 249,776
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	334,090	367,690
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	277,252	325,268
Fannie Mae REMICS, Series 2020-44, Class TI, CMO, IO, 5.5%, 12/25/35	1,390,193	260,477
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	49,938	50,067
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	190,866	194,361
Freddie Mac REMICS, Series 4037, Class B, 3%, 4/15/27	450,000	473,226
JPMorgan Mortgage Trust, Series 2019-5, Class A4 (A) (B) (C), 4%, 11/25/49	22,738	22,787
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (B) (C), 3.5%, 2/25/50	169,481	173,646
JPMorgan Wealth Management, Series 2020-ATR1, Class A3 (A) (B) (C), 3%, 2/25/50	116,721	119,521
OBX Trust, Series 2019-INV1, Class A8 (A) (B) (C), 4%, 11/25/48	27,865	27,878
Onslow Bay Mortgage Loan Trust, Series 2015-1, Class 2A4 (A) (B) (C), 3%, 11/25/45	190,015	196,943
PSMC Trust, Series 2019-2, Class A1 (A) (B) (C), 3.5%, 10/25/49	69,342	71,282
Sequoia Mortgage Trust, Series 2013-7, Class A2 (B) (C), 3%, 6/25/43	306,080	310,960
Total Collateralized Mortgage Obligations (Cost $2,781,063)		2,843,882

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.4%
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	198,117	215,497
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	300,000	340,804
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (C), 3.565%, 11/25/47	300,000	312,091
Total Commercial Mortgage-Backed Securities (Cost $798,502)		868,392

CORPORATE NOTES AND BONDS - 11.5%
Communication Services - 0.9%
AT&T Inc., 2.25%, 2/1/32	200,000	202,883
AT&T Inc., 4.75%, 5/15/46	500,000	616,755

Charter Communications Operating LLC / Charter Communications Operating Capital, 3.85%, 4/1/61	100,000	100,815
Comcast Corp., 4.15%, 10/15/28	275,000	331,038
DISH DBS Corp., 6.75%, 6/1/21	150,000	153,031
Verizon Communications Inc., 4.329%, 9/21/28	309,000	372,107
Walt Disney Co./The, 3.8%, 3/22/30	150,000	178,750
		1,955,379
Consumer Discretionary - 1.3%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	300,000	316,273
Discovery Communications LLC, 5%, 9/20/37	300,000	378,924
eBay Inc., 1.9%, 3/11/25	50,000	52,564
Expedia Group Inc., 3.25%, 2/15/30	250,000	260,185
Ford Foundation/The, Series 2020, 2.415%, 6/1/50	200,000	203,798
Kimberly-Clark Corp., 3.1%, 3/26/30	125,000	143,948
Lowe’s Cos. Inc., 3%, 10/15/50	300,000	320,885
McDonald’s Corp., MTN (D), 2.125%, 3/1/30	100,000	105,433
NIKE Inc., 3.375%, 3/27/50	200,000	247,428
Southwest Airlines Co., 5.25%, 5/4/25	75,000	86,862
Southwest Airlines Co., 5.125%, 6/15/27	300,000	356,884
Tractor Supply Co., 1.75%, 11/1/30	125,000	125,635
Walgreens Boots Alliance Inc., 3.45%, 6/1/26	350,000	387,101
		2,985,920
Consumer Staples - 0.4%
Hershey Co./The, 0.9%, 6/1/25	75,000	76,162
Hormel Foods Corp., 1.8%, 6/11/30	75,000	77,568
Keurig Dr Pepper Inc., 3.8%, 5/1/50	100,000	119,771
Mars Inc. (A), 3.875%, 4/1/39	150,000	183,723
Mars Inc. (A), 2.375%, 7/16/40	250,000	256,043
Sysco Corp., 5.95%, 4/1/30	125,000	164,256
		877,523
Energy - 2.0%
Energy Transfer Operating L.P., 5.25%, 4/15/29	100,000	116,756
Enterprise Products Operating LLC, 3.75%, 2/15/25	250,000	279,916
Exxon Mobil Corp., 4.114%, 3/1/46	500,000	616,703
Kinder Morgan Inc., 5.55%, 6/1/45	250,000	321,282
Marathon Petroleum Corp., 4.7%, 5/1/25	125,000	143,194
MPLX L.P., 4.8%, 2/15/29	150,000	181,284
MPLX L.P., 2.65%, 8/15/30	100,000	104,801
Occidental Petroleum Corp., 3.5%, 8/15/29	200,000	183,034
Phillips 66, 2.15%, 12/15/30	250,000	253,793
Phillips 66, 4.65%, 11/15/34	500,000	605,768
Sabine Pass Liquefaction LLC (A), 4.5%, 5/15/30	100,000	118,528
Schlumberger Holdings Corp. (A), 4%, 12/21/25	26,000	29,544
Schlumberger Holdings Corp. (A), 3.9%, 5/17/28	390,000	440,747
Valero Energy Corp., 6.625%, 6/15/37	500,000	665,094
Valero Energy Partners L.P., 4.5%, 3/15/28	350,000	402,069
		4,462,513

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - continued
Financials - 3.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (D) (E), 4.625%, 10/15/27	$150,000	$ 169,860
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	250,000	259,608
Bank of America Corp., MTN, (3M USD LIBOR + 1.090%) (B), 3.093%, 10/1/25	200,000	216,503
Bank of New York Mellon Corp./The, Series G, (5 year CMT + 4.358%) (B), 4.7%, 9/20/25	125,000	137,850
Belrose Funding Trust (A), 2.33%, 8/15/30	100,000	102,916

Capital One Financial Corp., 3.3%, 10/30/24	400,000	439,414
Cboe Global Markets Inc., 3.65%, 1/12/27	300,000	341,235
Charles Schwab Corp./The, Series H, (10 year CMT + 3.079%) (B), 4%, 12/1/30	175,000	184,188
Credit Suisse Group AG, (SOFR + 2.044%) (A) (B) (E), 2.193%, 6/5/26	175,000	182,884
Credit Suisse Group AG, (5 year CMT + 3.554%) (A) (B) (E), 4.5%, 9/3/30	200,000	200,980
Discover Financial Services, Series D, (5 year CMT + 5.783%) (B), 6.125%, 6/23/25	175,000	197,313
Empower Finance L.P. (A), 3.075%, 9/17/51	75,000	83,046
Fifth Third Bancorp, 2.55%, 5/5/27	125,000	136,039
Goldman Sachs BDC Inc., 2.875%, 1/15/26	100,000	102,038
Goldman Sachs Group Inc./The, (3M USD LIBOR + 1.201%) (B), 3.272%, 9/29/25	250,000	273,856
Healthpeak Properties Inc., 3.25%, 7/15/26	200,000	225,768
Huntington Bancshares Inc., 2.55%, 2/4/30	150,000	160,867
JPMorgan Chase & Co., Series II, (SOFR + 2.745%) (B), 4%, 4/1/25	350,000	355,688
JPMorgan Chase & Co., 2.95%, 10/1/26	200,000	221,889
KKR Group Finance Co. VIII LLC (A), 3.5%, 8/25/50	125,000	138,725
Liberty Mutual Group Inc. (A), 3.95%, 5/15/60	50,000	59,680
Markel Corp., (5 year CMT + 5.662%) (B), 6%, 6/1/25	125,000	138,281
Mitsubishi UFJ Financial Group Inc. (E), 3.195%, 7/18/29	300,000	338,059
Morgan Stanley, MTN, 3.875%, 1/27/26	200,000	229,415
Morgan Stanley, 4.3%, 1/27/45	500,000	668,057
Nasdaq Inc., 1.65%, 1/15/31	400,000	396,320
Prudential Financial Inc., (5 year CMT + 3.035%) (B), 3.7%, 10/1/50	125,000	132,223
Regions Financial Corp., 2.25%, 5/18/25	125,000	132,560
Synchrony Financial, 3.7%, 8/4/26	250,000	277,482
Teachers Insurance & Annuity Association of America (A), 3.3%, 5/15/50	100,000	108,972
Truist Bank, 2.25%, 3/11/30	50,000	52,458
Truist Financial Corp., MTN, 1.95%, 6/5/30	50,000	51,863
Wells Fargo & Co., MTN, (SOFR + 2.100%) (B), 2.393%, 6/2/28	175,000	186,309
Western Union Co./The, 2.85%, 1/10/25	200,000	214,852
		7,117,198
Health Care - 1.0%
Anthem Inc., 2.375%, 1/15/25	200,000	213,910
Cigna Corp., 4.375%, 10/15/28	50,000	60,434
Cigna Corp., 4.9%, 12/15/48	100,000	137,514
CVS Health Corp., 5.125%, 7/20/45	400,000	538,545
Health Care Service Corp. A Mutual Legal Reserve Co. (A), 2.2%, 6/1/30	75,000	78,460
Royalty Pharma PLC (A) (E), 2.2%, 9/2/30	200,000	205,384
Royalty Pharma PLC (A) (E), 3.55%, 9/2/50	200,000	213,090
UnitedHealth Group Inc., 3.7%, 8/15/49	150,000	188,054
Upjohn Inc. (A), 2.7%, 6/22/30	200,000	212,225
Zoetis Inc., 3%, 9/12/27	225,000	251,772
Zoetis Inc., 3%, 5/15/50	175,000	192,938
		2,292,326
Industrials - 0.8%
Boeing Co./The, 3.625%, 2/1/31	125,000	136,798
Boeing Co./The, 5.805%, 5/1/50	75,000	103,361
DAE Funding LLC (A), 5.25%, 11/15/21	100,000	101,750
FedEx Corp., 3.8%, 5/15/25	125,000	141,107
Masco Corp., 4.375%, 4/1/26	75,000	87,832
Quanta Services Inc., 2.9%, 10/1/30	150,000	160,823
Textron Inc., 2.45%, 3/15/31	150,000	154,432
TransDigm Inc. (A), 6.25%, 3/15/26	100,000	106,500
Vulcan Materials Co., 3.5%, 6/1/30	325,000	373,299
WRKCo Inc., 3.9%, 6/1/28	175,000	202,904
WRKCo Inc., 3%, 6/15/33	100,000	109,867
Xylem Inc., 2.25%, 1/30/31	100,000	105,318
		1,783,991
Information Technology - 1.0%
Broadcom Inc., 4.15%, 11/15/30	100,000	115,776
Broadridge Financial Solutions Inc., 2.9%, 12/1/29	300,000	328,614
Citrix Systems Inc., 4.5%, 12/1/27	85,000	99,954
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	175,000	264,743

Intel Corp., 3.734%, 12/8/47	435,000	519,852
Intuit Inc., 1.65%, 7/15/30	100,000	102,680
Lam Research Corp., 1.9%, 6/15/30	75,000	77,938
Micron Technology Inc., 2.497%, 4/24/23	175,000	182,353
Oracle Corp., 4%, 7/15/46	300,000	368,238
Thomson Reuters Corp. (E), 4.3%, 11/23/23	200,000	219,223
		2,279,371
Materials - 0.3%
DuPont de Nemours Inc., 4.725%, 11/15/28	295,000	363,421
EI du Pont de Nemours and Co., 1.7%, 7/15/25	50,000	52,105
Nutrition & Biosciences Inc. (A), 1.832%, 10/15/27	250,000	257,666
		673,192

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - continued
Real Estate - 0.3%
Brixmor Operating Partnership L.P., 3.65%, 6/15/24	$100,000	$ 108,593
Host Hotels & Resorts L.P., Series I, 3.5%, 9/15/30	100,000	105,354
Iron Mountain Inc. (A), 4.5%, 2/15/31	100,000	104,750
Omega Healthcare Investors Inc., 3.375%, 2/1/31	200,000	209,665
Store Capital Corp., 4.5%, 3/15/28	200,000	227,680
		756,042
Utilities - 0.3%
AES Corp/The (A), 1.375%, 1/15/26	250,000	252,146
Berkshire Hathaway Energy Co. (A), 1.65%, 5/15/31	125,000	124,982
Florida Power and Light Co., 2.85%, 4/1/25	125,000	136,032
Interstate Power and Light Co., 3.5%, 9/30/49	150,000	172,440
		685,600
Total Corporate Notes and Bonds (Cost $22,846,492)		25,869,055
LONG TERM MUNICIPAL BONDS - 0.8%
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	1,000,000	1,231,300
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	502,305
University of Massachusetts Building Authority Revenue, 6.573%, 5/1/39	70,000	70,252
Total Long Term Municipal Bonds (Cost $1,811,365)		1,803,857

MORTGAGE BACKED SECURITIES - 6.0%
Fannie Mae - 3.9%
3%, 9/1/30 Pool # 890696	321,906	343,880
3%, 12/1/30 Pool # AL8924	234,292	248,762
7%, 11/1/31 Pool # 607515	18,001	20,753
3.5%, 12/1/31 Pool # MA0919	97,103	103,529
7%, 5/1/32 Pool # 644591	3,140	3,270
3.5%, 8/1/32 Pool # MA3098	106,919	114,329
5.5%, 10/1/33 Pool # 254904	89,867	104,817
5.5%, 11/1/33 Pool # 555880	217,802	253,756
5%, 5/1/34 Pool # 780890	286,867	333,526
7%, 7/1/34 Pool # 792636	16,057	16,760
4%, 2/1/35 Pool # MA2177	392,612	428,519
5%, 9/1/35 Pool # 835699	119,091	135,420
5%, 9/1/35 Pool # 820347	151,584	176,291
5%, 12/1/35 Pool # 850561	38,544	44,786
5.5%, 9/1/36 Pool # 831820	204,047	238,833
5.5%, 10/1/36 Pool # 901723	81,035	95,257

5.5%, 12/1/36 Pool # 903059	154,701	178,043
4%, 1/1/41 Pool # AB2080	382,497	421,288
4.5%, 7/1/41 Pool # AB3274	100,813	112,689
5.5%, 7/1/41 Pool # AL6588 $	399,825	470,005
4%, 9/1/41 Pool # AJ1406	208,940	227,634
4%, 10/1/41 Pool # AJ4046	349,356	386,088
3.5%, 6/1/42 Pool # AO4134	282,926	307,543
3.5%, 6/1/42 Pool # AO4136	345,281	374,302
3.5%, 8/1/42 Pool # AP2133	345,209	374,012
4%, 10/1/42 Pool # AP7363	286,075	314,865
3%, 2/1/43 Pool # AB8486	598,172	636,346
3%, 2/1/43 Pool # AL3072	499,611	543,640
3.5%, 3/1/43 Pool # AT0310	306,240	332,744
4%, 1/1/45 Pool # AS4257	86,125	94,754
4.5%, 2/1/45 Pool # MA2193	259,249	284,704
3.5%, 4/1/45 Pool # MA2229	259,963	279,907
3.5%, 11/1/45 Pool # BA4907	312,953	334,048
3.5%, 12/1/45 Pool # AS6309	61,757	66,569
4%, 7/1/48 Pool # MA3415	249,486	266,509
		8,668,178
Freddie Mac - 2.1%
4.5%, 2/1/25 Pool # J11722	42,366	45,120
4.5%, 5/1/25 Pool # J12247	36,413	38,669
8%, 6/1/30 Pool # C01005	5,912	7,059
6.5%, 1/1/32 Pool # C62333	59,334	67,820
2.5%, 10/1/34 Pool # SB8010	445,683	464,742
2.5%, 6/1/35 Pool # RC1421	307,891	320,916
3.5%, 11/1/40 Pool # G06168	162,637	175,637
4.5%, 9/1/41 Pool # Q03516	281,839	315,430
4%, 10/1/41 Pool # Q04092	386,643	425,692
3%, 9/1/42 Pool # C04233	320,864	342,584
3%, 4/1/43 Pool # V80026	478,780	510,918
3%, 4/1/43 Pool # V80025	502,471	538,780
3%, 7/1/45 Pool # G08653	311,978	329,005
3.5%, 8/1/45 Pool # Q35614	415,711	449,825
3%, 10/1/46 Pool # G60722	370,572	398,932
4%, 3/1/47 Pool # Q46801	284,623	306,128
		4,737,257
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	18,302	21,402
Total Mortgage Backed Securities (Cost $12,689,164)		13,426,837

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.8%
U.S. Treasury Bonds - 2.1%
6.625%, 2/15/27	1,100,000	1,507,430
3.000%, 5/15/42	600,000	771,680
2.500%, 2/15/45	750,000	894,404
2.500%, 5/15/46	500,000	597,324
2.250%, 8/15/46	500,000	570,742
3.000%, 5/15/47	200,000	261,914
1.250%, 5/15/50	60,000	54,431
		4,657,925

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - continued
U.S. Treasury Notes - 2.7%
1.625%, 8/15/22	$750,000	$ 768,223
2.500%, 8/15/23	1,000,000	1,061,484
1.500%, 8/15/26	500,000	529,434
2.375%, 5/15/27	1,000,000	1,115,430
0.375%, 9/30/27	500,000	492,363
2.875%, 5/15/28	1,250,000	1,448,242
2.625%, 2/15/29	600,000	688,781
		6,103,957
Total U.S. Government and Agency Obligations (Cost $9,367,419)		10,761,882
	Shares
SHORT-TERM INVESTMENTS - 2.6%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (F)	5,816,909	5,816,909
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (F) (G)	138,775	138,775
Total Short-Term Investments (Cost $5,955,684)		5,955,684
TOTAL INVESTMENTS - 99.8% (Cost $159,694,671**)		224,215,733
NET OTHER ASSETS AND LIABILITIES - 0.2%		348,889
TOTAL NET ASSETS - 100.0%		$224,564,622

**	Aggregate cost for Federal tax purposes was $160,417,427.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of December 31, 2020.
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(D)	All or a portion of these securities, with an aggregate fair value of $136,062, are on loan as part of a securities lending program. See footnote (G) and Note 10 for details on the securities lending program.
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.7% of total net assets.
(F)	7-day yield.
(G)	Represents investments of cash collateral received in connection with securities lending.
ADR	American Depositary Receipt.
CMT	Constant Maturity Treasury.
DAC	Designated Activity Company.
FHLMC	Federal Home Loan Mortgage Corp or Freddie Mac.
FREMF	Freddie Mac Multifamily.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
LLC	Limited Liability Company.
MTN	Medium Term Note.
PLC	Public Limited Company.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 97.8%
Communication Services - 7.9%
Comcast Corp., Class A	176,500	$ 9,248,600
Verizon Communications Inc.	142,000	8,342,500
		17,591,100
Consumer Discretionary - 8.9%
Home Depot Inc./The	32,500	8,632,650
Lowe’s Cos. Inc.	21,500	3,450,965
McDonald’s Corp.	23,000	4,935,340
Starbucks Corp.	28,000	2,995,440
		20,014,395
Consumer Staples - 8.8%
Coca-Cola Co./The	43,000	2,358,120
Colgate-Palmolive Co.	34,500	2,950,095
Hershey Co./The	14,000	2,132,620
Nestle S.A., ADR	18,500	2,179,300
PepsiCo Inc.	43,000	6,376,900
Procter & Gamble Co./The	27,000	3,756,780
		19,753,815
Financials - 16.8%
BlackRock Inc.	12,500	9,019,250
CME Group Inc.	24,000	4,369,200
JPMorgan Chase & Co.	52,000	6,607,640
Northern Trust Corp.	70,500	6,566,370
Travelers Cos. Inc./The	48,000	6,737,760
US Bancorp	94,500	4,402,755
		37,702,975
Health Care - 12.3%
Amgen Inc.	16,500	3,793,680
Bristol-Myers Squibb Co.	110,000	6,823,300
Johnson & Johnson	45,000	7,082,100
Medtronic PLC	21,000	2,459,940
Merck & Co. Inc.	38,000	3,108,400
Novartis AG, ADR	22,000	2,077,460
Pfizer Inc.	56,000	2,061,360
		27,406,240
Industrials - 14.4%
3M Co.	30,500	5,331,095
Caterpillar Inc.	42,500	7,735,850
Emerson Electric Co.	87,000	6,992,190
Fastenal Co.	105,000	5,127,150
Honeywell International Inc.	13,000	2,765,100
Union Pacific Corp.	21,000	4,372,620
		32,324,005
Information Technology - 15.0%
Accenture PLC, Class A	4,500	1,175,445
Analog Devices Inc.	41,000	6,056,930
Automatic Data Processing Inc.	17,000	2,995,400
Cisco Systems Inc.	162,000	7,249,500
Paychex Inc.	48,500	4,519,230
TE Connectivity Ltd.	37,500	4,540,125
Texas Instruments Inc.	42,500	6,975,525
		33,512,155
Materials - 9.1%
Barrick Gold Corp.	300,000	6,834,000
Franco-Nevada Corp.	39,000	4,887,870
Linde PLC	24,700	6,508,697
Royal Gold Inc.	21,000	2,233,560

		20,464,127
Utilities - 4.6%
Dominion Energy Inc.	64,000	4,812,800
NextEra Energy Inc.	71,000	5,477,650
		10,290,450
Total Common Stocks (Cost $168,333,440)		219,059,262
SHORT-TERM INVESTMENTS - 2.1%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (A)	4,589,662	4,589,662
Total Short-Term Investments (Cost $4,589,662)		4,589,662
TOTAL INVESTMENTS - 99.9% (Cost $172,923,102**)		223,648,924
NET OTHER ASSETS AND LIABILITIES - 0.1%		257,659
TOTAL NET ASSETS - 100.0%		$223,906,583

**	Aggregate cost for Federal tax purposes was $173,150,221.
(A)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 97.5%
Communication Services - 11.7%
Alphabet Inc., Class C *	5,199	$ 9,108,024
Facebook Inc., Class A *	19,502	5,327,167
Liberty Broadband Corp., Class C *	67,514	10,692,192
		25,127,383
Consumer Discretionary - 11.9%
Dollar Tree Inc. *	76,009	8,212,013
Lowe’s Cos. Inc.	68,816	11,045,656
TJX Cos. Inc./The	91,735	6,264,583
		25,522,252
Financials - 21.8%
Arch Capital Group Ltd. *	156,646	5,650,221
Berkshire Hathaway Inc., Class B *	36,413	8,443,082
Brookfield Asset Management Inc., Class A	176,331	7,277,181
Marsh & McLennan Cos. Inc.	61,593	7,206,381
Progressive Corp./The	99,565	9,844,987
US Bancorp	178,707	8,325,959
		46,747,811
Health Care - 13.8%
Alcon Inc. *	97,413	6,427,310
Becton Dickinson and Co.	41,491	10,381,878
Danaher Corp.	23,344	5,185,636
Novartis AG, ADR	80,779	7,627,961
		29,622,785
Industrials - 9.7%
Copart Inc. *	52,481	6,678,207
Jacobs Engineering Group Inc.	72,422	7,891,101
PACCAR Inc.	70,808	6,109,314
		20,678,622
Information Technology - 20.3%
Accenture PLC, Class A	25,129	6,563,946
Adobe Inc. *	9,971	4,986,696
Analog Devices Inc.	59,167	8,740,741
Cognizant Technology Solutions Corp., Class A	105,679	8,660,394
TE Connectivity Ltd.	52,095	6,307,142
Visa Inc., Class A	37,800	8,267,994
		43,526,913
Materials - 6.0%
Linde PLC	21,356	5,627,520
PPG Industries Inc.	50,470	7,278,783
		12,906,303
Real Estate - 2.3%
American Tower Corp., REIT	21,814	4,896,370
Total Common Stocks (Cost $132,170,389)		209,028,439
SHORT-TERM INVESTMENTS - 2.5%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (A)	5,351,170	5,351,170
Total Short-Term Investments (Cost $5,351,170)		5,351,170
TOTAL INVESTMENTS - 100.0% (Cost $137,521,559**)		214,379,609
NET OTHER ASSETS AND LIABILITIES - 0.0%		80,786
TOTAL NET ASSETS - 100.0%		$214,460,395

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $138,224,739.
(A)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 91.9%
Communication Services - 6.8%
Liberty Broadband Corp., Class C *	73,197	$ 11,592,209
Consumer Discretionary - 12.0%
CarMax Inc. *	61,445	5,804,095
Dollar Tree Inc. *	80,898	8,740,220
Ross Stores Inc.	48,642	5,973,724
		20,518,039
Consumer Staples - 1.3%
Brown-Forman Corp., Class B	29,394	2,334,765

Financials - 28.4%
Capital Markets - 5.3%
Brookfield Asset Management Inc., Class A	113,492	4,683,815
Moelis & Co., Class A	92,002	4,302,013
		8,985,828
Commercial Banks - 1.8%
Glacier Bancorp Inc.	68,552	3,154,078
Insurance - 21.3%
Arch Capital Group Ltd. *	231,354	8,344,939
Brown & Brown Inc.	141,872	6,726,152
Kemper Corp.	43,481	3,340,645
Markel Corp. *	6,215	6,421,960
Progressive Corp./The	75,463	7,461,781
WR Berkley Corp.	62,644	4,160,814
		36,456,291
		48,596,197
Health Care - 3.7%
Laboratory Corp. of America Holdings *	30,983	6,306,590

Industrials - 20.2%
Armstrong World Industries Inc.	43,299	3,221,013
Carlisle Cos. Inc.	43,006	6,716,677
Clarivate PLC *	95,709	2,843,514
Copart Inc. *	54,184	6,894,914
Expeditors International of Washington Inc.	35,693	3,394,761
Fastenal Co.	64,658	3,157,250
IHS Markit Ltd.	93,829	8,428,659
		34,656,788
Information Technology - 17.7%
Amphenol Corp., Class A	40,571	5,305,470
Arista Networks Inc. *	21,007	6,104,004
CDW Corp.	39,023	5,142,841
Gartner Inc. *	49,463	7,923,478
Vontier Corp. *	173,336	5,789,422
		30,265,215
Materials - 1.8%
NewMarket Corp.	7,642	3,043,732
Total Common Stocks (Cost $79,480,661)		157,313,535
SHORT-TERM INVESTMENTS - 8.2%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (A)	13,924,572	13,924,572
Total Short-Term Investments (Cost $13,924,572)		13,924,572
TOTAL INVESTMENTS - 100.1% (Cost $93,405,233**)		171,238,107
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(100,450)
TOTAL NET ASSETS - 100.0%		$171,137,657

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $93,518,312.
(A)	7-day yield.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
International Stock Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 96.9%
Australia - 1.4%
BHP Group PLC (A)	16,044	$ 422,821
Canada - 3.2%
Canadian National Railway Co.	3,208	352,681
Suncor Energy Inc.	19,895	333,694
TMX Group Ltd.	3,086	308,236
		994,611
China - 3.5%
Autohome Inc., ADR	3,064	305,235
ENN Energy Holdings Ltd. (A)	18,700	274,478
Ping An Insurance Group Co. of China Ltd., Class H (A)	39,500	485,180
		1,064,893
Denmark - 3.7%
Carlsberg AS, Class B (A)	2,931	469,892
Vestas Wind Systems AS (A)	2,833	670,497
		1,140,389
Finland - 2.2%
Nordea Bank Abp * (A)	41,391	337,983
Sampo Oyj, Class A (A)	8,352	354,203
		692,186
France - 15.9%
Air Liquide S.A. (A)	3,382	555,083
Alstom S.A. * (A)	9,666	548,148
BNP Paribas S.A. * (A)	4,914	259,185
Engie S.A. * (A)	54,310	831,553
Pernod Ricard S.A. (A)	2,134	409,063
Safran S.A. * (A)	4,430	628,265
Sanofi (A)	7,859	759,341
Vinci S.A. (A)	2,997	298,206
Vivendi S.A. (A)	18,653	601,533
		4,890,377
Germany - 6.9%
Continental AG (A)	2,439	361,408
Fresenius Medical Care AG & Co. KGaA (A)	3,765	314,035
Infineon Technologies AG (A)	9,499	364,540
Merck KGaA (A)	2,530	433,676
ProSiebenSat.1 Media SE * (A)	16,795	282,277
Vonovia SE (A)	4,876	355,568
		2,111,504
Hong Kong - 1.1%
ESR Cayman Ltd. * (A) (B)	91,200	327,777

Ireland - 4.1%
Medtronic PLC	7,751	907,952
Ryanair Holdings PLC, ADR *	3,133	344,568
		1,252,520
Israel - 1.0%
Bank Leumi Le-Israel BM (A)	53,160	313,775

Italy - 2.3%
Enel SpA (A)	68,917	695,949

Japan - 15.9%
Daiwa House Industry Co. Ltd. (A)	15,335	457,745
Fujitsu Ltd. (A)	2,648	383,333
Hitachi Ltd. (A)	18,300	722,107

Kao Corp. (A)	2,730	211,070
Makita Corp. (A)	9,400	471,863
Nexon Co. Ltd. (A)	17,150	528,185
Nintendo Co. Ltd. (A)	1,000	638,189
Ryohin Keikaku Co. Ltd. (A)	12,800	261,496
Sumitomo Mitsui Financial Group Inc. (A)	12,000	371,317
Suzuki Motor Corp. (A)	7,500	348,201
Yamaha Corp. (A)	5,100	300,629
Z Holdings Corp. (A)	35,377	214,567
		4,908,702
Luxembourg - 1.1%
ArcelorMittal S.A. * (A)	15,427	354,027

Mexico - 0.7%
Arca Continental S.A.B. de C.V.	44,400	212,322

Netherlands - 4.9%
Akzo Nobel N.V. (A)	2,637	283,265
JDE Peet’s BV * (A)	5,097	229,767
Koninklijke DSM N.V. (A)	3,637	626,531
Wolters Kluwer N.V. (A)	4,337	366,056
		1,505,619
Norway - 2.2%
Equinor ASA (A)	18,055	299,580
Telenor ASA (A)	23,015	389,775
		689,355
Portugal - 1.5%
EDP - Energias de Portugal S.A. (A)	58,755	370,243
Galp Energia SGPS S.A. (A)	8,559	91,556
		461,799
Singapore - 1.1%
DBS Group Holdings Ltd. (A)	17,190	325,147

South Korea - 2.0%
Samsung Electronics Co. Ltd. (A)	8,218	614,192

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
International Stock Fund Portfolio of Investments - continued

	Shares	Value (Note 2,3)
COMMON STOCKS - continued
Spain - 1.3%
Banco Santander S.A. * (A)	126,738	$ 393,506

Sweden - 2.2%
Hexagon AB, Class B (A)	2,889	263,082
Sandvik AB * (A)	16,497	403,257
		666,339
Switzerland - 5.8%
ABB Ltd. (A)	24,605	688,235
Flughafen Zurich AG * (A)	1,374	243,034
Novartis AG (A)	8,995	849,585
		1,780,854
United Kingdom - 12.9%
3i Group PLC (A)	15,673	250,399
Aon PLC, Class A	2,625	554,584
Ferguson PLC (A)	3,883	472,216
Informa PLC * (A)	35,747	268,621
Prudential PLC (A)	24,562	453,371
RELX PLC (A)	34,221	841,731
Tesco PLC (A)	187,218	591,077
Unilever PLC (A)	9,130	549,602
		3,981,601
Total Common Stocks (Cost $22,929,278)		29,800,265
PREFERRED STOCK - 1.7%
Germany - 1.7%
Volkswagen AG (A)	2,829	527,071
Total Preferred Stocks (Cost $487,556)		527,071

SHORT-TERM INVESTMENTS - 1.2%
United States - 1.2%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	382,686	$ 382,686
Total Short-Term Investments (Cost $382,686)		382,686
TOTAL INVESTMENTS - 99.8% (Cost $23,799,520**)		30,710,022
NET OTHER ASSETS AND LIABILITIES - 0.2%		61,524
TOTAL NET ASSETS - 100.0%		$ 30,771,546

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $23,860,629.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see
Note 3).
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.” The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Madison Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 96.8%
Alternative Funds - 5.1%
Invesco Optimum Yield Diversified Commodity Strategy	72,470	$ 1,105,892
SPDR Gold Shares *	4,069	725,747
		1,831,639
Bond Funds - 73.2%
iShares 20+ Year Treasury Bond ETF	36,844	5,811,404
iShares MBS ETF (A)	131,574	14,490,245
Schwab U.S. TIPS ETF	93,744	5,819,627
		26,121,276
Foreign Stock Funds - 6.8%
iShares Global Energy ETF	9,479	192,518
iShares MSCI Emerging Markets Asia ETF	2,104	184,310
iShares MSCI Emerging Markets Min Vol Factor ETF	12,148	742,000
iShares MSCI Germany ETF	5,623	178,643
iShares MSCI Japan Small-Cap ETF	2,321	183,377
iShares MSCI Switzerland ETF	4,169	186,271
JPMorgan BetaBuilders Japan ETF	13,433	376,124
SPDR S&P China ETF	2,841	369,927
		2,413,170
Stock Funds - 11.7%
Distillate U.S. Fundamental Stability & Value ETF	10,315	374,641
iShares Nasdaq Biotechnology ETF	4,642	703,216
iShares U.S. Home Construction ETF	3,229	180,178
Schwab Fundamental U.S. Large Co. Index ETF	16,237	735,374
VanEck Vectors Gold Miners ETF	20,639	743,417
Vanguard Industrials ETF	2,114	359,359
Vanguard Information Technology ETF	3,095	1,094,980
		4,191,165
TOTAL INVESTMENTS - 96.8% (Cost $32,519,836**)		34,557,250
NET OTHER ASSETS AND LIABILITIES - 3.2%		1,127,265
TOTAL NET ASSETS - 100.0%		$35,684,515

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $32,917,669.
(A)	Greater than 25% of the portfolio. For more information refer the website https://www.ishares.com/us/products/239465/ishares-mbs-etf.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Securities.

Madison Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 94.2%
Alternative Funds - 8.0%
Invesco Optimum Yield Diversified Commodity Strategy	274,940	$ 4,195,584
SPDR Gold Shares *	7,822	1,395,132
		5,590,716
Bond Funds - 37.4%
iShares 20+ Year Treasury Bond ETF	44,341	6,993,906
iShares MBS ETF	124,793	13,743,453
Schwab U.S. TIPS ETF	88,912	5,519,657
		26,257,016
Foreign Stock Funds - 19.0%
iShares Global Energy ETF	34,028	691,109
iShares MSCI Emerging Markets Asia ETF	16,250	1,423,500
iShares MSCI Emerging Markets Min Vol Factor ETF	68,555	4,187,339
iShares MSCI Germany ETF	21,962	697,733
iShares MSCI Japan Small-Cap ETF	8,875	701,193
iShares MSCI Switzerland ETF	15,901	710,457
JPMorgan BetaBuilders Japan ETF	125,190	3,505,320
SPDR S&P China ETF	10,712	1,394,809
		13,311,460
Stock Funds - 29.8%
Distillate U.S. Fundamental Stability & Value ETF	96,550	3,506,696
iShares Nasdaq Biotechnology ETF	18,328	2,776,509
iShares U.S. Home Construction ETF	24,653	1,375,637
Schwab Fundamental U.S. Large Co. Index ETF	61,406	2,781,078
VanEck Vectors Gold Miners ETF	78,301	2,820,402
Vanguard Industrials ETF	12,016	2,042,600
Vanguard Information Technology ETF	15,735	5,566,886
		20,869,808
TOTAL INVESTMENTS - 94.2% (Cost $59,107,421**)		66,029,000
NET OTHER ASSETS AND LIABILITIES - 5.8%		4,095,885
TOTAL NET ASSETS - 100.0%		$ 70,124,885

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $59,964,255.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Madison Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 94.6%
Alternative Funds - 8.0%
Invesco Optimum Yield Diversified Commodity Strategy	165,904	$ 2,531,695
SPDR Gold Shares *	4,713	840,611
		3,372,306
Bond Funds - 28.8%
iShares 20+ Year Treasury Bond ETF	21,102	3,328,418
iShares MBS ETF	56,651	6,238,975
Schwab U.S. TIPS ETF	40,365	2,505,859
		12,073,252
Foreign Stock Funds - 23.1%
iShares Global Energy ETF	20,633	419,056
iShares MSCI Emerging Markets Asia ETF	9,798	858,305
iShares MSCI Emerging Markets Min Vol Factor ETF	48,224	2,945,522
iShares MSCI Germany ETF	13,116	416,695
iShares MSCI Japan Small-Cap ETF	10,702	845,540
iShares MSCI Switzerland ETF	19,054	851,333
JPMorgan BetaBuilders Japan ETF	75,483	2,113,524
SPDR S&P China ETF	9,690	1,261,735
		9,711,710
Stock Funds - 34.7%
Distillate U.S. Fundamental Stability & Value ETF	57,438	2,086,148
iShares Nasdaq Biotechnology ETF	13,355	2,023,149
iShares U.S. Home Construction ETF	21,877	1,220,737
Schwab Fundamental U.S. Large Co. Index ETF	47,045	2,130,668
VanEck Vectors Gold Miners ETF	58,601	2,110,808
Vanguard Industrials ETF	7,251	1,232,597
Vanguard Information Technology ETF	10,626	3,759,373
		14,563,480
TOTAL INVESTMENTS - 94.6% (Cost $34,994,076**)		39,720,748
NET OTHER ASSETS AND LIABILITIES - 5.4%		2,269,437
TOTAL NET ASSETS - 100.0%		$ 41,990,185

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $35,567,340.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Securities.

Madison Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 94.6%
Alternative Funds - 8.1%
Invesco Optimum Yield Diversified Commodity Strategy	120,315	$ 1,836,007
SPDR Gold Shares *	3,404	607,137
		2,443,144
Bond Funds - 19.8%
iShares 20+ Year Treasury Bond ETF	11,563	1,823,832
iShares MBS ETF	27,214	2,997,078
Schwab U.S. TIPS ETF	19,391	1,203,793
		6,024,703
Foreign Stock Funds - 27.2%
iShares Global Energy ETF	14,775	300,080
iShares MSCI Emerging Markets Asia ETF	7,111	622,924
iShares MSCI Emerging Markets Min Vol Factor ETF	40,002	2,443,322
iShares MSCI Germany ETF	9,806	311,537
iShares MSCI Japan Small-Cap ETF	11,651	920,519
iShares MSCI Switzerland ETF	20,595	920,184
JPMorgan BetaBuilders Japan ETF	54,786	1,534,008
SPDR S&P China ETF	9,465	1,232,438
		8,285,012
Stock Funds - 39.5%
Distillate U.S. Fundamental Stability & Value ETF	41,812	1,518,612
iShares Nasdaq Biotechnology ETF	11,683	1,769,858
iShares U.S. Home Construction ETF	21,059	1,175,092
Schwab Fundamental U.S. Large Co. Index ETF	40,531	1,835,649
VanEck Vectors Gold Miners ETF	51,022	1,837,813
Vanguard Industrials ETF	5,173	879,358
Vanguard Information Technology ETF	8,513	3,011,814
		12,028,196
TOTAL INVESTMENTS - 94.6% (Cost $25,200,669**)		28,781,055
NET OTHER ASSETS AND LIABILITIES - 5.4%		1,655,808
TOTAL NET ASSETS - 100.0%		$ 30,436,863

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $25,589,614.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Security.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Statements of Assets and Liabilities as of December 31, 2020

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Core Bond Fund	High Income Fund	Diversified Income Fund	Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$113,502,508	$121,805,400	$ 39,139,112	$115,443,030	$ 17,651,465	$224,215,733	$223,648,924
Investments in affiliated securities, at fair value‡1	55,960,742	64,010,169	17,587,454	–	–	–	–
Cash	–	–	–	449,254	–	–	–
Receivables:
Investments sold	–	–	–	–	–	–	–
Fund shares sold	207,443	270,773	44,185	10,596	1,134	36,471	38,672
Dividends and Interest	115	255	107	708,558	206,266	679,484	340,186
Due from Adviser	10,764	15,256	4,701	–	–	–	–
Other assets	–	–	–	–	–	5,217	11,926
Total assets	169,681,572	186,101,853	56,775,559	116,611,438	17,858,865	224,936,905	224,039,708
Liabilities:
Payables:
Investments repurchased	403,510	1,289,297	394,489	–	16,078	–	–
Fund shares repurchased	4,783	1,313	–	86,946	8,359	81,618	5,089
Upon return of securities loaned	3,805,841	4,760,430	795,893	265,213	139,290	138,775	–
Advisory agreement fees	32,293	45,769	14,102	54,044	11,182	131,549	112,848
Audit and trustee fees	8,259	11,582	3,753	7,988	1,199	14,247	14,479
Distribution fees - Class II	4,125	3,790	228	5,073	783	6,094	709
Total liabilities	4,258,811	6,112,181	1,208,465	419,264	176,891	372,283	133,125
Net assets applicable to outstanding capital stock	$165,422,761	$179,989,672	$ 55,567,094	$116,192,174	$ 17,681,974	$224,564,622	$223,906,583
Net assets consist of:
Paid-in capital in excess of par	$153,125,045	$154,413,545	$ 46,073,637	$105,193,167	$ 19,717,212	$158,191,480	$190,305,817
Accumulated distributable earnings (loss)	12,297,716	25,576,127	9,493,457	10,999,007	(2,035,238)	66,373,142	33,600,766
Net Assets	$165,422,761	$179,989,672	$ 55,567,094	$116,192,174	$ 17,681,974	$224,564,622	$223,906,583
Class I Shares:
Net Assets	$146,016,344	$161,943,968	$ 54,472,265	$ 92,471,131	$ 13,988,571	$195,462,606	$220,518,494
Shares of beneficial interest outstanding	14,133,192	16,056,398	6,218,635	8,979,653	1,697,412	10,036,634	9,447,718
Net Asset Value and redemption price per share	$10.33	$10.09	$8.76	$10.30	$8.24	$19.47	$23.34
Class II Shares:
Net Assets	$ 19,406,417	$ 18,045,704	$ 1,094,829	$ 23,721,043	$ 3,693,403	$ 29,102,016	$ 3,388,089
Shares of beneficial interest outstanding	1,873,234	1,786,540	125,312	2,313,736	447,721	1,509,892	147,358
Net Asset Value and redemption price per share	$10.36	$10.10	$8.74	$10.25	$8.25	$19.27	$22.99

†Cost of Investments in unaffiliated securities	$108,349,260	$110,927,805	$ 34,747,531	$104,966,460	$ 17,184,083	$159,694,671	$172,923,102
‡Cost of investments in affiliated securities	$ 48,643,454	$ 49,200,393	$ 12,438,517	–	–	–	–
§Fair Value of securities on loan	$ 3,740,392	$ 12,437,574	$ 4,287,592	$ 260,032	$ 640,644	$ 136,062	–

[1]	See Note 12 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Statements of Assets and Liabilities as of December 31, 2020

	Large Cap Growth Fund	Mid Cap Fund	International Stock Fund	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund
Assets:
Investments in unaffiliated securities, at fair value†	$214,379,609	$171,238,107	$ 30,710,022	$ 34,557,250	$ 66,029,000	$ 39,720,748	$ 28,781,055
Cash	14,237	9,765	–	1,100,113	4,169,261	2,199,237	1,577,086
Foreign currency (cost of $256) (Note 2)	–	–	255	–	–	–	–
Receivables:
Investments sold	–	–	1,901	–	–	–	–
Fund shares sold	29,565	17,780	851	36,328	67,313	79,212	85,355
Dividends and Interest	243,824	31,725	115,006	–	2,689	1,731	1,136
Other assets	2,806	162	14,099	–	–	–	–
Total assets	214,670,041	171,297,539	30,842,134	35,693,691	70,268,263	42,000,928	30,444,632
Liabilities:
Payables:
Investments purchased	–	–	–	–	125,690	–	–
Fund shares repurchased	51,266	20,240	37,303	–	–	–	–
Advisory agreement fees	142,601	128,113	29,609	7,646	14,740	8,953	6,474
Audit and trustee fees	12,439	10,045	1,797	–	–	–	–
Administrative services agreement fees	–	–	–	1,530	2,948	1,790	1,295
Distribution fees - Class II	3,340	1,484	1,879	–	–	–	–
Total liabilities	209,646	159,882	70,588	9,176	143,378	10,743	7,769
Net assets applicable to outstanding capital stock	$214,460,395	$171,137,657	$ 30,771,546	$ 35,684,515	$ 70,124,885	$ 41,990,185	$ 30,436,863
Net assets consist of:
Paid-in capital in excess of par	$135,557,229	$ 89,672,166	$ 28,560,637	$ 33,792,816	$ 63,572,216	$ 37,452,430	$ 26,905,905
Accumulated distributable earnings (loss)	78,903,166	81,465,491	2,210,909	1,891,699	6,552,669	4,537,755	3,530,958
Net Assets	$214,460,395	$171,137,657	$ 30,771,546	$ 35,684,515	$ 70,124,885	$ 41,990,185	$ 30,436,863
Class I Shares:
Net Assets	$198,559,993	$164,068,397	$ 21,852,212	$ 35,684,515	$ 70,124,885	$ 41,990,185	$ 30,436,863
Shares of beneficial interest outstanding	9,406,772	9,130,635	1,725,353	4,536,367	8,574,342	5,582,588	2,341,296
Net Asset Value and redemption price per share	$21.11	$17.97	$12.67	$7.87	$8.18	$7.52	$13.00
Class II Shares:
Net Assets	$ 15,900,402	$ 7,069,260	$ 8,919,334
Shares of beneficial interest outstanding	772,872	409,622	708,513
Net Asset Value and redemption price per share	$20.57	$17.26	$12.59

†Cost of Investments in unaffiliated securities	$137,521,559	$ 93,405,233	$ 23,799,520	$ 32,519,836	$ 59,107,421	$ 34,994,076	$ 25,200,669

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Statements of Operations for the Year Ended December 31, 2020

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Core Bond Fund	High Income Fund
Investment Income:
Interest	$ 29,816	$ 78,674	$ 32,032	$ 3,385,672	$ 967,531
Dividends
Unaffiliated issuers	1,343,337	1,651,212	483,775	–	25,147
Affiliated issuers[1]	897,454	991,173	232,401	–	–
Income from securities lending	13,424	30,858	14,431	1,125	6,923
Total investment income	2,284,031	2,751,917	762,639	3,386,797	999,601
Expenses:[2]
Advisory agreement fees	384,182	535,549	167,619	664,239	135,197
Audit fees	16,863	23,650	7,660	16,311	2,449
Trustee fees	9,129	12,801	4,147	8,828	1,325
Distribution fees - Class II	51,772	44,085	2,727	63,809	9,443
Other expenses	4,277	6,256	1,924	4,006	607
Total expenses before reimbursement/waiver	466,223	622,341	184,077	757,193	149,021
Less reimbursement/ waiver[2]	(128,061)	(178,516)	(55,873)	–	–
Total expenses net of reimbursement/ waiver	338,162	443,825	128,204	757,193	149,021
Net Investment Income	1,945,869	2,308,092	634,435	2,629,604	850,580
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	–	–	–	(8,870)	–
Options written	–	–	–	6,130	–
Unaffiliated issuers	3,861,206	5,168,637	1,155,751	2,573,035	(408,086)
Affiliated issuers[1]	212,427	3,559,025	1,583,440	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers[1]	149,039	100,921	7,642	–	–
Affiliated issuers[1]	2,462,277	2,455,706	731,701	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	2,864,776	6,075,100	2,608,903	5,133,873	480,879
Affiliated issuers[1]	228,447	(3,029,553)	(1,825,590)	–	–
Net Realized and Unrealized Gain on Investments	9,778,172	14,329,836	4,261,847	7,704,168	72,793
Net Increase (Decrease) in Net Assets from Operations	$ 11,724,041	$ 16,637,928	$ 4,896,282	$ 10,333,772	$ 923,373

[1]	See Note 12 for information on affiliated issuers.
[2]	See Note 4 for information on expenses, including waivers.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Statements of Operations for the Year Ended December 31, 2020

	Diversified Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	International Stock Fund
Investment Income:
Interest	$ 1,816,830	$ 38,056	$ 39,925	$ 55,216	$ 3,040
Dividends
Unaffiliated issuers	4,233,755	5,149,631	2,474,247	1,289,307	640,587
Less: Foreign taxes withheld/reclaimed	(31,482)	(43,778)	(53,516)	(8,760)	(69,256)
Income from securities lending	640	524	7,993	179	3,651
Total investment income	6,019,743	5,144,433	2,468,649	1,335,942	578,022
Expenses:[1]
Advisory agreement fees	1,522,960	1,305,295	1,570,042	1,404,087	323,156
Audit fees	29,087	29,563	25,400	20,506	3,670
Trustee fees	15,745	16,003	13,748	11,102	1,987
Distribution fees - Class II	73,161	8,275	38,071	16,751	20,585
Other expenses	7,648	7,615	7,236	5,793	1,033
Total expenses	1,648,601	1,366,751	1,654,497	1,458,239	350,431
Net Investment Income (Loss)	4,371,142	3,777,682	814,152	(122,297)	227,591
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	7,922,195	(17,524,375)	14,625,132	17,517,141	335,208
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	2,978,973	1,249,332	9,941,338	(3,063,310)	1,530,515
Net Realized and Unrealized Gain (loss) on Investments	10,901,168	(16,275,043)	24,566,470	14,453,831	1,865,723
Net Increase (Decrease) in Net Assets from Operations	$ 15,272,310	$ (12,497,361)	$ 25,380,622	$ 14,331,534	$ 2,093,314

[1]	See Note 4 for information on expenses.

See accompanying Notes to Financial Statements.

Statements of Operations for the Year Ended December 31, 2020

	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund
Investment Income:
Dividends from
Unaffiliated issuers	$ 507,560	$ 906,941	$ 540,406	$ 376,324
Total investment income	507,560	906,941	540,406	376,324
Expenses:[1]
Advisory agreement fees	87,627	162,838	97,658	68,512
Administrative services agreement fees	17,525	32,568	19,531	13,702
Trustee fees	995	1,775	1,044	716
Total expenses	106,147	197,181	118,233	82,930
Net Investment Income	401,413	709,760	422,173	293,394
Net Realized and Unrealized Gain on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	1,841,351	3,375,312	2,114,325	1,478,303
Net change in unrealized appreciation on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	650,973	3,258,761	2,226,384	1,773,669
Net Realized and Unrealized Gain on Investments	2,492,324	6,634,073	4,340,709	3,251,972
Net Increase in Net Assets from Operations	$ 2,893,737	$ 7,343,833	$ 4,762,882	$ 3,545,366

[1]	See Note 4 for information on expenses.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund
Year Ended December 31,	2020	2019	2020	2019
Net Assets at beginning of period	$130,995,821	$119,290,218	$189,854,850	$196,086,790
Increase (decrease) in net assets from operations:
Net investment income	1,945,869	2,550,297	2,308,092	3,617,676
Net realized gain	6,684,949	1,255,472	11,284,289	3,780,959
Net change in unrealized appreciation	3,093,223	10,917,992	3,045,547	22,759,661
Net increase in net assets from operations	11,724,041	14,723,761	16,637,928	30,158,296
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(8,061,564)	(2,927,464)	(12,984,705)	(6,562,598)
Class II	(1,068,491)	(530,804)	(1,444,763)	(658,172)
Return of capital	(1,905,258)	–	(5,552,711)	–
Total distributions	(11,035,313)	(3,458,268)	(19,982,179)	(7,220,770)
Capital Stock transactions:
Class I Shares
Shares sold	46,191,515	19,969,310	6,043,791	7,093,413
Issued to shareholders in reinvestment of distributions	9,783,820	2,927,463	18,033,122	6,562,598
Shares redeemed	(19,113,313)	(19,781,431)	(30,150,980)	(38,914,796)
Net increase (decrease) from capital stock transactions	36,862,022	3,115,342	(6,074,067)	(25,258,785)
Class II Shares
Shares sold	585,685	1,413,229	442,855	534,186
Issued to shareholders in reinvestment of distributions	1,251,493	530,804	1,949,057	658,172
Shares redeemed	(4,960,988)	(4,619,265)	(2,838,772)	(5,103,039)
Net decrease from capital stock transactions	(3,123,810)	(2,675,232)	(446,860)	(3,910,681)
Total increase (decrease) from capital stock transactions	33,738,212	440,110	(6,520,927)	(29,169,466)
Total increase (decrease) in net assets	34,426,940	11,705,603	(9,865,178)	(6,231,940)
Net Assets at end of period	$165,422,761	$130,995,821	$179,989,672	$189,854,850
Capital Share transactions:
Class I Shares
Shares sold	4,235,789	1,961,702	583,269	697,597
Issued to shareholders in reinvestment of distributions	948,316	289,182	1,790,635	638,290
Shares redeemed	(1,816,927)	(1,990,828)	(2,906,367)	(3,858,689)
Net increase (decrease) from capital share transactions	3,367,178	260,056	(532,463)	(2,522,802)
Class II Shares
Shares sold	59,489	141,354	44,465	52,641
Issued to shareholders in reinvestment of distributions	120,975	52,354	193,249	63,984
Shares redeemed	(475,294)	(468,785)	(272,965)	(504,278)
Net decrease from capital share transactions	(294,830)	(275,077)	(35,251)	(387,653)

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Statements of Changes in Net Assets

	Aggressive Allocation Fund		Core Bond Fund
Year Ended December 31,	2020	2019	2020	2019
Net Assets at beginning of period	$ 62,398,638	$ 63,304,035	$122,533,850	$134,493,890
Increase (decrease) in net assets from operations:
Net investment income	634,435	1,084,298	2,629,604	3,403,679
Net realized gain	3,478,534	2,046,515	2,570,295	377,644
Net change in unrealized appreciation	783,313	8,438,146	5,133,873	6,690,592
Net increase in net assets from operations	4,896,282	11,568,959	10,333,772	10,471,915
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(4,388,799)	(2,853,849)	(4,088,653)	(2,726,193)
Class II	(88,439)	(57,102)	(1,011,953)	(716,561)
Return of capital	(2,445,604)	–	–	–
Total distributions	(6,922,842)	(2,910,951)	(5,100,606)	(3,442,754)
Capital Stock transactions:
Class I Shares
Shares sold	4,342,614	4,664,967	4,851,949	2,139,979
Issued to shareholders in reinvestment of distributions	6,789,524	2,853,849	4,088,653	2,726,193
Shares redeemed	(15,833,495)	(16,617,638)	(16,261,381)	(19,460,461)
Net decrease from capital stock transactions	(4,701,357)	(9,098,822)	(7,320,779)	(14,594,289)
Class II Shares
Shares sold	64,245	47,775	346,728	387,769
Issued to shareholders in reinvestment of distributions	133,318	57,101	1,011,953	716,561
Shares redeemed	(301,190)	(569,459)	(5,612,744)	(5,499,242)
Net decrease from capital stock transactions	(103,627)	(464,583)	(4,254,063)	(4,394,912)
Total decrease from capital stock transactions	(4,804,984)	(9,563,405)	(11,574,842)	(18,989,201)
Total decrease in net assets	(6,831,544)	(905,397)	(6,341,676)	(11,960,040)
Net Assets at end of period	$ 55,567,094	$62,398,638	$116,192,174	$122,533,850
Capital Share transactions:
Class I Shares
Shares sold	481,026	524,996	471,492	216,841
Issued to shareholders in reinvestment of distributions	777,102	314,796	398,126	276,053
Shares redeemed	(1,763,678)	(1,869,544)	(1,568,063)	(1,973,225)
Net decrease from capital share transactions	(505,550)	(1,029,752)	(698,445)	(1,480,331)
Class II Shares
Shares sold	8,270	5,451	33,611	40,078
Issued to shareholders in reinvestment of distributions	15,296	6,322	99,004	72,861
Shares redeemed	(38,658)	(63,602)	(546,940)	(560,846)
Net decrease from capital share transactions	(15,092)	(51,829)	(414,325)	(447,907)

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Statements of Changes in Net Assets

	High Income Fund		Diversified Income Fund
Year Ended December 31,	2020	2019	2020	2019
Net Assets at beginning of period	$ 19,839,129	$ 22,070,613	$240,580,948	$234,346,249
Increase (decrease) in net assets from operations:
Net investment income	850,580	1,050,533	4,371,142	4,966,044
Net realized gain (loss)	(408,086)	(408,375)	7,922,195	15,194,995
Net change in unrealized appreciation	480,879	1,173,092	2,978,973	22,803,763
Net increase in net assets from operations	923,373	1,815,250	15,272,310	42,964,802
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(684,346)	(774,157)	(10,536,109)	(15,465,716)
Class II	(172,973)	(195,689)	(1,531,595)	(2,495,069)
Total distributions	(857,319)	(969,846)	(12,067,704)	(17,960,785)
Capital Stock transactions:
Class I Shares
Shares sold	134,222	191,946	5,201,696	3,940,040
Issued to shareholders in reinvestment of distributions	684,346	774,157	10,536,109	15,465,716
Shares redeemed	(2,547,534)	(3,444,971)	(29,851,046)	(35,590,028)
Net decrease from capital stock transactions	(1,728,966)	(2,478,868)	(14,113,241)	(16,184,272)
Class II Shares
Shares sold	97,374	120,698	335,127	656,197
Issued to shareholders in reinvestment of distributions	172,973	195,689	1,531,595	2,495,069
Shares redeemed	(764,590)	(914,407)	(6,974,413)	(5,736,312)
Net decrease from capital stock transactions	(494,243)	(598,020)	(5,107,691)	(2,585,046)
Total decrease from capital stock transactions	(2,223,209)	(3,076,888)	(19,220,932)	(18,769,318)
Total increase (decrease) in net assets	(2,157,155)	(2,231,484)	(16,016,326)	6,234,699
Net Assets at end of period	$ 17,681,974	$ 19,839,129	$224,564,622	$240,580,948
Capital Share transactions:
Class I Shares
Shares sold	16,592	22,802	280,302	212,133
Issued to shareholders in reinvestment of distributions	83,829	94,662	554,777	813,425
Shares redeemed	(318,526)	(408,952)	(1,617,695)	(1,875,044)
Net decrease from capital share transactions	(218,105)	(291,488)	(782,616)	(849,486)
Class II Shares
Shares sold	11,954	14,476	19,791	34,187
Issued to shareholders in reinvestment of distributions	21,147	23,926	81,433	132,524
Shares redeemed	(96,345)	(108,740)	(377,411)	(303,834)
Net decrease from capital share transactions	(63,244)	(70,338)	(276,187)	(137,123)

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Statements of Changes in Net Assets

	Large Cap Value Fund		Large Cap Growth Fund
Year Ended December 31,	2020	2019	2020	2019
Net Assets at beginning of period	$261,058,864	$247,525,936	$215,344,635	$202,211,906
Increase (decrease) in net assets from operations:
Net investment income	3,777,682	3,882,239	814,152	1,080,447
Net realized gain (loss)	(17,524,375)	20,401,668	14,625,132	22,934,724
Net change in unrealized appreciation	1,249,332	33,629,106	9,941,338	34,136,868
Net increase (decrease) in net assets from operations	(12,497,361)	57,913,013	25,380,622	58,152,039
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(6,515,226)	(20,713,293)	(15,708,675)	(21,109,290)
Class II	(92,566)	(341,185)	(1,286,764)	(1,901,014)
Total distributions	(6,607,792)	(21,054,478)	(16,995,439)	(23,010,304)
Capital Stock transactions:
Class I Shares
Shares sold	4,984,565	4,282,153	4,946,490	4,027,991
Issued to shareholders in reinvestment of distributions	6,515,226	20,713,293	15,708,675	21,109,290
Shares redeemed	(29,012,440)	(48,213,954)	(27,716,662)	(43,997,882)
Net decrease from capital stock transactions	(17,512,649)	(23,218,508)	(7,061,497)	(18,860,601)
Class II Shares
Shares sold	219,678	276,589	101,423	299,990
Issued to shareholders in reinvestment of distributions	92,566	341,185	1,286,764	1,901,014
Shares redeemed	(846,723)	(724,873)	(3,596,113)	(5,349,409)
Net decrease from capital stock transactions	(534,479)	(107,099)	(2,207,926)	(3,148,405)
Total decrease from capital stock transactions	(18,047,128)	(23,325,607)	(9,269,423)	(22,009,006)
Total increase (decrease) in net assets	(37,152,281)	13,532,928	(884,240)	13,132,729
Net Assets at end of period	$223,906,583	$261,058,864	$214,460,395	$215,344,635
Capital Share transactions:
Class I Shares
Shares sold	234,168	168,767	258,629	201,385
Issued to shareholders in reinvestment of distributions	302,138	834,608	781,630	1,047,118
Shares redeemed	(1,325,104)	(1,917,588)	(1,437,940)	(2,175,170)
Net decrease from capital share transactions	(788,798)	(914,213)	(397,681)	(926,667)
Class II Shares
Shares sold	10,538	11,538	5,380	15,574
Issued to shareholders in reinvestment of distributions	4,355	13,949	65,727	96,456
Shares redeemed	(40,847)	(29,742)	(189,413)	(271,584)
Net decrease from capital share transactions	(25,954)	(4,255)	(118,306)	(159,554)

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Statements of Changes in Net Assets

	Mid Cap Fund		International Stock Fund
Year Ended December 31,	2020	2019	2020	2019
Net Assets at beginning of period	$175,164,079	$159,997,728	$ 32,412,306	$ 30,348,572
Increase (decrease) in net assets from operations:
Net investment income (loss)	(122,297)	(338,718)	227,591	566,511
Net realized gain	17,517,141	21,375,259	335,208	417,050
Net change in unrealized appreciation (depreciation)	(3,063,310)	29,605,679	1,530,515	4,996,864
Net increase in net assets from operations	14,331,534	50,642,220	2,093,314	5,980,425
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(17,497,375)	(16,576,373)	(196,448)	(386,098)
Class II	(791,033)	(832,362)	(59,972)	(145,682)
Total distributions	(18,288,408)	(17,408,735)	(256,420)	(531,780)
Capital Stock transactions:
Class I Shares
Shares sold	4,895,185	3,088,140	425,633	471,657
Issued to shareholders in reinvestment of distributions	17,497,375	16,576,373	196,448	386,098
Shares redeemed	(21,746,811)	(36,264,065)	(2,819,650)	(3,063,528)
Net increase (decrease) from capital stock transactions	645,749	(16,599,552)	(2,197,569)	(2,205,773)
Class II Shares
Shares sold	62,167	175,101	175,000	314,178
Issued to shareholders in reinvestment of distributions	791,033	832,362	59,972	145,682
Shares redeemed	(1,568,497)	(2,475,045)	(1,515,057)	(1,638,998)
Net decrease from capital stock transactions	(715,297)	(1,467,582)	(1,280,085)	(1,179,138)
Total decrease from capital stock transactions	(69,548)	(18,067,134)	(3,477,654)	(3,384,911)
Total increase (decrease) in net assets	(4,026,422)	15,166,351	(1,640,760)	2,063,734
Net Assets at end of period	$171,137,657	$175,164,079	$ 30,771,546	$ 32,412,306
Capital Share transactions:
Class I Shares
Shares sold	301,172	171,155	43,615	42,871
Issued to shareholders in reinvestment of distributions	1,011,890	902,410	16,423	32,994
Shares redeemed	(1,275,079)	(1,995,161)	(260,578)	(276,782)
Net increase (decrease) from capital share transactions	37,983	(921,596)	(200,540)	(200,917)
Class II Shares
Shares sold	3,944	10,061	18,139	29,067
Issued to shareholders in reinvestment of distributions	47,583	46,843	4,944	12,496
Shares redeemed	(95,974)	(139,053)	(141,043)	(148,237)
Net decrease from capital share transactions	(44,447)	(82,149)	(117,960)	(106,674)

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Statements of Changes in Net Assets

	Madison Target Retirement 2020 Fund		Madison Target Retirement 2030 Fund
	2020	2019	2020	2019
Net Assets at beginning of period	$ 35,602,465	$ 38,522,590	$ 62,469,250	$ 62,556,144
Increase in net assets from operations:
Net investment income	401,413	747,338	709,760	1,257,488
Net realized gain	1,841,351	1,978,863	3,375,312	3,578,190
Net change in unrealized appreciation	650,973	1,461,549	3,258,761	5,209,022
Net increase in net assets from operations	2,893,737	4,187,750	7,343,833	10,044,700
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(2,786,408)	(1,762,116)	(5,000,043)	(5,162,449)
Total distributions	(2,786,408)	(1,762,116)	(5,000,043)	(5,162,449)
Capital Stock transactions:
Class I Shares
Shares sold	6,752,000	5,210,570	12,555,412	8,494,663
Issued to shareholders in reinvestment of distributions	2,786,408	1,762,116	5,000,043	5,162,449
Shares redeemed	(9,563,687)	(12,318,445)	(12,243,610)	(18,626,257)
Net increase (decrease) from capital stock transactions	(25,279)	(5,345,759)	5,311,845	(4,969,145)
Total increase (decrease) from capital stock transactions	(25,279)	(5,345,759)	5,311,845	(4,969,145)
Total increase (decrease) in net assets	82,050	(2,920,125)	7,655,635	(86,894)
Net Assets at end of period	$ 35,684,515	$ 35,602,465	$ 70,124,885	$ 62,469,250
Capital Share transactions:
Class I Shares
Shares sold	836,050	664,417	1,547,706	1,068,780
Issued to shareholders in reinvestment of distributions	353,983	225,375	617,363	656,503
Shares redeemed	(1,198,171)	(1,566,896)	(1,506,434)	(2,333,859)
Net increase (decrease) from capital stock transactions	(8,138)	(677,104)	658,635	(608,576)

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Statements of Changes in Net Assets

	Madison Target Retirement 2040 Fund		Madison Target Retirement 2050 Fund
	2020	2019	2020	2019
Net Assets at beginning of period	$ 37,060,493	$ 38,423,997	$ 24,850,285	$ 23,080,766
Increase in net assets from operations:
Net investment income	422,173	746,487	293,394	483,183
Net realized gain	2,114,325	2,219,259	1,478,303	1,417,261
Net change in unrealized appreciation (depreciation)	2,226,384	3,748,546	1,773,669	2,736,498
Net increase (decrease) in net assets from operations	4,762,882	6,714,292	3,545,366	4,636,942
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(3,032,319)	(3,329,976)	(2,048,394)	(3,711,157)
Total distributions	(3,032,319)	(3,329,976)	(2,048,394)	(3,711,157)
Capital Stock transactions:
Class I Shares
Shares sold	6,385,501	6,123,182	5,898,896	5,962,929
Issued to shareholders in reinvestment of distributions	3,032,319	3,329,976	2,048,394	3,711,157
Shares redeemed	(6,218,691)	(14,200,978)	(3,857,684)	(8,830,352)
Net increase (decrease) from capital stock transactions	3,199,129	(4,747,820)	4,089,606	843,734
Total increase (decrease) from capital stock transactions	3,199,129	(4,747,820)	4,089,606	843,734
Total increase (decrease) in net assets	4,929,692	(1,363,504)	5,586,578	1,769,519
Net Assets at end of period	$ 41,990,185	$ 37,060,493	$ 30,436,863	$ 24,850,285
Capital Share transactions:
Class I Shares
Shares sold	861,370	845,411	471,175	469,420
Issued to shareholders in reinvestment of distributions	408,051	464,021	159,960	303,931
Shares redeemed	(825,376)	(1,941,659)	(298,160)	(683,276)
Net increase (decrease) from capital share transactions	444,045	(632,227)	332,975	90,075

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$10.13	$9.21	$10.22	$9.74	$9.56
Income from Investment Operations:
Net investment income	0.12	0.20[2]	0.25	0.21	0.17[1]
Net realized and unrealized gain (loss) on investments	0.83	1.00	(0.51)	0.77	0.36
Total from investment operations	0.95	1.20	(0.26)	0.98	0.53
Less Distributions From:
Net investment income	(0.22)	(0.19)	(0.25)	(0.22)	(0.20)
Capital gains	(0.41) (0.12)	(0.09) –	(0.50) –	(0.28) –	(0.15) –
Return of Capital
Total distributions	(0.75)	(0.28)	(0.75)	(0.50)	(0.35)
Net increase (decrease) in net asset value	0.20	0.92	(1.01)	0.48	0.18
Net Asset Value at end of period	$10.33	$10.13	$9.21	$10.22	$9.74
Total Return (%)[3]	9.46	12.97	(2.49)	10.17	5.48
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$146,016	$109,012	$96,763	$120,703	$121,351
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	1.56	2.15	2.13	2.06	1.71
Portfolio turnover (%)[4]	73	57	54	49	83

CLASS II	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$10.14	$9.22	$10.22	$9.73	$9.55
Income from Investment Operations:
Net investment income	0.13	0.17[2]	0.19	0.18	0.14[1]
Net realized and unrealized gain (loss) on investments	0.80	1.00	(0.47)	0.78	0.36
Total from investment operations	0.93	1.17	(0.28)	0.96	0.50
Less Distributions From:
Net investment income	(0.18)	(0.16)	(0.22)	(0.19)	(0.17)
Capital gains	(0.41)	(0.09)	(0.50)	(0.28)	(0.15)
Return of Capital	(0.12)	–	–	–	–
Total distributions	(0.71)	(0.25)	(0.72)	(0.47)	(0.32)
Net increase (decrease) in net asset value	0.22	0.92	(1.00)	0.49	0.18
Net Asset Value at end of period	$10.36	$10.14	$9.22	$10.22	$9.73
Total Return (%)[3]	9.18	12.69	(2.73)	9.90	5.21
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$19,406	$21,984	$22,527	$29,772	$31,116
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	1.30	1.86	1.88	1.78	1.42
Portfolio turnover (%)[4]	73	57	54	49	83

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$10.31	$9.20	$10.85	$10.18	$9.92
Income from Investment Operations:
Net investment income	0.15	0.22[2]	0.21	0.22	0.15[1]
Net realized and unrealized gain (loss) on investments	0.89	1.30	(0.69)	1.29	0.58
Total from investment operations	1.04	1.52	(0.48)	1.51	0.73
Less Distributions From:
Net investment income	(0.17)	(0.23)	(0.12)	(0.23)	(0.20)
Capital gains	(0.78)	(0.18)	(1.05)	(0.61)	(0.27)
Return of Capital	(0.31)	–	–	–	–
Total distributions	(1.26)	(0.41)	(1.17)	(0.84)	(0.47)
Net increase (decrease) in net asset value	(0.22)	1.11	(1.65)	0.67	0.26
Net Asset Value at end of period	$10.09	$10.31	$9.20	$10.85	$10.18
Total Return (%)[3]	10.06	16.56	(4.36)	14.80	7.39
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$161,944	$171,065	$175,785	$217,301	$235,182
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	1.32	1.87	1.85	1.80	1.49
Portfolio turnover (%)[4]	79	62	67	39	91

CLASS II	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$10.31	$9.19	$10.83	$10.16	$9.90
Income from Investment Operations:
Net investment income	0.11	0.15[2]	0.15	0.16	0.12[1]
Net realized and unrealized gain (loss) on investments	0.90	1.34	(0.65)	1.31	0.58
Total from investment operations	1.01	1.49	(0.50)	1.47	0.70
Less Distributions From:
Net investment income	(0.13)	(0.19)	(0.09)	(0.19)	(0.17)
Capital gains	(0.78)	(0.18)	(1.05)	(0.61)	(0.27)
Return of Capital	(0.31)	–	–	–	–
Total distributions	(1.22)	(0.37)	(1.14)	(0.80)	(0.44)
Net increase (decrease) in net asset value	(0.21)	1.12	(1.64)	0.67	0.26
Net Asset Value at end of period	$10.10	$10.31	$9.19	$10.83	$10.16
Total Return (%)[3]	9.78	16.27	(4.60)	14.52	7.12
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$18,046	$18,790	$20,302	$26,764	$27,870
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	1.07	1.62	1.58	1.54	1.18
Portfolio turnover (%)[4]	79	62	67	39	91

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$9.09	$7.97	$10.12	$ 9.30	$8.85
Income from Investment Operations:
Net investment income	0.12	0.16[2]	0.18	0.17	0.12[1]
Net realized and unrealized gain (loss) on investments	0.79	1.40	(0.80)	1.54	0.66
Total from investment operations	0.91	1.56	(0.62)	1.71	0.78
Less Distributions From:
Net investment income	(0.13)	(0.15)	(0.19)	(0.18)	(0.17)
Capital gains	(0.72)	(0.29)	(1.34)	(0.71)	(0.16)
Return of Capital	(0.39)	–	–	–	–
Total distributions	(1.24)	(0.44)	(1.53)	(0.89)	(0.33)
Net increase (decrease) in net asset value	(0.33)	1.12	(2.15)	0.82	0.45
Net Asset Value at end of period	$8.76	$9.09	$7.97	$ 10.12	$9.30
Total Return (%)[3]	10.08	19.69	(6.16)	18.52	8.87
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$54,472	$61,127	$61,777	$ 84,217	$88,917
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	1.14	1.71	1.55	1.57	1.34
Portfolio turnover (%)[4]	93	78	69	36	89

CLASS II	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$9.06	$7.94	$10.09	$ 9.27	$8.82
Income from Investment Operations:
Net investment income	0.08	0.13[2]	0.13	0.15	0.13[1]
Net realized and unrealized gain (loss) on investments	0.80	1.41	(0.78)	1.53	0.62
Total from investment operations	0.88	1.54	(0.65)	1.68	0.75
Less Distributions From:
Net investment income	(0.09)	(0.13)	(0.16)	(0.15)	(0.14)
Capital gains	(0.72)	(0.29)	(1.34)	(0.71)	(0.16)
Return of Capital	(0.39)	–	–	–	–
Total distributions	(1.20)	(0.42)	(1.50)	(0.86)	(0.30)
Net increase (decrease) in net asset value	(0.32)	1.12	(2.15)	0.82	0.45
Net Asset Value at end of period	$8.74	$9.06	$7.94	$ 10.09	$9.27
Total Return (%)[3]	9.81	19.39	(6.39)	18.22	8.60
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,095	$1,272	$1,527	$ 2,267	$2,032
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	0.90	1.41	1.01	1.53	1.42
Portfolio turnover (%)[4]	93	78	69	36	89

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

CORE BOND FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$9.89	$9.39	$ 9.76	$9.75	$9.80
Income from Investment Operations:
Net investment income	0.26	0.31[2]	0.32	0.29	0.26[1]
Net realized and unrealized gain (loss) on investments	0.62	0.48	(0.38)	0.02	(0.01)
Total from investment operations	0.88	0.79	(0.06)	0.31	0.25
Less Distributions From:
Net investment income	(0.28)	(0.28)	(0.31)	(0.30)	(0.30)
Capital gains	(0.19)	(0.01)	–	–	–
Total distributions	(0.47)	(0.29)	(0.31)	(0.30)	(0.30)
Net increase (decrease) in net asset value	0.41	0.50	(0.37)	0.01	(0.05)
Net Asset Value at end of period	$10.30	$9.89	$ 9.39	$9.76	$9.75
Total Return (%)[3]	8.97	8.36	(0.62)	3.11	2.67
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$92,471	$95,679	$ 104,781	$129,429	$146,780
Ratios of expenses to average net assets (%)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	2.23	2.67	2.70	2.54	2.53
Portfolio turnover (%)[4]	44	26	24	16	39

CLASS II	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$9.84	$9.36	$ 9.73	$9.73	$9.78
Income from Investment Operations:
Net investment income	0.11	0.17[2]	0.19	0.22	0.23[1]
Net realized and unrealized gain (loss) on investments	0.74	0.58	(0.27)	0.06	–
Total from investment operations	0.85	0.75	(0.08)	0.28	0.23
Less Distributions From:
Net investment income	(0.25)	(0.26)	(0.29)	(0.28)	(0.28)
Capital gains	(0.19)	(0.01)	–	–	–
Total distributions	(0.44)	(0.27)	(0.29)	(0.28)	(0.28)
Net increase (decrease) in net asset value	0.41	0.48	(0.37)	–	(0.05)
Net Asset Value at end of period	$10.25	$9.84	$ 9.36	$9.73	$9.73
Total Return (%)[3]	8.70	8.09	(0.87)	2.85	2.41
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,721	$26,855	$ 29,713	$35,252	$38,165
Ratios of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	1.98	2.43	2.45	2.29	2.28
Portfolio turnover (%)[4]	44	26	24	16	39

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.
See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$8.17	$7.91	$ 8.66	$8.56	$8.05
Income from Investment Operations:
Net investment income	0.46	0.49[2]	0.49	0.47	0.42[1]
Net realized and unrealized gain (loss) on investments	0.03	0.19	(0.77)	0.08	0.55
Total from investment operations	0.49	0.68	(0.28)	0.55	0.97
Less Distributions From:
Net investment income	(0.42)	(0.42)	(0.47)	(0.45)	(0.46)
Net increase (decrease) in net asset value	0.07	0.26	(0.75)	0.10	0.51
Net Asset Value at end of period	$8.24	$8.17	$ 7.91	$8.66	$8.56
Total Return (%)[3]	5.98	8.64	(3.20)	6.32	12.15
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$13,989	$15,658	$ 17,466	$20,601	$22,093
Ratios of expenses to average net assets (%)	0.77	0.77	0.77	0.77	0.77
Ratio of net investment income to average net assets (%)	4.77	4.96	5.12	4.72	4.91
Portfolio turnover (%)[4]	55	17	22	39	58

CLASS II	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$8.18	$7.92	$ 8.67	$8.57	$8.05
Income from Investment Operations:
Net investment income	0.26	0.31[2]	0.37	0.43	0.40[1]
Net realized and unrealized gain (loss) on investments	0.21	0.35	(0.67)	0.09	0.56
Total from investment operations	0.47	0.66	(0.30)	0.52	0.96
Less Distributions From:
Net investment income	(0.40)	(0.40)	(0.45)	(0.42)	(0.44)
Net increase (decrease) in net asset value	0.07	0.26	(0.75)	0.10	0.52
Net Asset Value at end of period	$8.25	$8.18	$ 7.92	$8.67	$8.57
Total Return (%)[3]	5.71	8.36	(3.44)	6.06	11.87
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,693	$4,181	$ 4,605	$5,562	$5,314
Ratios of expenses to average net assets (%)	1.02	1.02	1.02	1.02	1.02
Ratio of net investment income to average net assets (%)	4.52	4.71	4.87	4.47	4.66
Portfolio turnover (%)[4]	55	17	22	39	58

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$19.11	$17.26	$19.55	$18.40	$18.64
Income from Investment Operations:
Net investment income	0.40	0.43[2]	0.47	0.45	0.44[1]
Net realized and unrealized gain (loss) on investments	1.04	2.96	(0.65)	2.00	1.24
Total from investment operations	1.44	3.39	(0.18)	2.45	1.68
Less Distributions From:
Net investment income	(0.41)	(0.40)	(0.48)	(0.45)	(0.49)
Capital gains	(0.67)	(1.14)	(1.63)	(0.85)	(1.43)
Total distributions	(1.08)	(1.54)	(2.11)	(1.30)	(1.92)
Net increase (decrease) in net asset value	0.36	1.85	(2.29)	1.15	(0.24)
Net Asset Value at end of period	$19.47	$19.11	$17.26	$19.55	$18.40
Total Return (%)[3]	7.77	19.68	(0.76)	13.31	8.99
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$195,463	$206,780	$201,421	$239,212	$245,490
Ratios of expenses to average net assets (%)	0.72	0.72	0.72	0.72	0.72
Ratio of net investment income to average net assets (%)	2.04	2.10	2.17	2.13	2.25
Portfolio turnover (%)[4]	31	28	26	16	34

CLASS II	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$18.92	$17.12	$19.41	$18.31	$18.57
Income from Investment Operations:
Net investment income	0.27	0.34[2]	0.38	0.37	0.39[1]
Net realized and unrealized gain (loss) on investments	1.12	2.97	(0.60)	2.00	1.23
Total from investment operations	1.39	3.31	(0.22)	2.37	1.62
Less Distributions From:
Net investment income	(0.37)	(0.37)	(0.44)	(0.42)	(0.45)
Capital gains	(0.67)	(1.14)	(1.63)	(0.85)	(1.43)
Total distributions	(1.04)	(1.51)	(2.07)	(1.27)	(1.88)
Net increase (decrease) in net asset value	0.35	1.80	(2.29)	1.10	(0.26)
Net Asset Value at end of period	$19.27	$18.92	$17.12	$19.41	$18.31
Total Return (%)[3]	7.50	19.38	(1.01)	13.03	8.72
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$29,102	$33,801	$32,925	$40,526	$40,548
Ratios of expenses to average net assets (%)	0.97	0.97	0.97	0.97	0.97
Ratio of net investment income to average net assets (%)	1.79	1.85	1.92	1.88	1.99
Portfolio turnover (%)[4]	31	28	26	16	34

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.
See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$25.08	$21.85	$28.48	$26.56	$27.06
Income from Investment Operations:
Net investment income	0.40	0.41[2]	0.50	0.69	0.42[1]
Net realized and unrealized gain (loss) on investments	(1.46)	5.01	(4.09)	3.60	3.13
Total from investment operations	(1.06)	5.42	(3.59)	4.29	3.55
Less Distributions From:
Net investment income	(0.38)	(0.37)	(0.46)	(0.69)	(0.44)
Capital gains	(0.30)	(1.82)	(2.01)	(1.68)	(3.61)
Return of Capital	–	–	(0.57)	–	–
Total distributions	(0.68)	(2.19)	(3.04)	(2.37)	(4.05)
Net increase (decrease) in net asset value	(1.74)	3.23	(6.63)	1.92	(0.50)
Net Asset Value at end of period	$23.34	$25.08	$21.85	$28.48	$26.56
Total Return (%)[3]	(3.99)	24.93	(12.59)	16.23	13.01
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$220,518	$256,775	$243,697	$341,213	$347,993
Ratios of expenses to average net assets (%)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%)	1.74	1.49	1.54	2.28	1.50
Portfolio turnover (%)[4]	87	76	83	77	93

CLASS II	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$24.72	$21.56	$28.17	$26.32	$26.87
Income from Investment Operations:
Net investment income	0.23	0.30[2]	0.36	0.65	0.34[1]
Net realized and unrealized gain (loss) on investments	(1.33)	4.98	(3.98)	3.52	3.11
Total from investment operations	(1.10)	5.28	(3.62)	4.17	3.45
Less Distributions From:
Net investment income	(0.33)	(0.30)	(0.41)	(0.64)	(0.39)
Capital gains	(0.30)	(1.82)	(2.01)	(1.68)	(3.61)
Return of Capital	–	–	(0.57)	–	–
Total distributions	(0.63)	(2.12)	(2.99)	(2.32)	(4.00)
Net increase (decrease) in net asset value	(1.73)	3.16	(6.61)	1.85	(0.55)
Net Asset Value at end of period	$22.99	$24.72	$21.56	$28.17	$26.32
Total Return (%)[3]	(4.23)	24.61	(12.81)	15.94	12.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,388	$4,284	$3,829	$5,539	$4,709
Ratios of expenses to average net assets (%)	0.87	0.87	0.87	0.87	0.87
Ratio of net investment income to average net assets (%)	1.48	1.24	1.29	2.08	1.24
Portfolio turnover (%)[4]	87	76	83	77	93

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$20.17	$17.19	$26.54	$24.84	$25.12
Income from Investment Operations:
Net investment income	0.09	0.12[2]	0.20	0.22	0.20[1]
Net realized and unrealized gain on investments	2.61	5.20	(0.52)	5.32	1.23
Total from investment operations	2.70	5.32	(0.32)	5.54	1.43
Less Distributions From:
Net investment income	(0.09)	(0.12)	(0.19)	(0.22)	(0.22)
Capital gains	(1.67)	(2.22)	(8.84)	(3.62)	(1.49)
Total distributions	(1.76)	(2.34)	(9.03)	(3.84)	(1.71)
Net increase (decrease) in net asset value	0.94	2.98	(9.35)	1.70	(0.28)
Net Asset Value at end of period	$21.11	$20.17	$17.19	$26.54	$24.84
Total Return (%)[3]	13.94	31.13	(0.28)	22.28	5.74
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$198,560	$197,776	$184,508	$232,362	$223,450
Ratios of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	0.43	0.52	0.70	0.75	0.80
Portfolio turnover (%)[4]	29	18	73	22	13

CLASS II	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$19.71	$16.85	$26.22	$24.60	$24.92
Income from Investment Operations:
Net investment income	(0.01)	0.02[2]	0.19	0.14	0.14[1]
Net realized and unrealized gain on investments	2.59	5.14	(0.56)	5.28	1.21
Total from investment operations	2.58	5.16	(0.37)	5.42	1.35
Less Distributions From:
Net investment income	(0.05)	(0.08)	(0.16)	(0.18)	(0.18)
Capital gains	(1.67)	(2.22)	(8.84)	(3.62)	(1.49)
Total distributions	(1.72)	(2.30)	(9.00)	(3.80)	(1.67)
Net increase (decrease) in net asset value	0.86	2.86	(9.37)	1.62	(0.32)
Net Asset Value at end of period	$20.57	$19.71	$16.85	$26.22	$24.60
Total Return (%)[3]	13.65	30.80	(0.53)	21.98	5.47
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$15,900	$17,569	$17,704	$23,445	$23,774
Ratios of expenses to average net assets (%)	1.07	1.07	1.07	1.07	1.07
Ratio of net investment income to average net assets (%)	0.19	0.27	0.45	0.50	0.55
Portfolio turnover (%)[4]	29	18	73	22	13

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.
See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$18.38	$15.19	$18.97	$18.11	$17.65
Income from Investment Operations:
Net investment income (loss)	(0.01)	(0.03)[1]	–	(0.01)	0.01[2]
Net realized and unrealized gain on investments	1.66	5.22	(0.37)	2.85	2.22
Total from investment operations	1.65	5.19	(0.37)	2.84	2.23
Less Distributions From:
Net investment income	–	–	–	–	(0.00)[3]
Capital gains	(2.06)	(2.00)	(3.41)	(1.98)	(1.77)
Total distributions	(2.06)	(2.00)	(3.41)	(1.98)	(1.77)
Net increase (decrease) in net asset value	(0.41)	3.19	(3.78)	0.86	0.46
Net Asset Value at end of period	$17.97	$18.38	$15.19	$18.97	$18.11
Total Return (%)[4]	9.69	34.27	(1.50)	15.74	12.84
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 164,068	$ 167,094	$ 152,077	$ 192,140	$ 203,076
Ratios of expenses to average net assets (%)	0.92	0.92	0.92	0.92	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.07)	(0.18)	(0.03)	(0.07)	0.04
Portfolio turnover (%)[5]	24	16	25	22	21

CLASS II	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$17.77	$14.77	$18.59	$17.83	$17.44
Income from Investment Operations:
Net investment income (loss)	(0.10)	(0.14)[1]	(0.07)	(0.08)	(0.04)[2]
Net realized and unrealized gain on investments	1.65	5.14	(0.34)	2.82	2.20
Total from investment operations	1.55	5.00	(0.41)	2.74	2.16
Less Distributions From:
Capital gains	(2.06)	(2.00)	(3.41)	(1.98)	(1.77)
Total distributions	(2.06)	(2.00)	(3.41)	(1.98)	(1.77)
Net increase (decrease) in net asset value	(0.51)	3.00	(3.82)	0.76	0.39
Net Asset Value at end of period	$17.26	$17.77	$14.77	$18.59	$17.83
Total Return (%)[4]	9.41	33.93	(1.75)	15.45	12.55
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,069	$8,070	$7,921	$10,509	$11,142
Ratios of expenses to average net assets (%)	1.17	1.17	1.17	1.17	1.17
Ratio of net investment income to average net assets (%)	(0.31)	(0.43)	(0.28)	(0.32)	(0.21)
Portfolio turnover (%)[5]	24	16	25	22	21

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Based on average shares outstanding during the year.
[3]	Amounts represent less than $0.005 per share.
[4]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.
See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$11.80	$9.93	$11.73	$9.69	$10.16
Income from Investment Operations:
Net investment income	0.12	0.23[2]	0.21	0.17	0.18[1]
Net realized and unrealized gain (loss) on investments	0.86	1.84	(1.82)	2.01	(0.47)
Total from investment operations	0.98	2.07	(1.61)	2.18	(0.29)
Less Distributions From:
Net investment income	(0.11)	(0.20)	(0.19)	(0.14)	(0.18)
Net increase (decrease) in net asset value	0.87	1.87	(1.80)	2.04	(0.47)
Net Asset Value at end of period	$12.67	$11.80	$9.93	$11.73	$9.69
Total Return (%)[3]	8.36	20.81	(13.69)	22.54	(2.91)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,852	$22,721	$21,130	$27,516	$26,809
Ratios of expenses to average net assets (%)	1.17	1.17	1.17	1.17	1.17
Ratio of net investment income to average net assets (%)	0.88	1.83	1.59	1.27	1.84
Portfolio turnover (%)[4]	33	31	33	28	98

CLASS II	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$11.73	$9.88	$11.67	$9.65	$10.14
Income from Investment Operations:
Net investment income	0.01	0.15[2]	0.11	0.08	0.16[1]
Net realized and unrealized gain (loss) on investments	0.93	1.88	(1.73)	2.06	(0.49)
Total from investment operations	0.94	2.03	(1.62)	2.14	(0.33)
Less Distributions From:
Net investment income	(0.08)	(0.18)	(0.17)	(0.12)	(0.16)
Net increase (decrease) in net asset value	0.86	1.85	(1.79)	2.02	(0.49)
Net Asset Value at end of period	$12.59	$11.73	$9.88	$11.67	$9.65
Total Return (%)[3]	8.09	20.51	(13.91)	22.24	(3.16)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$8,919	$9,691	$9,219	$13,257	$12,796
Ratios of expenses to average net assets (%)	1.42	1.42	1.42	1.42	1.42
Ratio of net investment income to average net assets (%)	0.63	1.60	1.35	1.02	1.58
Portfolio turnover (%)[4]	33	31	33	28	98

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2020 FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$7.83	$7.38	$7.93	$8.06	$8.04
Income from Investment Operations:
Net investment income	0.09	0.16[2]	0.16	0.19	0.15[1]
Net realized and unrealized gain (loss) on investments	0.60	0.70	(0.32)	0.48	0.32
Total from investment operations	0.69	0.86	(0.16)	0.67	0.47
Less Distributions From:
Net investment income	(0.13)	(0.14)	(0.19)	(0.37)	(0.18)
Capital gains	(0.52)	(0.27)	(0.10)	(0.43)	(0.27)
Return of Capital	–	–	(0.10)	–	–
Total distributions	(0.65)	(0.41)	(0.39)	(0.80)	(0.45)
Net increase (decrease) in net asset value	0.04	0.45	(0.55)	(0.13)	0.02
Net Asset Value at end of period	$7.87	$7.83	$7.38	$7.93	$8.06
Total Return (%)[3]	8.80	11.76	(2.11)	8.34	5.68
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$35,685	$35,602	$38,523	$47,510	$51,485
Ratios of expenses to average net assets (%)	0.30	0.30	0.03[4]	0.00[4,5]	0.00[4,5]
Ratio of net investment income to average net assets (%)	1.14	2.00	1.75[4]	1.89[4]	1.80[4]
Portfolio turnover (%)[6]	318	276	35	9	7

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.
[5]	Amounts represent less than 0.01%
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2030 FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$7.89	$7.34	$8.16	$8.26	$8.08
Income from Investment Operations:
Net investment income	0.09	0.16[2]	0.17	0.19	0.16[1]
Net realized and unrealized gain (loss) on investments	0.82	1.08	(0.50)	0.89	0.44
Total from investment operations	0.91	1.24	(0.33)	1.08	0.60
Less Distributions From:
Net investment income	(0.12)	(0.14)	(0.21)	(0.38)	(0.17)
Capital gains	(0.50)	(0.55)	(0.28)	(0.80)	(0.25)
Total distributions	(0.62)	(0.69)	(0.49)	(1.18)	(0.42)
Net increase (decrease) in net asset value	0.29	0.55	(0.82)	(0.10)	0.18
Net Asset Value at end of period	$8.18	$7.89	$7.34	$8.16	$8.26
Total Return (%)[3]	11.77	17.10	(4.04)	13.18	7.35
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$70,125	$62,469	$62,556	$74,415	$75,564
Before waiver of expenses by Adviser (%)	0.30	0.30	0.03[4]	0.00[4,5]	0.00[4,5]
Ratio of net investment income to average net assets (%)	1.09	1.97	1.88[4]	1.78[4]	1.95[4]
Portfolio turnover (%)[6]	372	244	33	13	6

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.
[5]	Amounts represent less than 0.01%
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2040 FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$7.21	$6.66	$7.55	$7.66	$7.54
Income from Investment Operations:
Net investment income	0.08	0.15[2]	0.16	0.19	0.16[1]
Net realized and unrealized gain (loss) on investments	0.81	1.09	(0.52)	0.97	0.46
Total from investment operations	0.89	1.24	(0.36)	1.16	0.62
Less Distributions From:
Net investment income	(0.10)	(0.14)	(0.21)	(0.38)	(0.19)
Capital gains	(0.48)	(0.55)	(0.32)	(0.89)	(0.31)
Total distributions	(0.58)	(0.69)	(0.53)	(1.27)	(0.50)
Net increase (decrease) in net asset value	0.31	0.55	(0.89)	(0.11)	0.12
Net Asset Value at end of period	$7.52	$7.21	$6.66	$7.55	$7.66
Total Return (%)[3]	12.51	18.86	(4.88)	15.16	8.31
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$41,990	$37,060	$38,424	$49,909	$49,515
Ratios of expenses to average net assets (%)	0.30	0.30	0.03[4]	0.00[4,5]	0.00[4,5]
Ratio of net investment income to average net assets (%)	1.08	1.94	1.69[4]	1.76[4]	2.01[4]
Portfolio turnover (%)[6]	367	258	30	16	7

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.
[5]	Amounts represent less than 0.01%
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2050 FUND
	Year Ended December 31,
	2020	2019	2018	2017	2016
CLASS I
Net Asset Value at beginning of period	$ 12.37	$ 12.03	$ 13.60	$ 12.57	$ 12.19
Income from Investment Operations:
Net investment income	0.13	0.26[2]	0.26	0.27	0.26[1]
Net realized and unrealized gain (loss) on investments	1.43	2.10	(1.06)	1.87	0.84
Total from investment operations	1.56	2.36	(0.80)	2.14	1.10
Less Distributions From:
Net investment income	(0.18)	(0.22)	(0.38)	(0.54)	(0.31)
Capital gains	(0.75)	(1.80)	(0.39)	(0.57)	(0.41)
Total distributions	(0.93)	(2.02)	(0.77)	(1.11)	(0.72)
Net increase (decrease) in net asset value	0.63	0.34	(1.57)	1.03	0.38
Net Asset Value at end of period	$ 13.00	$ 12.37	$ 12.03	$ 13.60	$ 12.57
Total Return (%)[3]	12.80	20.55	(5.85)	16.99	8.97
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 30,437	$ 24,850	$ 23,081	$ 28,231	$ 23,442
Ratios of expenses to average net assets (%)	0.30	0.30	0.03[4]	0.00[4,5]	0.00[4,5]
Ratio of net investment income to average net assets (%)	1.07	1.95	1.61[4]	1.79[4]	2.08[4]
Portfolio turnover (%)[6]	390	292	37	8	6

[1]	Based on average shares outstanding during the year.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.
[5]	Amounts represent less than 0.01%
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund|December 31, 2020
Notes to Financial Statements
1. ORGANIZATION
The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is a series trust with 14 investment portfolios (individually, a “fund,” and collectively, the “funds”), each with different investment objectives and policies. The funds are the Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund and International Stock Fund (collectively, the “Core Funds”), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Allocation Funds”) and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds”). Madison Asset Management, LLC (the “Investment Adviser” or “Madison”) serves as the funds’ investment adviser.
The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All funds, except the Target Date Funds, offer Class I and II shares. The Target Date Funds only offer a single class of shares, Class I shares. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fee, if any, and its proportional share of fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts”) of CMFG Life Insurance Company and to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.
2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
The funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.
The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.
Portfolio Valuation: The Trust and each series of the Trust, referred to individually as a fund, values securities and other investments as follows: Equity securities, including closed-end investment companies, American Depositary Receipts (“ADRs”),Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities (other than short-term obligations) purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments,

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”) usually 4:00 p.m. Eastern Standard Time on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Target Allocation Fund and each Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.
Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.
Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.
All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Investment Adviser’s Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP. Because the Target Allocation Funds and Target Date Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation Fund or Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.
A fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.
In addition to the fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Board of Trustees. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.
Recently Issued Accounting Pronouncements: In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. This ASU is effective for fiscal years beginning after December 15, 2019. For the year ended December 31, 2020, the funds have chosen to adopt the standard. The adoption of this ASU did not have a material impact on the financial statements and other disclosures.
In March 2020, the FASB issued ASU 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The adoption of the ASU is elective. At this time, management is evaluating the implications of these changes on the financial statements.
Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statements of Operations also includes realized gain distributions received from the underlying exchange-listed funds. Distributions of net realized gains are recorded on the fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.
Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets. Class-specific expenses are borne by that class.
Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.
Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with members of the Federal Reserve System, U.S. Central Credit Union and with “primary dealers” in U.S. government securities. As of December 31, 2020, none of the funds held open repurchase agreements.
The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of December 31, 2020, none of the funds held open repurchase agreements.

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the funds at the spot rate at settlement.
Each fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” For the year ended, December 31, 2020, The International Stock Fund had net realized losses of $1,969 and Large Cap Value Fund had net realized gains of $2,044 foreign currency transactions. As of December 31, 2020, only the International Stock Fund had open foreign currency transactions.
The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.
Forward Foreign Currency Exchange Contracts: Each fund may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2020, none of the funds had open forward foreign currency exchange contracts.
If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.
Cash Concentration: At times, the funds maintain cash balances at financial institutions in excess of federally insured limits. The funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each fund currently limits investments in illiquid investments, as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. At December 31, 2020, there were no illiquid securities held in the funds.
Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when- issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2020, none of the funds had entered into such transactions.

Indemnifications: Under the funds’ organizational documents, the funds’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In the normal course of business, the funds enter into contracts that contain a variety of representations and provide general indemnifications. The funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the funds. However, based on experience, management expects the risk of loss to be remote.

3. FAIR VALUE MEASUREMENTS
Each fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)
Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the funds to measure fair value for the year ended December 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of December 31, 2020, none of the funds held securities deemed as a Level 3, and there were no transfers between classification levels.

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020

The following is a summary of the inputs used as of December 31, 2020, in valuing the funds’ investments carried at fair value:

Fund[1]	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/20
Conservative Allocation
Investment Companies	$158,231,742	$ –	$ –	$158,231,742
Short-Term Investments	11,231,508	–	–	11,231,508
	169,463,250	–	–	169,463,250
Moderate Allocation
Investment Companies	169,964,259	–	–	169,964,259
Short-Term Investments	15,851,310	–	–	15,851,310
	185,815,569	–	–	185,815,569
Aggressive Allocation
Investment Companies	51,904,235	–	–	51,904,235
Short-Term Investments	4,822,331	–	–	4,822,331
	56,726,566	–	–	56,726,566
Core Bond
Asset Backed Securities	–	4,107,422	–	4,107,422
Collateralized Mortgage Obligations	–	4,152,445	–	4,152,445
Commercial Mortgage-Backed Securities	–	2,120,141	–	2,120,141
Corporate Notes and Bonds	–	53,991,287	–	53,991,287
Long-Term Municipal Bonds	–	2,637,629	–	2,637,629
Mortgage Backed Securities	–	24,245,295	–	24,245,295
U.S. Government and Agency Obligations	–	21,810,315	–	21,810,315
Short-Term Investments	2,378,496	–	–	2,378,496
	2,378,496	113,064,534	–	115,443,030
High Income
Corporate Notes and Bonds	–	16,046,216	–	16,046,216
Exchange Traded Funds	515,070	–	–	515,070
Short-Term Investments	1,090,179	–	–	1,090,179
	1,605,249	16,046,216	–	17,651,465
Diversified Income
Common Stocks	159,852,848	–	–	159,852,848
Asset Backed Securities	–	2,833,296	–	2,833,296
Collateralized Mortgage Obligations	–	2,843,882	–	2,843,882
Commercial Mortgage-Backed Securities	–	868,392	–	868,392
Corporate Notes and Bonds	–	25,869,055	–	25,869,055
Long-Term Municipal Bonds	–	1,803,857	–	1,803,857
Mortgage Backed Securities	–	13,426,837	–	13,426,837
U.S. Government and Agency Obligations	–	10,761,882	–	10,761,882
Short-Term Investments	5,955,684	–	–	5,955,684
	165,808,532	58,407,201	–	224,215,733
Large Cap Value
Common Stocks	219,059,262	–	–	219,059,262
Short-Term Investments	4,589,662	–	–	4,589,662
	223,648,924	–	–	223,648,924
Large Cap Growth
Common Stocks	209,028,439	–	–	209,028,439
Short-Term Investments	5,351,170	–	–	5,351,170
	214,379,609	–	–	214,379,609

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020

Fund[1]	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/20
Mid Cap
Common Stocks	$157,313,535	$ –	$ –	$157,313,535
Short-Term Investments	13,924,572	–	–	13,924,572
	171,238,107	–	–	171,238,107
International Stock
Common Stocks
Australia	–	422,821	–	422,821
Canada	–	994,611	–	994,611
China	305,235	759,658	–	1,064,893
Denmark	–	1,140,389	–	1,140,389
Finland	–	692,186	–	692,186
France	–	4,890,377	–	4,890,377
Germany	–	2,111,504	–	2,111,504
Hong Kong	–	327,777	–	327,777
Ireland	1,252,520	–	–	1,252,520
Israel	–	313,775	–	313,775
Italy	–	695,949	–	695,949
Japan	–	4,908,702	–	4,908,702
Luxembourg	–	354,027	–	354,027
Mexico	–	212,322	–	212,322
Netherlands	–	1,505,619	–	1,505,619
Norway	–	689,355	–	689,355
Portugal	–	461,799	–	461,799
Singapore	–	325,147	–	325,147
South Korea	–	614,192	–	614,192
Spain	–	393,506	–	393,506
Sweden	–	666,339	–	666,339
Switzerland	–	1,780,854	–	1,780,854
United Kingdom	554,584	3,427,017	–	3,981,601
Preferred Stocks	–	527,071	–	527,071
Short-Term Investments	382,686	–	–	382,686
	2,495,025	28,214,997	–	30,710,022
Madison Target Retirement 2020 Fund	34,557,250	–	–	34,557,250
Madison Target Retirement 2030 Fund	66,029,000	–	–	66,029,000
Madison Target Retirement 2040 Fund	39,720,748	–	–	39,720,748
Madison Target Retirement 2050 Fund	28,781,055	–	–	28,781,055
[1]See respective portfolio of investments for underlying holdings in each fund. For additional information on the underlying funds held in the Target Allocation Funds and Target Date Funds, including shareholder prospectuses and financial reports, please visit each underlying funds website or visit the securities and exchange commission website http://www.sec.gov.

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
4. ADVISORY , DISTRIBUTION, ADMINISTRATIVE SERVICES AGREEMENTS AND OTHER EXPENSES
Investment Advisory Agreements: For the investment advisory services to the funds under their respective Investment Advisory Agreements, the Investment Adviser is entitled to receive an advisory fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets of each fund as follows as of December 31, 2020:

Fund	Advisory Fee	Fund	Advisory Fee
Conservative Allocation	0.30%	Large Cap Growth	0.80%
Moderate Allocation	0.30%	Mid Cap	0.90%
Aggressive Allocation	0.30%	International Stock	1.15%
Core Bond	0.55%	Madison Target Retirement 2020	0.25%
High Income	0.75%	Madison Target Retirement 2030	0.25%
Diversified Income	0.70%	Madison Target Retirement 2040	0.25%
Large Cap Value	0.60%	Madison Target Retirement 2050	0.25%
The Investment Advisory Agreement for the Core Funds and the Target Allocation Funds is structured as a “unitary fee arrangement” and, as such, requires the Investment Adviser to provide or arrange to provide overall management of the funds, including but not limited to, investment management services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. The unitary fee arrangement with these funds does not cover, and therefore these funds pay directly for, the following fees and expenses: (i) fees and expenses of the independent Trustees; (ii) fees and expenses of independent counsel to the independent Trustees; (iii) fees and expenses of the Trust’s independent registered public accountant; (iv) brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; (v) costs of borrowing money, overdrafts (if any) and any potential taxes owed; and (vi) extraordinary expenses (including litigation and/or and consulting expenses) as approved by a majority of the independent Trustees. As a result, for these funds, audit and trustee fees and expenses are broken out separately from “other expenses” on the Statements of Operations.
In contrast, the Investment Advisory Agreement for the Target Date Funds is not structured as a “unitary fee arrangement.” Accordingly, under the Investment Advisory Agreement for these funds, the Investment Adviser is only responsible for providing investment management services to the funds. Other services performed by the Investment Adviser for the Target Date Funds are covered under a separate Administrative Services Agreement (discussed below).
The Investment Adviser is solely responsible for the payment of all fees to Lazard Asset Management LLC, the Subadviser to the International Stock Fund. The Investment Advisor manages the remaining funds without the use of a subadviser.
The Investment Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its fees or expenses related to the funds. Fee waiver agreements may be modified or terminated at any time or for any reason, but only with fund Board approval. During the year ended December 31, 2020, the Investment Adviser contractually agreed to waive 0.10% of its investment advisory fee for Target Allocation Funds until at least April 30, 2021. Fees waived for the year ended December 31, 2020, reflected as “fees waived” in the accompanying Statements of Operations, were as follows:

Waived Fees or Expenses*
Fund	Class I	Class II	Total Waivers
Conservative Allocation	$107,372	$20,689	$128,061
Moderate Allocation	160,884	17,632	178,516
Aggressive Allocation	54,783	1,090	55,873
*The Investment Adviser does not have the right to recoup waived fees.

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
Administrative Services Agreement – Target Date Funds: With respect to the Target Date Funds only, in addition to the management fee, the Investment Adviser is entitled to receive an administrative services fee from the Target Date Funds pursuant to the terms of a separate Services Agreement. Under the Services Agreement, Madison provides or arranges for the Target Date Funds to have all operational and support services needed by the funds, for which Madison is entitled to receive a fee of 0.05% annually based upon the average daily net assets of each fund, which is computed and accrued daily and paid monthly. Expenses that are not included under this fee agreement are: (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) Rule 12b-1 distribution and service fees, (iii) acquired fund fees, if any, and (iv) any extraordinary or nonrecurring expenses (such as fees and expenses relating to any temporary line of credit the funds maintain for emergency or extraordinary purposes).
Prior to August 6, 2020, independent trustee compensation, including lead independent trustee compensation, was paid out of the administrative services fee on behalf of the funds. Effective August 7, 2020, the Board of Trustees approved the independent trustees fees to be a direct expense of the funds. Therefore, independent trustee compensation is included in the line item “Trustee fees” in the accompanying the Statements of Operations for fees paid by the funds for the period August 7, 2020 through December 31, 2020.
Therefore, under the Services Agreement, the Investment Adviser is responsible for the following fees and expenses; (i) fees and expenses of independent counsel to the independent Trustees; and (ii) fees and expenses of the Trust’s independent registered public accountant. As a result, these fees are included in the line item “administrative services agreement fees” on the Statements of Operations.
Distribution Agreement: MFD Distributor, LLC (“MFD”) serves as distributor of the funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% each fund’s daily net assets.
MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. For the year ended December 31, 2020, no fees were waived. MFD does not have the right to recoup waived fees.
Other Expenses: As noted above, because of the “unitary fee arrangement” in place with respect to the Core Funds and the Target Allocation Funds, and the Services Agreement arrangement in place with respect to the Target Date Funds, the former group of funds is directly responsible for certain fees and expenses that differ somewhat from the fees and expenses for which the latter group is directly responsible. See discussion above for more information.
Officers and Trustees: Certain officers and trustees of the Trust are also officers of the Investment Adviser. The funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated and the fees paid to the Trustees are paid for by the funds. The Nominating and Governance Committee of the Board reviews fees paid to Independent Trustees periodically, and may change such fees at any time.
5. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
The funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective funds.
Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
6. SECURITIES TRANSACTIONS
For the year ended December 31, 2020, aggregate cost of purchases and proceeds from sales of securities, other than short-term securities, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$115,656,506	$ 91,087,306
Moderate Allocation	–	–	128,967,894	146,073,740
Aggressive Allocation	–	–	46,159,280	53,856,966
Core Bond	8,739,747	32,096,167	42,822,368	31,997,595
High Income	–	–	9,206,974	10,605,101
Diversified Income	6,959,794	22,728,645	58,282,942	69,275,421
Large Cap Value	–	–	182,877,956	202,508,392
Large Cap Growth	–	–	54,002,175	75,438,568
Mid Cap	–	–	35,494,750	57,084,314
International Stock	–	–	9,152,139	12,222,956
Madison Target Retirement 2020	–	–	102,942,769	104,662,493
Madison Target Retirement 2030	–	–	222,131,749	221,939,726
Madison Target Retirement 2040	–	–	131,523,502	131,251,536
Madison Target Retirement 2050	–	–	99,695,851	97,663,871
7. DERIVATIVES
The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.
As of December 31, 2020, the funds did not hold any derivatives.
The following table presents the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020:

Fund	Underlying Risk	Statement of Operations	Realized Gain (Loss) on Derivatives:	Change in Unrealized Appreciation (Depreciation) on Derivatives
Core Bond	Interest rate	Options Purchased	$(8,870)	$ –
	Interest rate	Options Written	6,130	–
Total			$(2,740)	$ –
The average volume (based on the open positions at each month-end) of derivative activity during the year ended December 31, 2020.

Fund	Options Purchased Contracts(1)	Options Written Contracts(1)
Core Bond	3	3
(1) Number of Contracts
There is no impact on the financial statements of the other funds as they did not hold derivative investments during the year ended December 31, 2020.

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
8. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Core Bond Fund (for purposes of this Note, the “Fund”), may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.
Futures Contracts: The fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. government and agency obligations, or other liquid assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. During the year ended December 31, 2020, the Fund did not enter into any futures contracts.
Options on Futures Contracts: The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.
9. FOREIGN SECURITIES
Each fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and/or (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. U.S. dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.
Certain of the funds have reclaimed receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in “other assets” on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectable.

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
10. SECURITIES LENDING
The Board of Trustees has authorized the funds, other than the USF Target Date Funds, to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Trust’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% and 105% for non-domestic security of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The funds do not have a master netting agreement.
As of December 31, 2020, the aggregate fair value of securities on loan for the Trust was $21,502,296. Cash collateral received for such loans is reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is comprised of U.S. treasuries or government securities. See below for fair value on loan and collateral breakout for each fund and each respective fund’s portfolio of investments for individual securities identified on loan.

Fund	Fair Value on Loan	Cash Collateral*	Non-Cash Collateral*
Conservative Allocation	$ 3,740,392	$3,805,841	$ –
Moderate Allocation	12,437,574	4,760,430	7,961,658
Aggressive Allocation	4,287,592	795,893	3,584,311
Core Bond	260,032	265,213	–
High Income	640,644	139,290	514,989
Diversified Income	136,062	138,775	–
*Represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.
11. FEDERAL INCOME TAX INFORMATION
It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.
The funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2020. It is each fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2017 through December 31, 2020.

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
The tax character of distributions paid during the years ended December 31, 2020 and 2019 were as follows:

Fund	Ordinary Income		Long-Term Capital Gain		Return of Capital
	2020	2019	2020	2019	2020	2019
Conservative Allocation	$4,489,660	$2,625,735	$4,640,395	$ 832,533	$1,905,258	$ –
Moderate Allocation	6,756,546	4,100,945	7,672,922	3,119,825	5,552,711	–
Aggressive Allocation	1,887,510	1,056,572	2,589,728	1,854,379	2,445,604	–
Core Bond	3,769,726	3,442,754	1,330,880	–	–	–
High Income	857,319	969,846	–	–	–	–
Diversified Income	4,699,804	5,826,509	7,367,901	12,134,276	–	–
Large Cap Value	3,634,027	3,552,733	2,973,764	17,501,745	–	–
Large Cap Growth	1,142,625	2,860,136	15,852,813	20,150,168	–	–
Mid Cap	–	49,684	18,288,408	17,359,051	–	–
International Stock	256,420	531,780	–	–	–	–
Madison Target Retirement 2020	2,022,602	1,762,116	763,806	–	–	–
Madison Target Retirement 2030	3,702,414	3,959,903	1,297,630	1,202,546	–	–
Madison Target Retirement 2040	2,423,195	2,502,246	609,124	827,730	–	–
Madison Target Retirement 2050	1,740,125	1,616,163	308,269	2,094,994	–	–
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Fund	Ordinary Income	Long-Term Capital Gain
Conservative Allocation	$ –	$ –	Large Cap Growth	$840,963	$1,907,336
Moderate Allocation	–	–	Mid Cap	–	3,745,696
Aggressive Allocation	–	–	International Stock	20,206	–
Core Bond	372,792	149,645	Madison Target Retirement 2020	139,154	112,964
High Income	83,195	–	Madison Target Retirement 2030	309,764	178,157
Diversified Income	522,799	2,052,042	Madison Target Retirement 2040	290,227	94,120
Large Cap Value	399,905	–	Madison Target Retirement 2050	283,164	56,353
For federal income tax purposes, the Funds listed below have capital loss carryforwards as of December 31, 2020, which are available to offset future capital gains, if any, realized through the fiscal year listed:

	No Expiration Date
Fund	Short-Term	Long-Term
High Income	$ 571,148	$ 2,023,861
Large Cap Value	17,297,841	-
International Stock	2,413,317	2,244,255
Certain specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the funds’ next taxable year, if the funds so elect. For the year ended December 31, 2020, none of the funds elected to defer post- October losses.
For the year-ended December 31, 2020, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
International Stock	$ 364,843

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
At December 31, 2020, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$12,359,282	$ 61,566	$12,297,716
Moderate Allocation	25,619,733	43,607	25,576,126
Aggressive Allocation	9,504,265	10,809	9,493,456
Core Bond	10,941,512	464,945	10,476,567
High Income	770,387	293,810	476,577
Diversified Income	64,166,235	367,929	63,798,306
Large Cap Value	50,720,176	221,473	50,498,703
Large Cap Growth	76,799,505	644,635	76,154,870
Mid Cap	77,881,710	161,915	77,719,795
International Stock	7,335,094	485,701	6,849,393
Madison Target Retirement 2020	1,647,987	8,406	1,639,581
Madison Target Retirement 2030	6,095,194	30,449	6,064,745
Madison Target Retirement 2040	4,172,836	19,428	4,153,408
Madison Target Retirement 2050	3,204,343	12,902	3,191,441
Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.
Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REIT, securities adjustments related to Treasury Inflation Protected securities(TIPS), distribution re-designations from investments in other regulated investment companies and unusable capital carry loss carryforwards.
To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2020, reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$(1,905,259)	$ 992,547	$ 912,712
Moderate Allocation	(5,552,713)	(15,761)	5,568,474
Aggressive Allocation	(2,445,603)	(30,464)	2,476,067
Core Bond	1	313,333	(313,334)
High Income	(1)	(16,206)	16,207
Diversified Income	-	186,537	(186,537)
Large Cap Value	-	576	(576)
Large Cap Growth	(2)	-	2
Mid Cap	(122,296)	122,296	-
International Stock	-	(1,969)	1,969
Madison Target Retirement 2020	-	25,802	(25,802)
Madison Target Retirement 2030	2	35,728	(35,730)
Madison Target Retirement 2040	-	-	-
Madison Target Retirement 2050	-	6,791	(6,791)

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
12. CAPITAL SHARES AND AFFILIATED OWNERSHIP
All capital shares outstanding at December 31, 2020, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company.
The Target Allocation Funds invest in Underlying Funds, including the Madison Funds (the “Affiliated Underlying Funds”), which may be deemed to be under common control because of the same or investment adviser and membership in a common family of investment companies . Madison Funds’ historical financial information is available to you at no cost on the SEC’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Madison Funds’ website at www.madisonfunds.com. A summary of the transactions with each Affiliated Underlying Fund during the year ended December 31, 2020 follows:

Fund/ Underlying Fund	Beginning value as of 12/31/2019	Gross Additions	Gross Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/2020	Shares	Dividend Income	Distributions Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class Y	$24,439,855	$15,700,000	$ (2,276,302)	$ 94,278	$ 985,825	$38,943,656	3,653,251	$591,055	$ 586,644
Madison Corporate Bond Fund Class Y	7,553,634	–	(7,003,824)	6,247	(556,057)	–	–	121,428	1,049,066
Madison Dividend Income Fund Class Y	11,263,898	8,686,290	(13,186,867)	212,805	(300,625)	6,675,501	226,365	134,633	–
Madison Investors Fund Class Y	10,560,952	12,009,864	(13,645,810)	36,897	67,020	9,028,923	364,658	47,839	784,225
Madison Mid Cap Fund Class Y	2,203,942	2,657,160	(3,442,924)	(137,800)	32,284	1,312,662	104,511	2,499	42,342
Totals	$56,022,281	$39,053,314	$(39,555,727)	$ 212,427	$ 228,447	$55,960,742		$897,454	$2,462,277

Moderate Allocation Fund
Madison Core Bond Fund Class Y	$26,497,284	$2,000,000	$ (3,186,814)	$ 118,377	$ 1,108,538	$26,537,385	2,489,436	$569,778	$ 529,060
Madison Corporate Bond Fund Class Y	958,834	–	(917,428)	19,661	(61,067)	–	–	11,688	78,382
Madison Dividend Income Fund Class Y	27,321,694	17,613,353	(29,958,727)	1,896,305	(2,097,231)	14,775,394	501,031	297,103	–
Madison Investors Fund Class Y	27,133,953	24,014,438	(30,944,276)	1,678,363	(1,440,777)	20,441,701	825,594	108,310	1,775,504
Madison Mid Cap Fund Class Y	5,292,941	12,184,071	(14,528,626)	(153,681)	(539,016)	2,255,689	179,593	4,294	72,760
Totals	$87,204,706	$55,811,862	$(79,535,871)	$3,559,025	$ (3,029,553))	$64,010,169		$991,173	$2,455,706

Aggressive Allocation Fund
Madison Core Bond Fund Class Y	$ 4,437,933	$ 450,000	$ (1,461,457)	$ 32,384	$ 135,649	$ 3,594,509	337,196	$ 78,619	$ 71,661
Madison Dividend Income Fund Class Y	10,076,802	6,970,682	(11,039,719)	452,375	(592,815)	5,867,325	198,960	113,572	–
Madison Investors Fund Class Y	10,007,793	8,760,535	(11,441,552)	654,434	(693,071)	7,288,139	294,351	38,616	633,026
Madison Mid Cap Fund Class Y	3,704,108	3,727,390	(6,362,911)	444,247	(675,353)	837,481	66,678	1,594	27,014
Totals	$28,226,636	$19,908,607	$(30,305,639)	$1,583,440	$ (1,825,590)	$17,587,454		$232,401	$ 731,701
[1]Distributions received include distributions from net investment income and from capital gains from the underlying funds.

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
13. CONCENTRATION OF RISKS
Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the fund from adverse currency movements. Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Core Bond Fund is subject to derivatives risk, which is the risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its net assets in high yield securities. The Target Allocation

Funds and Target Date Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, these funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds. Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
The funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.
The funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds.

Ultra Series Fund|Notes to Financial Statements - concluded|December 31, 2020
In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the funds.

14. IMPACTS OF COVID-19
The global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the funds’ investments depends on future developments, including the duration and spread of the outbreak and the creation, distribution and efficacy of a vaccine. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of each of the fund’s investments.
15. SUBSEQUENT EVENTS
All Matters
Management has evaluated the impact of all subsequent events on the funds through the date the financial statements were available for issue. Effective March 1, 2021, Madison will take over management of the International Stock Fund from Lazard Asset Management, LLC, the current Sub-Adviser. Other than this event, no other events have taken place that meet the definition of a subsequent event that require adjustment to, or disclosure in the financial statements.

Ultra Series Fund|December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ultra Series Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Ultra Series Fund (the “Trust”), comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund (collectively, the “Funds”), including the portfolios of investments as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of the Trust as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
February 24, 2021
We have served as the auditor of one or more of Madison Investment Holding’s investment companies since 2009.

Ultra Series Fund|December 31, 2020
Other Information (unaudited)
DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS
At a meeting of the Board of Trustees (the “Board” or “Trustees”) of the Ultra Series Fund (the “Trust”) held on August 8, 2020 (held in accordance with the SEC staff’s exemptive relief for certain in person meeting requirements), the Board, and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each a “fund” and together, the “funds”) and the continuance of the Investment Sub-Advisory Agreement between the Adviser and Lazard Asset Management LLC ( “Lazard” or “Sub-Adviser”) with respect to the Ultra Series International Stock Fund.
In determining whether to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (together, the “Agreements”), the Adviser and Sub-Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreements was in the best interests of the respective funds and their shareholders. The information provided to the Board included: (1) data comparing management fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the funds; and (4) information about the Adviser’s and Sub-Adviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and Lazard, and representatives of the Adviser and Lazard, respectively, discussed with the Independent Trustees each of those additional inquiries at the August 2020 meeting.
In approving the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser and Sub-Adviser, as applicable; (2) the investment performance of each fund; (3) the costs of the services to be provided and the profits to be realized by the Adviser, the Sub-Adviser and their respective affiliates, as applicable; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
With regard to the nature, extent and quality of the services provided by the Adviser and Sub-Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and, as applicable, Sub-Adviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. The Board recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and Sub-Adviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser and its affiliates, as well as the Sub-Adviser, due to the Adviser’s long history of providing advisory services to the Funds, as well as the Sub-Adviser’s long history of providing sub-advisory services to the International Stock Fund.
The Board also discussed the quality of services provided to the Trust by its transfer agent, fund administrator and custodian, as well as the various administrative services provided directly by the Adviser.
Based on their review of the information provided, the Board determined with respect to each fund that the nature, extent and quality of services provided by the Adviser (and Sub-Adviser, as applicable) was satisfactory.

Ultra Series Fund|Other Information (unaudited) - continued|December 31, 2020
With regard to the investment performance of the funds, the Board reviewed each fund’s current performance information, as provided in the written Board materials. The Board discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. The Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the funds, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. The Trustees discussed the unique aspects of the securities markets applicable to particular funds so that the performance of any such funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/portfolio managers to any fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They considered that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Trustees also noted that on a quarterly basis, they review detailed information for each fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market and economic environments that favor the funds’ strategies and discussed the funds’ performance in such market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons, which with respect to peer groups, followed the same methodology this year as the prior year. The Board also considered that sometimes, the Morningstar categories the funds fall into do not precisely match a fund’s investment strategy and philosophy.
Based on their review, the Board determined that, given the totality of the above factors and considerations, each fund’s overall investment performance had been satisfactory.
With regard to the costs of the services to be provided and the profits to be realized by the Adviser, Sub-Adviser and their respective affiliates, as applicable, from their relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology this year as last year in terms of peer group selection.
The Board noted that the Adviser or its affiliates, and, as applicable, the Sub-Adviser, provided investment management services to other investment company and/or non-investment company clients and considered the management fees charged by the Adviser (and Sub-Adviser) to such funds and clients for purposes of determining whether the given management fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or Sub-Adviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Trustees gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser (or Sub-Adviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or Sub-Adviser, if applicable) may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or Sub-Adviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

Ultra Series Fund|Other Information (unaudited) - continued|December 31, 2020
The Trustees compared each fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the simple expense structure maintained by the Trust: (1) an advisory fee and a capped administrative “services” expense for the Target Retirement Date Funds of USF; and (2) for the remaining series of USF, a unitary fee with limited independent expenses for Trustee compensation and audit fees not covered by the unitary fee (“Unitary Fee”). The Board reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration.
With regard to the administrative services provided by the Adviser under a separate administrative services agreement (“Administrative Services Agreement”) with each Target Retirement Data Fund, the Board acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to each fund and that such compensation does not always cover all costs incurred by the Adviser because the fee charged pursuant to the Administrative Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the fee charged under the Administrative Services Agreement, in the case of the Target Date Funds, or in excess of the fee charged under the Unitary Fee, in the case of the remaining series of USF, are paid by the Adviser from investment management fees earned. In this regard, the Trustees noted that examination of each fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules. The Trustees also noted that effective as of the date of the meeting (August 8, 2020), the Administrative Services Agreement were amended to reflect that Independent Trustee compensation, including Lead Independent Trustee compensation, will no longer by paid by the Adviser from the services fees it receives pursuant to the such agreement and will therefore be directly paid by the applicable series of USF. As part of its review of this change, the Board was provided with detailed information regarding the effect of such change on each fund’s expense ratio and the Adviser’s profitability.
In addition, the Board recognized that to the extent a fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to the Trust’s “fund of funds” portfolios and the underlying mutual funds in which each such fund invests in exchange for the fees received from them.
In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $18.2 billion at the time of the meeting. As a result, although the fees paid by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.
Following their review, the Board concluded that the costs for services provided by, and the level of profitability to, the Adviser and its affiliates with respect to the Investment Advisory and Administrative Services Agreements were reasonable considering the services provided. In considering the costs for services provided by, and profitability to, the Sub-Adviser, with respect to the Sub-Advisory Agreement relative to the International Stock Fund, the Board noted that the sub-advisory fees payable under the Sub-Advisory Agreement are paid by the Adviser out of the fees that it receives under the Investment Advisory Agreement and were negotiated by the Adviser at arm’s length. Consequently, the costs for services by, and profitability to, the Sub-Adviser with respect to its relationship with the International Stock Fund was not a substantial factor in the Board’s deliberations.

Ultra Series Fund|Other Information (unaudited) - continued|December 31, 2020
With regard to the extent to which economies of scale would be realized as each fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Investment Advisory and Administrative Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving certain fees under the Investment Advisory Agreement with regard to the USF Conservative, Moderate and Aggressive Allocation Funds. Because the Adviser pays the Sub-Adviser’s sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale with respect to a Sub-Adviser’s management of the International Stock Fund to be a material factor in its consideration.
The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the management fee schedules. Based on its review, the Board concluded that the current management fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.
Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser and Sub-Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the U.S. Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the Sub-Adviser and representatives of the Adviser and Sub-Adviser provided satisfactory responses thereto.
In considering the renewal of the funds’ Investment Advisory and Sub-Advisory Agreements, as well as the Administrative Services Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately with respect to each fund. The Board reached the following conclusions regarding the Investment Advisory Agreement (and, as applicable, the Sub-Advisory and Administrative Services Agreements), among others: (a) the Adviser (and Sub-Adviser, as applicable) demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory, Sub-Advisory and Administrative Services Agreements, as applicable; (b) the Adviser (and Sub-Adviser, as applicable) is qualified to manage the fund’s assets in accordance with the fund’s investment objective and strategies; (c) the overall investment performance of the fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the fund’s management (and, as applicable, sub-advisory and services) fee is reasonable in light of the services received by the fund from the Adviser (and, as applicable, Sub-Adviser) and other factors considered; and (e) the Adviser’s (and Sub-Adviser, as applicable) investment strategies are appropriate for pursuing the investment objectives of the fund. Based on the foregoing conclusions, the Board determined with respect to each fund that continuation of the Investment Advisory Agreement with the Adviser was in the best interests of the fund and its shareholders, and that with respect to the International Stock Fund, the continuation of such fund’s Sub-Advisory Agreement was in the best interests of the fund and its shareholders. Moreover, the Board determined that renewal of the Administrative Services Agreement was in the best interests of each respective fund and its shareholders.
FUND EXPENSES PAID BY SHAREHOLDERS
As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include, among other things, investment management fees; 12b-1 fees (Class II only); brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; and costs of borrowing money. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Ultra Series Fund|Other Information (unaudited) - continued|December 31, 2020
The examples below are based on an investment of $1,000 invested for the six-month period ended December 31, 2020. Expenses paid during the period in the table below are equal to each fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).
Actual Expenses
The table below provides information about actual account values using actual expenses for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,063.30	0.22%	$1.19	$1,062.00	0.47%	$2.49
Moderate Allocation*	1,000	1,102.00	0.22%	1.22	1,100.60	0.47%	2.53
Aggressive Allocation*	1,000	1,133.40	0.22%	1.23	1,132.00	0.47%	2.57
Core Bond	1,000	1,025.60	0.57%	2.95	1,024.30	0.82%	4.22
High Income	1,000	1,096.50	0.77%	4.11	1,095.10	1.02%	5.42
Diversified Income	1,000	1,135.00	0.72%	3.92	1,133.60	0.97%	5.26
Large Cap Value	1,000	1,156.00	0.62%	3.41	1,154.50	0.87%	4.77
Large Cap Growth	1,000	1,230.30	0.82%	4.60	1,228.80	1.07%	5.99
Mid Cap	1,000	1,237.80	0.92%	5.18	1,236.20	1.17%	6.58
International Stock	1,000	1,237.20	1.17%	6.58	1,235.60	1.42%	7.98
Target Retirement 2020	1,000	1,041.40	0.30%	1.59	N/A	N/A	N/A
Target Retirement 2030	1,000	1,087.00	0.30%	1.63	N/A	N/A	N/A
Target Retirement 2040	1,000	1,098.70	0.30%	1.58	N/A	N/A	N/A
Target Retirement 2050	1,000	1,109.80	0.30%	1.59	N/A	N/A	N/A
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Ultra Series Fund|Other Information (unaudited) - continued|December 31, 2020

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,023.98	0.22%	$1.17	$1,022.72	0.47%	$2.44
Moderate Allocation*	1,000	1,023.98	0.22%	1.17	1,022.72	0.47%	2.44
Aggressive Allocation*	1,000	1,023.98	0.22%	1.17	1,022.72	0.47%	2.44
Core Bond	1,000	1,022.22	0.57%	2.95	1,020.96	0.82%	4.22
High Income	1,000	1,021.22	0.77%	3.96	1,019.96	1.02%	5.23
Diversified Income	1,000	1,021.47	0.72%	3.71	1,020.21	0.97%	4.98
Large Cap Value	1,000	1,021.97	0.62%	3.20	1,020.71	0.87%	4.47
Large Cap Growth	1,000	1,021.01	0.82%	4.17	1,019.76	1.07%	5.43
Mid Cap	1,000	1,020.51	0.92%	4.67	1,019.25	1.17%	5.94
International Stock	1,000	1,019.25	1.17%	5.94	1,018.00	1.42%	7.20
Target Retirement 2020	1,000	1,023.58	0.30%	1.58	N/A	N/A	N/A
Target Retirement 2030	1,000	1,023.58	0.30%	1.58	N/A	N/A	N/A
Target Retirement 2040	1,000	1,023.63	0.30%	1.53	N/A	N/A	N/A
Target Retirement 2050	1,000	1,023.63	0.30%	1.53	N/A	N/A	N/A
* The annual expense ratio does not include the expenses of the underlying funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the funds. The information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Ultra Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for each series of the Trust (individually, a “fund” and collectively, the “funds”) and to protect fund shareholders from dilution of their interests. The Board of Trustees of the Trust (the “Board”) has appointed the funds’ Chief Compliance Officer as the program administrator (the “Program Administrator”). The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum (“HLIM”), if applicable, and any material changes to the Program.
On May 21, 2020, the Board reviewed the Program Administrator’s annual written report for the period of the first quarter of 2019 through the fourth quarter of 2019 (the “Report”). The Report provided an assessment of each funds’ liquidity risk: the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator uses State Street Bank and Trust Company, a third-party vendor, to provide portfolio investment classification services, and the Report noted that each fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each fund’s portfolio is expected to primarily hold highly liquid investments and each fund will be considered a “primarily highly liquid fund” (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a HLIM for each fund and to adopt policies and procedures for responding to a HLIM shortfall. None of the funds held a significant portion of illiquid investments and the Trust was not required to file Form N-LIQUID during the review period. The Report noted that no material changes had been made to the Program since the Board’s initial approval of the Program.

Ultra Series Fund|Other Information (unaudited) - continued|December 31, 2020
The Program Administrator concluded that each fund has been able to meet redemption requests in all market conditions during the review period without significant dilution to the fund’s remaining investors. The Program Administrator determined that the Program is functioning properly.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. Form N-PORT-EX is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N-

PORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by callng 1-800-SEC-0330.
PROXY VOTING POLICIES, PROCEDURES AND RECORDS
A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders, upon request, at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov and is also located in the funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 is available to shareholders, upon request, at no cost by calling 1-800-SEC-0330, or on the SEC’s website at www.sec.gov.
FORWARD-LOOKING STATEMENT DISCLOSURE
One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,”  “will,”  “expect,”  “believe,”  “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.
TAX INFORMATION
Foreign Tax Credits: The funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the funds to their shareholders. For the year ended December 31, 2020, the following funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Stock	$59,323	$640,578
Corporate Dividends Received Deductions: For the taxable year ended December 31, 2020, the following percentage of income dividends paid by the fund qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	0.58%	Mid Cap	–
Moderate Allocation	1.49%	Madison Target Retirement 2020	0.86%
Aggressive Allocation	3.33%	Madison Target Retirement 2030	1.12%
Diversified Income	79.19%	Madison Target Retirement 2040	1.21%
Large Cap Value	100.00%	Madison Target Retirement 2050	2.38%
Large Cap Growth	87.65%

Ultra Seies Fund|Other Information (unaudited) - concluded|December 31, 2020
Qualified Dividend Income: For the taxable year ended 2020, the fund hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each fund’s income distributions paid during the calendar year 2020, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Fund	Amount
Large Cap Growth	$2,299,869

Ultra Series Fund|December 31, 2020
Ultra Series Fund’s Trustees and Officers
The address of each Trustee and Officer is 550 Science Drive, Madison, Wisconsin 53711. The Statement of Additional Information, which includes additional information about the Trustees and Officers, is available at no cost on the SEC’s website at www.sec.gov or, upon request, by calling CMFG Life Insurance Company at 1-800-798-5500. This table is as of January 1, 2021.
Officers

Name and Age	Position(s) Held and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee	Other Directorships Held by Trustee
Patrick F. Ryan 41	President, March 2020 - Present
Madison Investment Holdings, Inc. (“MIH”), Madison Asset Management, LLC (“Madison”) and Madison Investment Advisors, LLC (“MIA”), Head of Multi-Asset Solutions and Portfolio Manager, 2018 - Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 - 2017
Madison Funds (14 mutual funds) and Madison Covered Call & Equity Strategy Fund, President, March 2020 - Present
			N/A	N/A
Paul A. Lefurgey 56	Vice President, 2009 - Present	MIH, Madison and MIA, CEO, 2017 - Present; Co-Head of Fixed Income, 2019 - 2021; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Chairman - Executive Committee, 2015 - 2017 Madison Funds (14), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2012 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - 2018	15	Madison Funds (14), March 2020 - Present Madison Covered Call & Equity Strategy Fund, January 2021- Present
Greg D. Hoppe 51	Vice President, March 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
Madison Funds (14), Vice President, March 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019; Madison Covered Call & Equity Strategy Fund, Vice President, March 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2012 - 2019; Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018
N/A
Holly S. Baggot 60	Secretary, 1999 - Present; Assistant Treasurer, 1999 - 2007 and 2009 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, 2012 - Present; Madison Funds (14), Secretary, 1999 - Present and Assistant Treasurer, 1999-2007 and 2009 - Present; Madison Funds and Madison Covered Call & Equity Strategy Fund, Anti-Money Laundering Officer, 2019 - 2020; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018
N/A

Ultra Series Fund|Trustees and Officers - concluded|December 31, 2020

Name and Age	Position(s) Held and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Steve J. Fredricks 50	Chief Compliance Officer and Assistant Secretary, 2018 - Present
MIH, MIA and Madison, Chief Legal Officer, March 2020 - Present; Chief Compliance Officer, 2018 - Present
Madison Funds (14) and Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary, 2018 - Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer during 2018
Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018
N/A
Trey D. Edgerle 30	Assistant Secretary, 2017 - Present; Anti-Money Laundering Officer, November 2020 - Present
MIH, MIA and Madison, Senior Mutual Fund and Compliance Associate, 2016 - Present
Madison Funds (14) and Madison Covered Call & Equity Strategy Fund, Assistant Secretary, 2017 - Present; Anti-Money Laundering Officer, November 2020 - Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 - 2018
U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016
N/A

Independent Trustees

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[2]	Other Directorships Held by Trustee
Steven P. Riege 66	Trustee, 2005 - 2028	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	29	Madison Funds (14), 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2015 - Present
Richard E. Struthers 68	Trustee, 2004 - 2028	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012	29	Madison Funds (14), 2004 - Present; Madison Covered Call & Equity Strategy Fund, 2017 - Present
Carrie J. Thome 52	Trustee, 2017- 2032	NVNG Investment Advisors, LLC, Madison, WI, Managing Director, 2019 - Present Wisconsin Alumni Research Foundation, Madison, WI, Chief Investment Officer, 2007 - 2019	28	Madison Funds (14), 2017 - Present
1A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) he or she attains the age of 76, or (2) he or she has served on the Board for a total of 15 years, subject in the latter case to extension by unanimous vote of the remaining Trustees. In the event a Trustee’s term is extended as described above, following such initial approval, the decision to allow such Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each successive calendar year and shall be effective no longer than the end of the following calendar year. Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired as of the last day of the applicable calendar year unless he or she requests an earlier retirement date. For purposes of the policy, the 15-year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee. The Board may change the mandatory retirement age or the term limitation without the approval of shareholders, subject to the unanimous approval of the full
2As of the date of this report, the fund complex consists of Madison Funds with 14 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Covered Call & Equity Strategy Fund (a closed-end fund), for a grand total of 29 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

SEC File Number:811-04815

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Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Ultra Series Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In August 2020, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the three independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2020 and 2019, respectively were $196,000 ($416,000 including the Madison Funds and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $211,000 ($483,000 including the Affiliated Funds).

(b) Audit-Related Fees. Not applicable.

(c) Tax-Fees. For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees for professional services rendered to Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years totaled $32,120 (budgeted) and $41,458, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) Schedule included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

/s/ Steven J. Fredricks
Steven J. Fredricks, Chief Compliance Officer & Chief Legal Officer

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan
Patrick F. Ryan, Principal Executive Officer

Date: March 5, 2021

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer & Principal Accounting Officer

Date: March 5, 2021